THE TARGET PORTFOLIO TRUST(R)
Prospectus dated May 1, 1998
--------------------------------------------------------------------------------

     The Target Portfolio Trust(R) (the Trust), is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Investments Fund Management LLC. (PIFM or the Manager). Each Portfolio benefits from discretionary advisory services provided by one or more investment advisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following Portfolios:

Equity Portfolios
     - Large Capitalization Growth Portfolio
     - Large Capitalization Value Portfolio
     - Small Capitalization Growth Portfolio
     - Small Capitalization Value Portfolio
     - International Equity Portfolio
Income Portfolios
     - International Bond Portfolio
     - Total Return Bond Portfolio
     - Intermediate-Term Bond Portfolio
     - Mortgage Backed Securities Portfolio
     - U.S. Government Money Market Portfolio

     The U.S. Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share. Shares of the U.S. Government Money Market Portfolio are not guaranteed or insured by the U.S. Government. There can be no assurance that the U.S. Government Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     Shares of the Portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. Participation in the Target Program is subject to payment of a separate investment advisory or program fee. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans) the quarterly advisory fee is charged at a maximum annual rate of 1.5% of assets invested in equity portfolios and 1.0% of assets invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets invested in equity portfolios and 1.35% of assets invested in income portfolios. Certain clients may be eligible for a reduction or waiver of the advisory fee. See "Purchase and Redemption of Shares." The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, will involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of professional asset allocation recommendations. The Target Program or shares of the Trust are also available (without participation in the Target Program) to banks, trust companies and other investment advisory services which maintain securities accounts with Prudential Securities and to certain fee based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the Portfolios are an available option without payment of the Target Program fee.

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated May 1, 1998, which information is incorporated herein by reference and is available without charge upon request to the Trust at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust.
--------------------------------------------------------------------------------

     Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

     THE TRUST. The Trust is a management investment company providing a convenient means of investing in separate professionally managed Portfolios. The assets of each of the Portfolios are managed on a discretionary basis by one or more separate Advisers. See "Management of the Trust." The Trust is a series company currently consisting of ten Portfolios. As with an investment in any mutual fund, an investment in a Portfolio can decrease in value and you can lose money. Except for the International Bond Portfolio, each of these Portfolios is a diversified portfolio within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). There are certain risks associated with an investment in a non-diversified portfolio. See "Description of the Portfolios--International Bond Portfolio."

EQUITY PORTFOLIOS

     LARGE CAPITALIZATION GROWTH PORTFOLIO -- seeks to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks of companies that, in the Adviser's opinion, are characterized by a growth of earnings at a rate faster than that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Dividend income is an incidental consideration in the selection of investments. The Portfolio may also invest in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. See "Description of the Portfolios--Other Investments and Policies." The stocks of the companies in which the Portfolio may invest are subject to industry, economic and market risks. The Advisers to the Portfolio are Columbus Circle Investors, a subpartnership of PIMCO Advisors L.P., and Oak Associates, Ltd.

     LARGE CAPITALIZATION VALUE PORTFOLIO -- seeks to achieve total return consisting of capital appreciation and dividend income by investing primarily in a portfolio of common stocks that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. The Portfolio may also invest in other equity securities, including preferred stock, corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Description of the Portfolios--Other Investments and Policies." The stocks of the companies in which the Portfolio may invest are subject to industry, economic and market risks. The Advisers to the Portfolio are INVESCO Capital Management, Inc. and Hotchkis and Wiley, a division of Merrill Lynch Asset Management, L.P.

     SMALL CAPITALIZATION GROWTH PORTFOLIO -- seeks to achieve maximum capital appreciation by investing primarily in a portfolio of common stocks of "emerging growth" companies. The securities of the companies in which the Portfolio will invest may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the markets in general. The Portfolio may also invest in preferred stock, obligations issued or guaranteed by the U.S. Government and money market instruments. See "Description of the Portfolios-- Other Investments and Policies." The Advisers to the Portfolio are Nicholas-Applegate Capital Management and Investment Advisers, Inc.

     SMALL CAPITALIZATION VALUE PORTFOLIO -- seeks to achieve above average capital appreciation by investing primarily in a portfolio of common stocks of companies with a total market capitalization of less than $1.5 billion that, in the Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase. The Portfolio may also invest in securities convertible into common stock,

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

preferred stock, debt obligations with capital appreciation potential and money market instruments. See "Description of the Portfolios-- Other Investments and Policies." The securities of the companies in which the Portfolio will invest may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the markets in general. The Advisers to the Portfolio are Lazard Asset Management, a division of Lazard Freres & Co. LLC, and Wood, Struthers & Winthrop Management Corp., a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation.

     INTERNATIONAL EQUITY PORTFOLIO -- seeks to achieve capital appreciation by investing primarily in a portfolio of equity securities of companies domiciled outside the United States. The Portfolio will invest in companies in developed as well as developing countries. Investing in international equity securities involves risks not associated with investment in the securities of U.S. companies, including exposure to less diverse and mature economies, greater market volatility and changes in currency exchange rates. Investments in developing countries involve additional risks. See "Description of the Portfolios--International Equity Portfolio." The Portfolio may engage in forward currency transactions, purchase and write put and call options on foreign currencies and trade currency futures contracts and options thereon. The Portfolio may also invest in closed-end country or regional funds and money market instruments. See "Description of the Portfolios-- Other Investments and Policies." The Adviser to the Portfolio is Lazard Asset Management, a division of Lazard Freres & Co. LLC.

INCOME PORTFOLIOS

     INTERNATIONAL BOND PORTFOLIO -- seeks to achieve high total return by investing primarily in high quality debt securities denominated primarily in foreign currencies. Under normal market circumstances, the Portfolio will invest at least 65% of its total assets in high quality debt securities denominated in foreign currencies of issuers located in at least three countries outside the United States. Under normal circumstances, the Portfolio will invest at least 75% of its assets in debt securities rated A or better by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or if unrated, determined by the Adviser to be of comparable quality. Under normal circumstances, up to 25% of the Portfolio's total assets may be invested in debt securities rated below investment grade but rated at least B by S&P or Moody's or, if unrated, determined by the Adviser to be of comparable quality. See "Description of the Portfolios--Other Investments and Policies." The Portfolio may also engage in foreign currency exchange contracts, purchase and write put and call options on foreign currencies and trading currencies futures contracts and options thereon and in other hedging techniques. The Portfolio is non-diversified and may be subject to greater risks than a portfolio that is diversified. See "Description of the Portfolios--International Bond Portfolio." The Adviser to the Portfolio is Delaware International Advisers Ltd.

     TOTAL RETURN BOND PORTFOLIO -- seeks to achieve total return consisting of current income and appreciation of capital by investing primarily in a portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. All of the securities in the Portfolio will be investment grade or determined by the Adviser to be of comparable quality, except the Portfolio

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

may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. See "Other Investments and Policies--Medium and Lower Rated Securities." The Portfolio may also invest in repurchase agreements and reverse repurchase agreements and purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions and lend its portfolio securities. Investing in bonds involves risks related to interest rate changes, the ability of the issuer to repay its obligations, and in the case of medium and lower-rated securities, greater price volatility and the risk of default. The Adviser to the Portfolio is Pacific Investment Management Company.

     INTERMEDIATE-TERM BOND PORTFOLIO -- seeks to achieve current income and reasonable stability of principal by investing primarily in a portfolio of high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. All of the securities in the Portfolio will be investment grade or determined by the Adviser to be of comparable quality, except the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. See "Other Investments and Policies--Medium and Lower Rated Securities." The Portfolio may also invest in repurchase agreements and reverse repurchase agreements and purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions and lend its portfolio securities. Investing in bonds involves risks related to interest rate changes, the ability of the issuer to repay its obligations, and in the case of medium and lower-rated securities, greater price volatility and the risk of default. The Adviser to the Portfolio is Pacific Investment Management Company.

     MORTGAGE BACKED SECURITIES PORTFOLIO -- seeks to achieve high current income as its primary objective with a secondary objective of capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve these objectives by investing, under normal circumstances, at least 65% of its assets in mortgage related securities. The Portfolio may also invest in non-mortgage related securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, asset-backed securities, money market instruments and repurchase and reverse repurchase agreements. In addition, the Portfolio may engage in forward and roll transactions, purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions, make short sales of securities and lend its portfolio securities. See "Description of the Portfolios-- Other Investments and Policies." Investing in mortgage backed securities involves risks related to interest rate movements, prepayment of principal faster or slower than expected and the liquidity and creditworthiness of the various mortgage related securities purchased by the Portfolio. The Adviser to the Portfolio is Wellington Management Company, LLP.

     U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- seeks to achieve maximum current income consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties (U.S. Government securities) and repurchase agreements with respect to those securities. The Portfolio may also purchase securities on a when-issued or delayed-delivery basis. While the U.S. Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuing basis. See "Description of the Portfolios-- Other Investments and Policies." The Adviser to the Portfolio is Wellington Management Company, LLP.

     MANAGEMENT. Prudential Investments Fund Management LLC acts as the Portfolios' Manager. Each Portfolio is advised by one or more Advisers identified, retained, supervised and compensated by the Manager. Investors should be aware that the Manager will be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisers. The Manager receives a fee from each Portfolio, and retains a portion of the fee that varies based on the Portfolio involved. The Manager's decisions, including the identity of an Adviser and the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by a majority of the Trustees, including a majority of the Trustees who are not "interested" persons as defined in the Investment Company Act. See "Management of the Trust."

     PURCHASE AND REDEMPTION OF SHARES. Shares of the Portfolios are offered for purchase and redemption at their respective next determined net asset values. Investors purchasing shares through participation in the Target Program will pay a quarterly advisory fee. For all non-Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a Target Program account invested in equity portfolios and 1.0% of assets held in a Target Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets held in a Target Program account invested in equity portfolios and 1.35% of assets held in a Target Program account invested in income portfolios. The fee may be subject to negotiation when assets in the Target Program exceed $100,000, based on a number of factors including, but not limited to, the size of the account and other accounts with Prudential Securities. The minimum initial investment in the Target Program for non-Plan accounts is $25,000 and for Plan accounts is $10,000. Certain accounts may be aggregated for purposes of satisfying the minimum initial investment requirement. The minimum initial investment requirement may be reduced or waived in certain instances and the advisory fee may be waived or reduced for certain clients. See "Purchase and Redemption of Shares."

                                 TRUST EXPENSES

    The following table lists the costs and expenses, including the Target Program advisory fee paid separately, that an investor will incur directly and indirectly as a shareholder of each of the Portfolios based on expenses from the last fiscal year. The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, will involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of professional asset allocation recommendations.

                               LARGE       LARGE       SMALL       SMALL                                          INTER-
                             CAPITALI-   CAPITALI-   CAPITALI-   CAPITALI-    INTER-      INTER-       TOTAL     MEDIATE-
                              ZATION      ZATION      ZATION      ZATION     NATIONAL    NATIONAL     RETURN       TERM
                              GROWTH       VALUE      GROWTH       VALUE      EQUITY       BOND        BOND        BOND
                             PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                             ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION
 EXPENSES..................     None        None        None        None        None        None        None        None
Maximum Annual Target
 Program Fee applicable to
 non-Plan investors (as a
 percentage of average
 daily value of Portfolio
 shares held)*.............    1.50%       1.50%       1.50%       1.50%       1.50%       1.00%       1.00%       1.00%
                               =====       =====       =====       =====       =====       =====       =====       =====
ANNUAL PORTFOLIO OPERATING EXPENSES**
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees...........    0.60%       0.60%       0.60%       0.60%       0.70%       0.50%       0.45%       0.45%
 12b-1 Fees................     None        None        None        None        None        None        None        None
 Other Expenses............    0.13%       0.12%       0.19%       0.21%       0.23%       0.85%       0.46%       0.26%
                               -----       -----       -----       -----       -----       -----       -----       -----
 Total Portfolio Operating
   Expenses................    0.73%       0.72%       0.79%       0.81%       0.93%       1.35%       0.91%       0.71%
                               =====       =====       =====       =====       =====       =====       =====       =====
 Maximum Total Portfolio
   Operating Expenses
   (After Reduction)+......      N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A

                                            U.S.
                                           GOVERN-
                              MORTGAGE      MENT
                               BACKED       MONEY
                             SECURITIES    MARKET
                             PORTFOLIO    PORTFOLIO
                             ----------   ---------
SHAREHOLDER TRANSACTION
 EXPENSES..................     None         None
Maximum Annual Target
 Program Fee applicable to
 non-Plan investors (as a
 percentage of average
 daily value of Portfolio
 shares held)*.............    1.00%        1.00%
                               =====       ======
ANNUAL PORTFOLIO OPERATING
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees...........    0.45%        0.25%
 12b-1 Fees................     None         None
 Other Expenses............    0.43%        0.40%
                               -----       ------
 Total Portfolio Operating
   Expenses................    0.88%        0.65%
                               =====       ======
 Maximum Total Portfolio
   Operating Expenses
   (After Reduction)+......      N/A          N/A

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(i) a 5% annual return and (ii) redemption at the end of each time period:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Large Capitalization Growth Portfolio.......................   $ 7       $23       $41       $ 91
Large Capitalization Value Portfolio........................   $ 7       $23       $40       $ 89
Small Capitalization Growth Portfolio.......................   $ 8       $25       $44       $ 98
Small Capitalization Value Portfolio........................   $ 8       $26       $45       $100
International Equity Portfolio..............................   $ 9       $30       $51       $114
International Bond Portfolio................................   $14       $43       $74       $162
Total Return Bond Portfolio.................................   $ 9       $29       $50       $112
Intermediate-Term Bond Portfolio............................   $ 7       $23       $40       $ 88
Mortgage Backed Securities Portfolio........................   $ 9       $28       $49       $108
U.S. Government Money Market Portfolio......................   $ 7       $21       $36       $ 80

     The above example is based on data for the Trust's fiscal year ended December 31, 1997. The above example includes the fees for the Target Program applicable to non-Plan investors. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in a Portfolio will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Trust." "Other Expenses" include operating expenses of each Portfolio for the fiscal year ended December 31, 1997, such as trustees' and professional fees, registration fees, reports to shareholders and transfer agency ($35 per Target Program participant) and custodian fees (foreign and domestic) (but exclude foreign withholding taxes). In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors. See "Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants" in the Statement of Additional Information.

--------------------------------------------------------------------------------

---------------
 * Plan investors are subject to a maximum Annual Target Program fee (as a percentage of average daily value of Portfolio shares held) of 1.25% for assets invested in Equity Portfolios and 1.35% for assets invested in Income Portfolios.

** Not including the Target Program fee.

 + PIFM may, from time to time, agree to waive all or a portion of its management fee and subsidize certain operating expenses with respect to each Portfolio. Fee waivers and expense subsidies lower the overall expenses of a Portfolio and increase a Portfolio's total return. See notes in "Financial Highlights." For the year ended December 31, 1997, PIFM agreed to cap operating expenses for the Total Return Bond Portfolio at .95%; as expenses did not exceed .91% in 1997, and did not exceed .94% in 1996, this expense cap has been discontinued. See "Management of the Trust--Manager."

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                 LARGE CAPITALIZATION                       LARGE CAPITALIZATION
                                                   GROWTH PORTFOLIO                           VALUE PORTFOLIO
                               --------------------------------------------------------     -------------------
                                                                            JANUARY 5,
                                              YEAR ENDED                     1993(A)            YEAR ENDED
                                             DECEMBER 31,                    THROUGH           DECEMBER 31,
                               -----------------------------------------   DECEMBER 31,     -------------------
                                 1997       1996     1995(E)    1994(E)        1993           1997     1996(E)
                                 ----       ----     -------    -------    ------------       ----     -------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................  $  12.97   $  12.13   $   9.74   $   9.91     $ 10.00        $  13.97   $  12.57
                               ========   ========   ========   ========     =======        ========   ========
Income from investment
 operations
Net investment income
 (loss)......................        --(f)      .02       .10        .10         .07(c)          .31        .31
Net realized and unrealized
 gains (losses) on investment
 transactions................      2.61       2.33       2.41       (.16)       (.12)           3.77       2.07
                               --------   --------   --------   --------     -------        --------   --------
   Total from investment
    operations...............      2.61       2.35       2.51       (.06)       (.05)           4.08       2.38
                               --------   --------   --------   --------     -------        --------   --------
Less distributions
Dividends from net investment
 income......................      (.01)      (.02)      (.10)      (.10)       (.04)           (.28)      (.31)
Distributions in excess of
 net investment income.......        --         --       (.01)      (.01)         --              --       (.03)
Distributions from net
 realized gains..............     (1.99)     (1.49)      (.01)        --          --           (1.56)      (.64)
                               --------   --------   --------   --------     -------        --------   --------
   Total distributions.......     (2.00)     (1.51)      (.12)      (.11)       (.04)          (1.84)      (.98)
                               --------   --------   --------   --------     -------        --------   --------
Net asset value, end of
 period......................  $  13.58   $  12.97   $  12.13   $   9.74     $  9.91        $  16.21   $  13.97
                               ========   ========   ========   ========     =======        ========   ========
TOTAL RETURN(d):.............     20.77%     21.09%     25.76%      (.68)%      (.46)%         29.80%     19.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).......................  $243,895   $220,782   $180,077   $142,072     $98,089        $275,093   $227,706
Average net assets (000).....  $242,233   $202,736   $162,982   $129,687     $48,033        $253,579   $208,898
Ratios to average net assets
 Expenses....................       .73%       .82%       .78%       .81%       1.05%(b)(c)      .72%       .77%
 Net investment income
   (loss)....................      (.01)%      .19%       .88%      1.08%        .84%(b)(c)     1.90%      2.33%
Portfolio turnover rate......        82%        65%       154%        24%          4%             21%        22%
Average commission rate paid
 per share...................  $  .0560   $  .0572   $  .0578        N/A         N/A        $  .0499   $  .0509

                                    LARGE CAPITALIZATION
                                        VALUE PORTFOLIO
                               ----------------------------------
                                                      JANUARY 5,
                                   YEAR ENDED          1993(A)
                                  DECEMBER 31,         THROUGH
                               -------------------   DECEMBER 31,
                               1995(E)    1994(E)        1993
                               -------    -------    ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................  $  10.02   $  10.11     $ 10.00
                               ========   ========     =======
Income from investment
 operations
Net investment income
 (loss)......................       .33        .26         .21(c)
Net realized and unrealized
 gains (losses) on investment
 transactions................      2.89       (.04)        .02
                               --------   --------     -------
   Total from investment
    operations...............      3.22        .22         .23
                               --------   --------     -------
Less distributions
Dividends from net investment
 income......................      (.30)      (.25)       (.11)
Distributions in excess of
 net investment income.......        --         --          --
Distributions from net
 realized gains..............      (.37)      (.06)       (.01)
                               --------   --------     -------
   Total distributions.......      (.67)      (.31)       (.12)
                               --------   --------     -------
Net asset value, end of
 period......................  $  12.57   $  10.02     $ 10.11
                               ========   ========     =======
TOTAL RETURN(d):.............     32.08%      2.18%       2.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).......................  $187,596   $142,219     $96,074
Average net assets (000).....  $163,124   $128,865     $46,623
Ratios to average net assets
 Expenses....................       .76%       .81%       1.05%(b)(c)
 Net investment income
   (loss)....................      2.83%      2.66%       2.12%(b)(c)
Portfolio turnover rate......        59%         6%          3%
Average commission rate paid
 per share...................  $  .0514        N/A         N/A

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income (loss) per share and the ratios of expenses and net investment income (loss) to average net assets would have been $.06, 1.10% and .79% for the Large Capitalization Growth Portfolio, and $.20, 1.16% and 2.01% for the Large Capitalization Value Portfolio, respectively.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.
(e) Calculated based upon average shares outstanding during the period.
(f) Less than $.005 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

   The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                SMALL CAPITALIZATION                       SMALL CAPITALIZATION
                                                  GROWTH PORTFOLIO                         VALUE PORTFOLIO(E)
                               -------------------------------------------------------     -------------------
                                                                           JANUARY 5,
                                              YEAR ENDED                    1993(A)            YEAR ENDED
                                             DECEMBER 31,                   THROUGH           DECEMBER 31,
                               ----------------------------------------   DECEMBER 31,     -------------------
                                 1997       1996     1995(E)    1994(E)     1993(E)          1997       1996
                                 ----       ----     -------    -------   ------------       ----       ----
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................  $  14.93   $  14.15   $  11.59   $11.86      $ 10.00        $  15.22   $  13.07
                               ========   ========   ========   =======     =======        ========   ========
Income from investment
 operations
Net investment income
 (loss)......................      (.05)      (.02)       .02      .01          .01(c)          .08        .11
Net realized and unrealized
 gains (losses) on investment
 transactions................      3.02       2.63       2.84     (.27)        1.86            4.37       2.71
                               --------   --------   --------   -------     -------        --------   --------
   Total from investment
    operations...............      2.97       2.61       2.86     (.26)        1.87            4.45       2.82
                               --------   --------   --------   -------     -------        --------   --------
Less distributions
Dividends from net investment
 income......................        --         --       (.02)    (.01)        (.01)           (.08)      (.11)
Distributions in excess of
 net investment income.......        --         --         --       --           --            (.01)        --
Distributions from net
 realized gains..............     (2.33)     (1.83)      (.28)      --           --           (2.08)      (.56)
                               --------   --------   --------   -------     -------        --------   --------
   Total distributions.......     (2.33)     (1.83)      (.30)    (.01)        (.01)          (2.17)      (.67)
                               --------   --------   --------   -------     -------        --------   --------
Net asset value, end of
 period......................  $  15.57   $  14.93   $  14.15   $11.59      $ 11.86        $  17.50   $  15.22
                               ========   ========   ========   =======     =======        ========   ========
TOTAL RETURN(d):.............     20.85%     18.88%     24.62%   (2.19)%      18.66%          29.98%     21.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).......................  $165,898   $147,469   $121,533   $96,462     $63,917        $163,414   $126,672
Average net assets (000).....  $156,570   $141,496   $107,649   $87,403     $29,313        $144,160   $110,564
Ratios to average net assets
 Expenses....................       .79%       .89%       .85%     .93%        1.05%(b)(c)      .81%       .92%
 Net investment income
   (loss)....................      (.36)%     (.32)%      .12%     .10%         .11%(b)(c)      .45%       .77%
Portfolio turnover rate......       106%       108%       120%      97%          72%             36%        60%
Average commission rate paid
 per share...................  $  .0596   $  .0590   $  .0586      N/A          N/A        $  .0600   $  .0610

                                   SMALL CAPITALIZATION
                                      VALUE PORTFOLIO(E)
                               --------------------------------
                                                    JANUARY 5,
                                  YEAR ENDED         1993(A)
                                 DECEMBER 31,        THROUGH
                               -----------------   DECEMBER 31,
                                1995      1994         1993
                                ----      ----     ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................  $ 11.07   $ 12.72     $ 10.00
                               =======   =======     =======
Income from investment
 operations
Net investment income
 (loss)......................      .14       .11        (.01)(c)
Net realized and unrealized
 gains (losses) on investment
 transactions................     2.00     (1.49)       3.19
                               -------   -------     -------
   Total from investment
    operations...............     2.14     (1.38)       3.18
                               -------   -------     -------
Less distributions
Dividends from net investment
 income......................     (.14)       --          --
Distributions in excess of
 net investment income.......       --        --          --
Distributions from net
 realized gains..............       --      (.27)       (.46)
                               -------   -------     -------
   Total distributions.......     (.14)     (.27)       (.46)
                               -------   -------     -------
Net asset value, end of
 period......................  $ 13.07   $ 11.07     $ 12.72
                               =======   =======     =======
TOTAL RETURN(d):.............    19.21%   (11.03)%     31.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).......................  $97,594   $84,163     $64,430
Average net assets (000).....  $88,085   $83,891     $29,039
Ratios to average net assets
 Expenses....................     1.00%      .93%       1.05%(b)(c)
 Net investment income
   (loss)....................     1.14%      .88%       (.11)%(b)(c)
Portfolio turnover rate......      110%       97%        112%
Average commission rate paid
 per share...................  $ .0561       N/A         N/A

---------------

(a) Commencement of investment operations.

(b) Annualized.
(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income (loss) per share and the ratios of expenses and net investment income (loss) to average net assets would have been ($.03), 1.46% and (.30%) for the Small Capitalization Growth Portfolio and ($.04), 1.33% and (.39%) for the Small Capitalization Value Portfolio, respectively.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.
(e) Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the International Equity Fund for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, and for the International Bond Fund for the two years ended December 31, 1996 and the period from May 17, 1994 through December 31, 1994, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General
Information -- Performance Information."

                                                 INTERNATIONAL EQUITY
                                                       PORTFOLIO
                                       -----------------------------------------
                                                                                    JANUARY 5,
                                                      YEAR ENDED                     1993(A)
                                                     DECEMBER 31,                    THROUGH
                                       -----------------------------------------   DECEMBER 31,
                                         1997       1996     1995(E)    1994(E)      1993(E)
                                         ----       ----     -------    -------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................  $  14.82   $  13.64   $  11.95   $  13.09     $  10.00
                                       ========   ========   ========   ========     ========
Income from investment operations
Net investment income (loss).........       .21        .25        .17        .06          .07
Net realized and unrealized gains
 (losses) on investment
 transactions........................      1.32       1.79       1.67       (.01)        3.16
                                       --------   --------   --------   --------     --------
   Total from investment operations..      1.53       2.04       1.84        .05         3.23
                                       --------   --------   --------   --------     --------
Less distributions
Dividends from net investment
 income..............................      (.41)      (.22)      (.11)      (.01)        (.01)
Distributions in excess of net
 investment income...................        --         --         --         --           --
Distributions from net realized
 gains...............................     (1.67)      (.64)      (.04)     (1.07)        (.05)
Distributions in excess of net
 realized gains......................        --         --         --       (.11)        (.08)
Tax return of capital
 distributions.......................        --         --         --         --           --
                                       --------   --------   --------   --------     --------
   Total distributions...............     (2.08)      (.86)      (.15)     (1.19)        (.14)
                                       --------   --------   --------   --------     --------
Net asset value, end of period.......  $  14.27   $  14.82   $  13.64   $  11.95     $  13.09
                                       ========   ========   ========   ========     ========
TOTAL RETURN(d):.....................     10.60%     15.25%     15.38%       .18%       32.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $237,851   $240,563   $191,598   $188,025     $127,121
Average net assets (000).............  $245,536   $221,626   $183,414   $179,614     $ 49,769
Ratios to average net assets
 Expenses............................       .93%       .99%      1.02%      1.07%        1.40%(b)
 Net investment income (loss)........      1.15%      1.77%      1.32%       .47%         .64%(b)
Portfolio turnover rate..............        37%        39%        76%       116%          65%
Average commission rate paid per
 share...............................  $  .0278   $  .0240   $  .0250        N/A          N/A

                                                    INTERNATIONAL BOND
                                                       PORTFOLIO(F)
                                       --------------------------------------------
                                                                         MAY 17,
                                                YEAR ENDED               1994(A)
                                               DECEMBER 31,              THROUGH
                                       -----------------------------   DECEMBER 31,
                                        1997        1996      1995         1994
                                        ----        ----      ----     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................  $ 10.17     $ 10.19   $  9.57     $ 10.00
                                       =======     =======   =======     =======
Income from investment operations
Net investment income (loss).........      .42         .51       .57(c)       .27(c)
Net realized and unrealized gains
 (losses) on investment
 transactions........................    (1.00)       (.08)      .82        (.19)
                                       -------     -------   -------     -------
   Total from investment operations..     (.58)        .43      1.39         .08
                                       -------     -------   -------     -------
Less distributions
Dividends from net investment
 income..............................       --        (.21)     (.57)       (.27)
Distributions in excess of net
 investment income...................     (.06)         --        --        (.24)
Distributions from net realized
 gains...............................       --(g)     (.24)     (.20)         --
Distributions in excess of net
 realized gains......................       --          --        --          --
Tax return of capital
 distributions.......................     (.36)         --        --          --
                                       -------     -------   -------     -------
   Total distributions...............     (.42)       (.45)     (.77)       (.51)
                                       -------     -------   -------     -------
Net asset value, end of period.......  $  9.17     $ 10.17   $ 10.19     $  9.57
                                       =======     =======   =======     =======
TOTAL RETURN(d):.....................    (5.73)%      4.45%    14.66%        .71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $31,189     $41,780   $34,660     $21,447
Average net assets (000).............  $35,163     $38,788   $29,510     $15,366
Ratios to average net assets
 Expenses............................     1.35%       1.34%     1.00%(c)      1.00%(b)(c)
 Net investment income (loss)........     4.44%       5.02%     5.56%(c)      4.84%(b)(c)
Portfolio turnover rate..............      202%        226%      456%        361%
Average commission rate paid per
 share...............................      N/A         N/A       N/A         N/A

---------------

(a) Commencement of investment operations.

(b) Annualized.

(c) Net of expense subsidies. For the period May 17, 1994 through December 31, 1994, had the Manager not reimbursed expenses for the International Bond Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.21, 1.90% and 3.94%, respectively. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the International Bond Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.55, 1.15% and 5.40%, respectively.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.

(e) Calculated based upon average shares outstanding during the period.

 (f) Effective August 28, 1997, Delaware International Advisers Ltd., replaced Fiduciary Investments, Inc. as Investment Adviser to the International Bond Portfolio.

 (g) Less than $.005 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                                                            INTERMEDIATE-TERM
                                               TOTAL RETURN BOND PORTFOLIO                    BOND PORTFOLIO
                                  -----------------------------------------------------     ------------------
                                                                            JANUARY 5,
                                                YEAR ENDED                   1993(A)            YEAR ENDED
                                               DECEMBER 31,                  THROUGH           DECEMBER 31,
                                  --------------------------------------   DECEMBER 31,     ------------------
                                   1997      1996      1995       1994         1993          1997       1996
                                   ----      ----      ----       ----     ------------      ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.........................  $ 10.28   $ 10.62   $  9.48    $ 10.28     $ 10.00        $ 10.30   $  10.51
                                  =======   =======   =======    =======     =======        =======   ========
Income from investment
 operations
Net investment income...........      .57       .57       .62(c)     .47(c)       .44(c)        .58        .59
Net realized and unrealized
 gains (losses) on investment
 transactions...................      .35      (.09)     1.18       (.82)        .56            .28       (.07)
                                  -------   -------   -------    -------     -------        -------   --------
   Total from investment
    operations..................      .92       .48      1.80       (.35)       1.00            .86        .52
                                  -------   -------   -------    -------     -------        -------   --------
Less distributions
Dividends from net investment
 income.........................     (.54)     (.56)     (.58)      (.45)       (.44)          (.57)      (.59)
Distributions in excess of net
 investment income..............       --        --        --         --        (.02)            --         --
Distributions from net realized
 gains..........................     (.10)     (.26)     (.08)        --        (.19)          (.17)      (.14)
Distributions in excess of net
 realized gains.................       --        --        --         --        (.07)            --         --
                                  -------   -------   -------    -------     -------        -------   --------
   Total distributions..........     (.64)     (.82)     (.66)      (.45)       (.72)          (.74)      (.73)
                                  -------   -------   -------    -------     -------        -------   --------
Net asset value, end of
 period.........................  $ 10.56   $ 10.28   $ 10.62    $  9.48     $ 10.28        $ 10.42   $  10.30
                                  =======   =======   =======    =======     =======        =======   ========
TOTAL RETURN(d).................     9.23%     5.02%    19.63%     (3.54)%     10.18%          8.57%      5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)..........................  $50,411   $49,218   $45,118    $31,191     $25,917        $95,071   $100,392
Average net assets (000)........  $48,123   $47,246   $37,023    $31,141     $12,594        $95,575   $ 81,723
Ratios to average net assets
 Expenses.......................      .91%      .94%      .85%(c)     .85%(c)       .85%(b)(c)     .71%      .73%
 Net investment income..........     5.54%     5.67%     6.21%(c)    4.90%(c)      3.87%(b)(c)    5.64%     5.69%
Portfolio turnover rate.........      323%      340%      141%       121%        171%           249%       311%

                                         INTERMEDIATE-TERM
                                           BOND PORTFOLIO
                                  --------------------------------
                                                       JANUARY 5,
                                     YEAR ENDED         1993(A)
                                    DECEMBER 31,        THROUGH
                                  -----------------   DECEMBER 31,
                                   1995      1994         1993
                                   ----      ----     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.........................  $  9.56   $ 10.26     $ 10.00
                                  =======   =======     =======
Income from investment
 operations
Net investment income...........      .63       .49         .46(c)
Net realized and unrealized
 gains (losses) on investment
 transactions...................      .94      (.71)        .46
                                  -------   -------     -------
   Total from investment
    operations..................     1.57      (.22)        .92
                                  -------   -------     -------
Less distributions
Dividends from net investment
 income.........................     (.60)     (.48)       (.45)
Distributions in excess of net
 investment income..............       --        --          --
Distributions from net realized
 gains..........................     (.02)       --        (.18)
Distributions in excess of net
 realized gains.................       --        --        (.03)
                                  -------   -------     -------
   Total distributions..........     (.62)     (.48)       (.66)
                                  -------   -------     -------
Net asset value, end of
 period.........................  $ 10.51   $  9.56     $ 10.26
                                  =======   =======     =======
TOTAL RETURN(d).................    16.87%    (2.23)%      9.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)..........................  $77,125   $62,924     $60,651
Average net assets (000)........  $68,628   $69,602     $32,441
Ratios to average net assets
 Expenses.......................      .79%      .80%        .85%(b)(c)
 Net investment income..........     6.09%     5.06%       4.27%(b)(c)
Portfolio turnover rate.........       93%       77%        129%

---------------

(a) Commencement of investment operations.

(b) Annualized.

(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.38, 2.04% and 2.68% for the Total Return Bond Portfolio and $.44, 1.10% and 4.02% for the Intermediate-Term Bond Portfolio, respectively. For the year ended December 31, 1994, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $1.44, 1.18% and 4.57% for the Total Return Bond Portfolio. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, 1.04% and 6.02% for the Total Return Bond Portfolio.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.

   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended December 31, 1996 and for the period from January 5, 1993 through December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                      MORTGAGE BACKED
                                                    SECURITIES PORTFOLIO
                                    ----------------------------------------------------
                                                                             JANUARY 5,
                                                 YEAR ENDED                   1993(A)
                                                DECEMBER 31,                  THROUGH
                                    -------------------------------------   DECEMBER 31,
                                     1997      1996      1995      1994         1993
                                     ----      ----      ----      ----     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period...........................  $ 10.21   $ 10.31   $  9.51   $ 10.18     $ 10.00
                                    =======   =======   =======   =======     =======
Income from investment operations
Net investment income.............      .64       .65       .68(c)     .61(c)       .57(c)
Net realized and unrealized gains
 (losses) on investment
 transactions.....................      .23      (.12)      .83      (.66)        .28
                                    -------   -------   -------   -------     -------
   Total from investment
    operations....................      .87       .53      1.51      (.05)        .85
                                    -------   -------   -------   -------     -------
Less distributions
Dividends from net investment
 income...........................     (.63)     (.63)     (.68)     (.61)       (.57)
Distributions in excess of net
 investment income................       --        --      (.03)     (.01)       (.02)
Distributions from net realized
 gains............................       --        --        --        --        (.08)
Distributions in excess of net
 realized gains...................       --        --        --        --          --
                                    -------   -------   -------   -------     -------
   Total distributions............     (.63)     (.63)     (.71)     (.62)       (.67)
                                    -------   -------   -------   -------     -------
Net asset value, end of period....  $ 10.45   $ 10.21   $ 10.31   $  9.51     $ 10.18
                                    =======   =======   =======   =======     =======
TOTAL RETURN(d)...................     8.82%     5.56%    16.18%     (.51)%      8.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $71,596   $73,867   $69,759   $61,971     $60,100
Average net assets (000)..........  $71,757   $72,214   $65,149   $66,276     $29,710
Ratios to average net assets
   Expenses.......................      .88%      .91%      .85%(c)     .85%(c)       .85%(b)(c)
   Net investment income..........     6.21%     6.44%     6.79%(c)    6.19%(c)      5.30%(b)(c)
Portfolio turnover rate...........      128%      102%      154%      380%        134%

                                                      U.S. GOVERNMENT
                                                   MONEY MARKET PORTFOLIO
                                    ----------------------------------------------------
                                                                             JANUARY 5,
                                                 YEAR ENDED                   1993(A)
                                                DECEMBER 31,                  THROUGH
                                    -------------------------------------   DECEMBER 31,
                                     1997      1996      1995      1994         1993
                                     ----      ----      ----      ----     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period...........................  $  1.00   $  1.00   $  1.00   $  1.00      $ 1.00
                                    =======   =======   =======   =======      ======
Income from investment operations
Net investment income.............     .049      .045      .051(c)    .037(c)      .025(c)
Net realized and unrealized gains
 (losses) on investment
 transactions.....................       --        --        --        --          --
                                    -------   -------   -------   -------      ------
   Total from investment
    operations....................     .049      .045      .051      .037        .025
                                    -------   -------   -------   -------      ------
Less distributions
Dividends from net investment
 income...........................    (.049)    (.045)    (.051)    (.037)      (.025)
Distributions in excess of net
 investment income................       --        --        --        --          --
Distributions from net realized
 gains............................       --        --        --        --          --
Distributions in excess of net
 realized gains...................       --        --        --        --          --
                                    -------   -------   -------   -------      ------
   Total distributions............    (.049)    (.045)    (.051)    (.037)      (.025)
                                    -------   -------   -------   -------      ------
Net asset value, end of period....  $  1.00   $  1.00   $  1.00   $  1.00      $ 1.00
                                    =======   =======   =======   =======      ======
TOTAL RETURN(d)...................     4.95%     4.53%     5.25%     3.79%       2.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $42,326   $27,397   $18,855   $21,438      $2,997
Average net assets (000)..........  $37,675   $19,132   $20,173   $15,048      $1,407
Ratios to average net assets
   Expenses.......................      .65%      .89%      .75%(c)     .50%(c)       .50%(b)(c)
   Net investment income..........     4.91%     4.49%     5.18%(c)    4.03%(c)      2.51%(b)(c)
Portfolio turnover rate...........       --        --        --        --          --

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.54, 1.45% and 4.70% for the Mortgage Backed Securities Portfolio and ($.079), 10.94% and (7.93%) for the U.S. Government Money Market Portfolio, respectively. For the year ended December 31, 1994, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, .99% and 6.05% for the Mortgage Backed Securities Portfolio and $.031, 1.14% and 3.39% for the U.S. Government Money Market Portfolio, respectively. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.67, .92% and 6.72% for the Mortgage Backed Securities Portfolio and $.050, .80% and 5.13% for the U.S. Government Money Market Portfolio, respectively.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return does not reflect the fees for the Target Program.

   -----------------------------------------------------------------------------

                         DESCRIPTION OF THE PORTFOLIOS

INVESTMENT OBJECTIVES AND POLICIES

     Set forth below is a description of the investment objective and policies of each Portfolio. There can be no assurance that a Portfolio will achieve its investment objective. As with an investment in any mutual fund, an investment in a Portfolio can decrease in value and you can lose money. The Portfolios' investment objectives are fundamental and may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities. Further information about the investment policies of each Portfolio appears in the Statement of Additional Information.

EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO

     The Large Capitalization Growth Portfolio is advised by Columbus Circle Investors, a subpartnership of PIMCO Advisors, L.P., and Oak Associates, Ltd. The Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of $1.5 billion or greater that, in each Adviser's opinion, are characterized by a growth of earnings at a rate faster than that of the Standard & Poor's 500(R) Corporate Stock Price Index (S&P 500). Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected to experience greater volatility than those of the Large Capitalization Value Portfolio. In selecting securities for the Portfolio, the Advisers evaluate factors believed to be favorable to long-term growth of capital, such as the business outlook for the issuer's industry and the issuer's position in that industry, as well as the issuer's background, historical profit margins on equity and experience and qualifications of the issuer's management. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $1.5 billion or greater at the time of purchase. The Portfolio may also invest in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Adviser may invest its portion of the Portfolio without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. See "Other Investments and Policies."

LARGE CAPITALIZATION VALUE PORTFOLIO

     The Large Capitalization Value Portfolio is advised by INVESCO Capital Management, Inc. and Hotchkis and Wiley, a division of Merrill Lynch Asset Management, L.P. The Portfolio's investment objective is total return consisting of capital appreciation and dividend income. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of $1.5 billion or greater that, in each Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, these securities are characterized as having above average dividend yields and below average price to earnings ratios relative to the stock market in general, as measured by the S&P 500. The securities may also (i) be undervalued relative to their cash flow and/or asset values; (ii) have an attractive price value relationship, i.e., have high returns on equity and/or assets with a correspondingly low price to book and/or price to asset value as compared to the market generally or the companies' industry groups in particular, with expectations that some catalyst will cause the perception of value to change within two years; (iii) have experienced significant relative underperformance and are out of favor; and (iv) have a low projected price to earnings multiple relative to their industry peer group and/or the market in general. Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and securities convertible into common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends. At least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $1.5 billion or greater at the time of purchase. The Portfolio may also invest in other equity securities including securities convertible into common stock and preferred stock, corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate, the Adviser may invest its portion of the Portfolio without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate and other debt obligations and high quality money market instruments. See "Other Investments and Policies."

SMALL CAPITALIZATION GROWTH PORTFOLIO

     The Small Capitalization Growth Portfolio is advised by Nicholas-Applegate Capital Management and Investment Advisers, Inc. The Portfolio's investment objective is maximum capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in the common stock of "emerging growth" companies with total market capitalization of less than $1.5 billion. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $1.5 billion. Dividend income is not a consideration in the selection of investments. In selecting investments for the Portfolio, the Advisers seek small capitalization companies that they believe are undervalued in the marketplace, or have earnings that may be expected to grow faster than the U.S. economy in general. These companies typically possess a relatively high rate of return on invested capital so that future growth can be financed from internal sources. The Portfolio may also invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the economy. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio may also invest in preferred stock, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and money market instruments. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Adviser may invest its portion of the Portfolio without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Other Investments and Policies."

SMALL CAPITALIZATION VALUE PORTFOLIO

     The Small Capitalization Value Portfolio is advised by Lazard Asset Management, a division of Lazard Freres & Co. LLC, and Wood, Struthers & Winthrop Management Corp., a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation. The Portfolio's investment objective is above average capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of less than $1.5 billion that, in an Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase. In general, these securities are characterized as having below average price to earnings ratios and a smaller number of shares outstanding relative to the stock market in general and enjoy little industry analyst coverage. The securities may also (i) be undervalued relative to their cash flow, and/or asset values; (ii) have an attractive price/value relationship, i.e., have high returns on equity and/or assets with correspondingly low price to book and/or price to asset value as compared to the market generally or the companies' industry groups in particular, with expectations that some catalyst will cause the perception of value to change within two years; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price to earnings or price to cash flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon. Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Current dividend income is only an incidental consideration in the selection of investments. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks, and at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $1.5 billion. The Portfolio may also invest in securities convertible into common stock, preferred stock, debt obligations with capital appreciation potential and money market instruments. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate, the Adviser may invest its portion of the Portfolio without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate and other debt obligations and high quality money market instruments. See "Other Investments and Policies."

INTERNATIONAL EQUITY PORTFOLIO

     The International Equity Portfolio is advised by Lazard Asset Management. The Portfolio's investment objective is capital appreciation. The Portfolio seeks to achieve its objective by investment in equity securities of companies domiciled outside the U.S. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three foreign countries, not including the United States. Investments may be made in companies in developed as well as developing countries. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, to political systems that can be expected to have less stability than those of developed countries and to the risk of changes in currency exchange rates. The Adviser attempts to limit exposure to investments in developing countries where both liquidity and sovereign risks are high. Although there is no established definition, a developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with per capita gross national product of less than $5,000. Experience indicates that the markets of developing countries have been more volatile than the markets of developed countries, although securities traded in the markets of developing countries may provide the opportunity for higher rates of return to investors. For a discussion of the risks associated with investing in foreign securities, see "Other Investments and Policies--Risk Factors and Special Considerations of Investing in Foreign Securities."

     The Portfolio intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. The Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs) and American Depository Shares, which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (GDRs) may also be purchased by the Portfolios. GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. The Portfolio may also invest in European Depository Receipts (EDRs), which are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. The ADRs, GDRs and EDRs in which the Portfolio may invest may be sponsored or unsponsored. Unsponsored ADR, GDR and EDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, GDRs and EDRs, and the prices of unsponsored ADRs, GDRs and EDRs may be more volatile than if such instruments were sponsored by the issuer.

     The Portfolio may invest in shares of closed-end investment companies organized in the United States or outside the United States which are "country" or "regional" funds. Investment in closed-end country or regional funds is subject to limitations under the Investment Company Act and market availability and may involve the payment of substantial premiums above the value of such funds' portfolio securities. In addition, investment in shares of other investment companies will result in the payment of duplicate management fees and expenses.

     The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Portfolio may invest without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Other Investments and Policies." The Portfolio may, but is not required to, employ any of the hedging techniques described above and there can be no assurance that any techniques or strategy will be successful. The use of these techniques and strategies entails certain risks. See "Other Investments and Policies--Special Risks of Hedging and Return

Enhancement Strategies" and "Other Investments and Policies--Risk Factors and Special Considerations of Investing in Foreign Securities."

INCOME PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

     The International Bond Portfolio is advised by Delaware International Advisers Ltd. The Portfolio's investment objective is high total return. The Portfolio seeks to achieve its objective through investment in high quality debt securities denominated primarily in foreign currencies. The Portfolio may invest in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, by supranational organizations and entities and by foreign corporations or financial institutions. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in high quality debt securities denominated in foreign currencies of issuers located in at least three countries outside the United States. The Portfolio may also invest in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities and in corporations and financial institutions domiciled in the United States. The Portfolio may also invest in debt securities denominated in the European Currency Unit (ECU), a multinational currency unit which represents specified amounts of currencies of certain member states of the European Economic Community.

     The Portfolio is non-diversified. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because the higher percentage of assets invested among fewer issuers may result in greater fluctuations in the market value of the Portfolio and because any economic, political or regulatory development affecting the value of the securities in the Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio were diversified among more issuers.

     Under normal circumstances, the Portfolio will invest at least 75% of its total assets in debt securities rated A or better by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or the equivalent by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, in debt securities determined to be of comparable quality by the Adviser. Under normal circumstances, up to 25% of the Portfolio's total assets may be invested in debt securities rated below investment grade but rated at least B by S&P or Moody's or the equivalent by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. If different ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks, including the risk of default. See "Other Investments and Policies--Medium and Lower-Rated Securities" below and Appendix A--"Description of Security Ratings."

     The Portfolio may invest in issuers in developed as well as developing countries. Investing in the markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Adviser attempts to limit exposure to investments in developing countries where both liquidity and sovereign risk are high. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. For a discussion of the risks associated with investing in foreign securities, see "Other Investments and Policies--Risk Factors and Special Considerations of Investing in Foreign Securities."

     The foreign government securities in which the Portfolio may invest generally consist of debt obligations or mortgage-related securities supported by the full faith and credit of national, state, or provincial governments or other political subdivisions. The Portfolio may also invest in debt obligations of supranational entities, including international organizations supported by governmental entities to promote economic development, international banking institutions and related governmental entities such as the International Bank for Reconstruction and Development (World Bank), the Asian Development Bank and the InterAmerican Development Bank among others. The Portfolio may also invest in the debt obligations of national, state or "quasi-governmental agencies" which are not supported by the full faith and credit or general taxing power of such entities.

     The Portfolio may also invest in cash deposits or certificates of deposit issued by banks of high credit quality or in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO or in repurchase agreements. The instruments may be denominated in either the U.S. dollar or in foreign currencies. The Portfolio may also invest in both exchange-traded and over-the-counter options.

     The Portfolio will attempt to hedge against unfavorable changes in currency, exchange and other rates by engaging in foreign currency exchange contracts, purchasing and writing put and call options on foreign currencies and trading currencies futures contracts and options thereon and in other hedging techniques. The Portfolio may, but is not required to, employ any of the hedging techniques described above and there can be no assurance that any technique or strategy will be successful. The use of these techniques and strategies entails certain risks. See "Other Investments and Policies--Special Risks of Hedging and Return Enhancement Strategies" and "--Risk Factors and Special Considerations of Investing in Foreign Securities."

TOTAL RETURN BOND PORTFOLIO

     The Total Return Bond Portfolio is advised by Pacific Investment Management Company. The Portfolio's investment objective is total return consisting of current income and capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in bonds.

     The fixed income securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, inflation-indexed bonds of governments and corporations, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. The Portfolio may invest up to 20% of its assets in foreign securities and up to 25% of its assets in privately issued mortgage related securities. All of the securities in the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P or the equivalent by another NRSRO have speculative characteristics and are subject to greater risks, including the risk of default. See "Other Investments and Policies--Medium and Lower-Rated Securities" below and Appendix A--"Description of Security Ratings."

     The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities, on financial indices and on foreign currencies that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars, on foreign currencies and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes. In addition, the Portfolio may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, engage in interest rate swap transactions, purchase securities on a when-issued or delayed-delivery basis and borrow money. See "Description of the Portfolios--Other Investments and Policies."

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments.

     Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. If different ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

INTERMEDIATE-TERM BOND PORTFOLIO

     The Intermediate-Term Bond Portfolio is advised by Pacific Investment Management Company. The Portfolio's investment objective is current income and reasonable stability of principal. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in bonds.

     The fixed income securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, inflation indexed bonds of governments and corporations, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. The Portfolio may invest up to 20% of its assets in foreign securities and up to 25% of its assets in privately issued mortgage related securities. All of the securities in the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality) except that the Portfolio may invest up to 10% of its assets in securities rated below investment grade but rated at least B by Moody's or S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P or the equivalent by another NRSRO have speculative characteristics and are subject to greater risks, including the risk of default. See "Other Investments and Policies--Medium and Lower-Rated Securities" below and Appendix A--"Description of Security Ratings."

     The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities, on financial indices and on foreign currencies that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars, on foreign currencies and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes. In addition, the Portfolio may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, engage in interest rate swap transactions, purchase securities on a when-issued or delayed-delivery basis and borrow money. See "Other Investments and Policies."

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments.

     Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

MORTGAGE BACKED SECURITIES PORTFOLIO

     The Mortgage Backed Securities Portfolio is advised by Wellington Management Company, LLP. The Portfolio's primary investment objective is high current income and its secondary investment objective is capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve its investment objectives by investing in mortgage related securities. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in mortgage related securities. The Portfolio may also invest in non-mortgage related securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, asset backed securities, money market instruments, repurchase agreements and reverse repurchase agreements.

     The mortgage related securities in which the Portfolio invests represent pools of mortgage loans assembled for sale to investors by various U.S. Government agencies, such as the Government National Mortgage Association
(GNMA), and government related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. The Portfolio may also invest in stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC and collateralized mortgage obligations
(CMOs), which are obligations collateralized by mortgage loans or mortgage pass-through certificates. Under current market conditions, the Portfolio's holdings of mortgage related securities may be expected to consist primarily of securities issued by GNMA, FNMA and FHLMC. However, the composition of the Portfolio's assets will vary from time to time based upon a determination by the Adviser of how best to achieve the Portfolio's investment objectives taking into account such factors as the liquidity, yield and creditworthiness of various mortgage related securities. Mortgage related securities held by the Portfolio will generally be rated no lower than A by Moody's or S&P or the equivalent by another NRSRO or, if unrated, will be of equivalent investment quality as determined by the Adviser.

     In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. The Portfolio will not invest more than 25% of its total assets in privately issued mortgage related securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis, engage in interest rate swap transactions, make short sales of securities and lend its portfolio securities. The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities and on financial indices that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes.

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments. See "Description of the Portfolios--Other Investments and Policies."

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     The U.S. Government Money Market Portfolio is advised by Wellington Management Company, LLP. The Portfolio's investment objective is maximum current income consistent with the maintenance of liquidity and the preservation of capital. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing exclusively in U.S. Government securities and repurchase agreements with respect to those securities. See "Other Investments and Policies--U.S. Government Securities." Under normal circumstances, the Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities purchased by the Portfolio, including repurchase agreements, will present minimal credit risks in the opinion of the Adviser acting under procedures approved by the Trustees. The Portfolio follows these policies in order to attempt to maintain a constant net asset value of $1.00 per share, although there can be no assurance it can do so on a continuing basis. The yield and value of Portfolio shares and the yield and value of portfolio securities are also not guaranteed or insured by the Federal Government. The yield attained by the Portfolio usually will not be as high as that of other funds that invest in lower-quality or longer-term securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis.

OTHER INVESTMENTS AND POLICIES

MONEY MARKET INSTRUMENTS

     Each Portfolio (other than the U.S. Government Money Market Portfolio) may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be generally U.S. dollar denominated, except with respect to the International Bond Portfolio, where these instruments may also be denominated in foreign currencies. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO.

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the

Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations. See "Mortgage Backed Securities--Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Portfolio may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; and (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. See "Mortgage Backed Securities" below. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Portfolio's shares. See "Additional Investment Information--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Mortgage Backed Securities" below.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Portfolio may also invest in mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in corporate and other debt obligations. Except where otherwise indicated, each Portfolio will invest in securities rated A or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

     The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P, Moody's and other NRSRO's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Portfolio. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

     MEDIUM AND LOWER-RATED SECURITIES. The Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in medium (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, no Portfolio will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.

     During the fiscal year ended December 31, 1997, the monthly dollar-weighted average ratings of the debt obligations held by the International Bond Portfolio, the Total Return Bond Portfolio and the Intermediate-Term Bond Portfolio, expressed as a percentage of each Portfolio's total investments, were as follows:

                                         PERCENTAGE OF TOTAL
RATINGS                                      INVESTMENTS
-------               ---------------------------------------------------------
                         INTERNATIONAL        TOTAL RETURN    INTERMEDIATE-TERM
                         BOND PORTFOLIO      BOND PORTFOLIO    BOND PORTFOLIO
                         --------------      --------------   -----------------
AAA/Aaa                       37.1%               78.2%             72.0%
AA/Aa                         62.9%                0.3%              3.8%
A/A                             --                 1.8%              2.5%
BBB/Baa                         --                14.7%             16.4%
BB/Ba                           --                 5.0%              5.3%
B/B                             --                  --                --
CCC/Caa                         --                  --                --
CC/Ca                           --                  --                --
C/C                             --                  --                --
Unrated                         --                  --                --

     NON-PUBLICLY TRADED SECURITIES. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

MORTGAGE BACKED SECURITIES

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the International Bond Portfolio may invest in mortgage related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Types of Credit Enhancement" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     A Portfolio also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on rules and interpretations of the Commission, a Portfolio's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Additional Investment Information--Mortgage Backed Securities--Collateralized Mortgage Obligations" in the Statement of Additional Information.

     STRIPPED MORTGAGE BACKED SECURITIES. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, a Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.

ASSET-BACKED SECURITIES

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

TYPES OF CREDIT ENHANCEMENT

     Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE BACKED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Portfolio may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.

     In addition, mortgage backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities. See "Additional Investment Information" in the Statement of Additional Information. See "Asset-Backed Securities."

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

ADJUSTABLE RATE SECURITIES

     The Large Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Portfolio may invest will tend to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Portfolio's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Portfolio's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Portfolio's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Portfolio will fluctuate.

INFLATION-INDEXED BONDS

     The Total Return Bond and Intermediate-Term Bond Portfolios may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

CUSTODIAL RECEIPTS

     Each Portfolio may invest in receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Custodial receipts held by a third party are not issued or guaranteed by the United States Government and are not considered U.S. Government securities. Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in such custodial receipts. See "Additional Investment Information--Other Investments" in the Statement of Additional Information.

CONVERTIBLE SECURITIES

     Each Portfolio, other than the U.S. Government Money Market Portfolio, may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security which may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of forward exchange contracts, options, futures contracts and options thereon. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Investment Information" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and each Portfolio may use these new investments and techniques to the extent consistent with its investment objectives and policies.

     OPTIONS TRANSACTIONS. A Portfolio may purchase and write (i.e., sell) put and call options on securities and financial indices that are traded on national securities exchanges or in the over-the-counter market (OTC) to attempt to enhance return or to hedge its portfolio. These options will be on debt securities, aggregates of debt securities, financial indices (e.g., S&P 500) and U.S. Government securities. The International Bond Portfolio and International Equity Portfolio may also purchase and write put and call options on foreign currencies and foreign currency futures. A Portfolio may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series. See "Additional Investment Information--Options on Securities" in the Statement of Additional Information.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Portfolio may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     A Portfolio will write only "covered" options. A written option is covered if, so long as the Portfolio is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Portfolio's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Portfolio's losses are potentially unlimited. See "Additional Investment Information" in the Statement of Additional Information. A Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. A Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OVER-THE-COUNTER OPTIONS. A Portfolio may also purchase and write (i.e., sell) put and call options on equity and debt securities and on stock indexes in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between the Portfolio and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. The Portfolio's ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Additional Investment Information--Additional Risks--Options Transactions and Related Risks" in the Statement of Additional Information.

     FOREIGN CURRENCY EXCHANGE CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Portfolio may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-currency hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts which a Portfolio may enter into, a Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged. The Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a forward exchange contract to (A) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (B) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against ex-change rates risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.

     INDEXED COMMERCIAL PAPER. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Portfolio will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. See "Additional Investment Information-- Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

     FUTURES CONTRACTS AND OPTIONS THEREON. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for hedging purposes, to reduce and manage certain risks of its investments and to attempt to enhance return, in each case in accordance with regulations of the Commodity Futures Trading Commission. The Portfolios, and thus their investors, may lose money through any unsuccessful use of these strategies. Futures contracts purchased by the Portfolios may entitle a Portfolio to purchase or accept for future delivery debt securities, aggregates of debt securities, currencies, financial indices or U.S. Government securities, and include futures contracts which are linked to the London Interbank Offered Rate (LIBOR).

     A Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.

     A Portfolio's ability to enter into or close out futures contracts and options thereon may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company. See "Additional Investment Information--Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned on a Portfolio purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Portfolio may purchase and sell futures contracts and options thereon for any other purposes to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Portfolio's total assets.

     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in foreign equity and debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments.

     Investing in securities issued by foreign companies involves considerations and potential risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

     A Portfolio's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by the Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European

Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign Government Securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Union. Foreign Government Securities shall also include mortgage-backed securities issued by Foreign Government Entities including quasi-governmental entities.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

CURRENCY RISKS

     Because the majority of the debt securities purchased by the International Bond Portfolio are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Portfolio's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of the Portfolio assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Portfolio assets denominated in that currency will decrease. Under the Internal Revenue Code, the Portfolio is required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Internal Revenue Code as items of ordinary and distributable income or loss, thus affecting the Portfolio's distributable income.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Portfolio values its assets daily in U.S. dollars, the Portfolio will not convert its holdings of foreign currencies to U.S. dollars daily. When the Portfolio converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the repurchase agreement. A Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Portfolio will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. In such circumstances, the Portfolio could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Portfolio will suffer a loss. See "Additional Investment Information--Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may each enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by a Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     A Portfolio will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities a Portfolio has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

SECURITIES LENDING

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of a Portfolio in an amount equal to at least 100% of the market value, determined daily, of the securities loaned. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio cannot lend more than 33 1/3% of the value of its total assets (including the amount of the loan collateral). See "Additional Investment Information--Lending of Securities" in the Statement of Additional Information.

INTEREST RATE SWAP TRANSACTIONS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, International Bond Portfolio and Total Return Bond Portfolio may each enter into interest rate swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment. See "Additional Investment Information--Interest Rate Swap Transactions" in the Statement of Additional Information. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make and will not exceed 5% of a Portfolio's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.

INVESTMENT COMPANY SECURITIES

     The Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (money market funds). The Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Bond Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the Investment Company Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Portfolio bears in connection with its own operations.

ILLIQUID SECURITIES

     Each Portfolio, except the U.S. Government Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The U.S. Government Money Market Portfolio may hold up to 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Portfolios' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The Manager and the Advisers will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, with respect to U.S. Government securities, a Portfolio may treat the securities it uses as "cover" for written OTC options on U.S. Government securities as liquid provided it follows a specified procedure. A Portfolio may sell such OTC options only to qualified dealers who agree that a Portfolio may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Additional Investment Information--Illiquid Securities" in the Statement of Additional Information.

     When a Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Portfolios will also treat non-U.S. Government POs and IOs as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. While a Portfolio will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Portfolio's net asset value. The Trust's Custodian will segregate cash or other liquid assets having a value equal to or greater than a Portfolio's purchase commitments. The securities so purchased are subject to market fluctuations and no interest accrues to the purchaser during the period between purchase and settlement.

     One form of when-issued or delayed-delivery security that the Mortgage Backed Securities Portfolio may purchase is a "to be announced" mortgage-backed security. A "to be announced" mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

SHORT SALES

     The Mortgage Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) segregate with its custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) segregated in connection with short sales.

     The Mortgage Backed Securities Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

BORROWING

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. A Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings.

     The other Portfolios may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Portfolios may pledge up to 20% of its total assets to secure these borrowings.

     If a Portfolio borrows to invest in securities, or if a Portfolio purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.

     If any Portfolio's asset coverage for borrowings falls below 300%, such Portfolio will take prompt action to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each of the Portfolios may exceed 100%, although the rate is not expected to exceed 200%. Due to market volatility, for the years ended December 31, 1997 and 1996 the portfolio turnover rate was 202% and 226%, respectively for the International Bond Portfolio, 323% and 340%, respectively, for the Total Return Bond Portfolio and 249% and 311%, respectively for the Intermediate-Term Bond Portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions."

INVESTMENT RESTRICTIONS

     The Portfolios are subject to certain investment restrictions which, like their investment objectives, constitute fundamental policies. Fundamental policies cannot be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

     The Trustees, in addition to overseeing the actions of the Trust's Manager and Advisers, as set forth below, decide upon matters of general policy. The Trust's Manager conducts and supervises the daily business operations of the Trust. The Portfolios' Advisers furnish daily investment advisory services.

     For the year ended December 31, 1997 the total annualized expenses as a percentage of average daily net assets for each Portfolio's shares were as follows:

                                                              TOTAL ANNUALIZED
                                                                EXPENSES AS A
                                                                PERCENTAGE OF
                                                                AVERAGE DAILY
                        PORTFOLIO                                NET ASSETS
                        ---------                             ----------------
Large Capitalization Growth Portfolio....................           0.73%
Large Capitalization Value Portfolio.....................           0.72%
Small Capitalization Growth Portfolio....................           0.79%
Small Capitalization Value Portfolio.....................           0.81%
International Equity Portfolio...........................           0.93%
International Bond Portfolio.............................           1.35%
Total Return Bond Portfolio..............................           0.91%
Intermediate-Term Bond Portfolio.........................           0.71%
Mortgage Backed Securities Portfolio.....................           0.88%
U.S. Government Money Market Portfolio...................           0.65%

MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, is the Manager of the Trust. PIFM is organized in New York as a limited liability company. It is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, a major diversified insurance and financial services company.

     For the year ended December 31, 1997, PIFM received the following management fees from each of the Portfolios.

                                                    ANNUALIZED
                                                    PERCENTAGE
                                                    OF AVERAGE
                  PORTFOLIO                         NET ASSETS            AMOUNT
                  ---------                         ----------            ------
Large Capitalization Growth Portfolio.........            .60%          $1,453,397
Large Capitalization Value Portfolio..........            .60%           1,521,474
Small Capitalization Growth Portfolio.........            .60%             939,417
Small Capitalization Value Portfolio..........            .60%             864,964
International Equity Portfolio................            .70%           1,718,754
International Bond Portfolio..................            .50%             175,813
Total Return Bond Portfolio...................            .45%             216,559
Intermediate-Term Bond Portfolio..............            .45%             430,089
Mortgage Backed Securities Portfolio..........            .45%             322,907
U.S. Government Money Market Portfolio........            .25%              94,188

     As of January 31, 1998, PIFM served as manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.

     Pursuant to a Management Agreement (Management Agreement) with the Trust, PIFM manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to review and approval of the Trustees, of Advisers for each of the Portfolios and the review of their continued performance. See "Manager" in the Statement of Additional Information.

     Pursuant to separate Sub-Advisory Agreements (the Advisory Agreements) between PIFM and the Advisers, the Advisers furnish investment advisory services in connection with the management of the Trust. Each Adviser is paid a fee for its services by the Manager out of the fee it collects from the Portfolio based upon the portion of assets the Adviser manages. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Advisers' performance of such services.

     Subject to the supervision and direction of the Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial review on prospective Advisers for each Portfolio and thereafter monitoring Adviser performance. In evaluating prospective Advisers, the Manager considers, among other factors, each Adviser's level of expertise, relative performance, consistency of performance, and investment discipline or philosophy. The Manager has responsibility for communicating performance expectations and evaluations to the Advisers and ultimately recommending to the Trustees whether the Advisers' contracts should be renewed, modified or terminated. The Manager provides reports to the Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisers, custodian and transfer agent. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at the annual rate specified below based on the value of the average net assets of the Portfolio. The Manager pays each Adviser a fee that is computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets managed by that Adviser. For the year ended December 31, 1997, the Advisers received the fees from PIFM at the annual rates set forth below:

                                                                    PORTION PAID
                                                                   BY THE MANAGER
                                                                       TO THE
                  PORTFOLIO                     MANAGER'S FEE        ADVISER(S)
                  ---------                     -------------      --------------
Large Capitalization Growth Portfolio........       0.60%              0.30%
Large Capitalization Value Portfolio.........       0.60%              0.30%
Small Capitalization Growth Portfolio........       0.60%              0.30%
Small Capitalization Value Portfolio.........       0.60%              0.30%
International Equity Portfolio...............       0.70%              0.40%
International Bond Portfolio.................       0.50%              0.30%
Total Return Bond Portfolio..................       0.45%              0.25%
Intermediate-Term Bond Portfolio.............       0.45%              0.25%
Mortgage Backed Securities Portfolio.........       0.45%              0.25%
U.S. Government Money Market Portfolio.......       0.25%              0.125%

     The Manager and the Trust have received an exemptive order from the SEC which permits the Manager, subject to certain conditions, to enter into or amend Advisory Agreements without obtaining shareholder approval each time. On October 30, 1996, shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Portfolios, change the terms of the Portfolios' Advisory Agreements or enter into a new Advisory Agreement with an existing Adviser after events that cause an automatic termination of the old Advisory Agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate an Advisory Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to Advisory Agreements that occur under these arrangements.

ADVISERS

     The Advisers have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and perform various administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities they have undertaken with respect to the Portfolios. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held in the Portfolio, or portion thereof, it manages in accordance with the Portfolio's stated investment objective and policies, making investment decisions for such Portfolio, or portion thereof, and placing orders to purchase and sell securities on behalf of such Portfolio, or portion thereof. The Advisers furnish investment advisory services in connection with the management of the Portfolios and are paid their fees by PIFM, not the Trust.

     Each of the two Advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two Advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) will be divided between the two Advisers as the Manager deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two Advisers to the other. By using two Advisers for these Portfolios, and by periodically balancing a Portfolio for an approximately equal allocation, each Portfolio seeks long-term benefits from a balance of different investment disciplines, which is intended to achieve a certain continuity in the Portfolio's performance. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover. In addition, if one Adviser buys a security as the other Adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single Adviser and no such sale and purchase, but the Portfolio will have incurred additional transaction costs and other expenses. The Manager will consider these costs in determining the allocation and reallocation of assets.

     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO

     Columbus Circle Investors (CCI), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902 and Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serve as the Advisers to the Large Capitalization Growth Portfolio. CCI and Oak are paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by each of them.

     CCI is a Delaware partnership and a subpartnership of PIMCO Advisors L.P., a leading institutional equity investment firm and, as of December 31, 1997, had approximately $9.3 billion in assets under management for corporate, nonprofit, government, union, and mutual fund clients.

     CCI generally uses a team approach, although Anthony Rizza is primarily responsible for the day-to-day investment management of the portion of the assets CCI manages for the Large Capitalization Growth Portfolio. Mr. Rizza is a Managing Director and has been a Portfolio Manager for CCI since June 1991. Prior to joining CCI, Mr. Rizza was a Research Officer with Connecticut National Bank. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts. Mr. Rizza has been a member of the team managing the assets of the Portfolio since January 1995 and took over primary responsibility in 1998.

     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual and institutional clients and as of December 31, 1997, had more than $6.2 billion in assets under management. Oak is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) in Oak.

     With respect to portfolio management, Oak makes its securities selections based upon interest rate and inflation expectations, the company's growth rate and its price to earnings ratio, among other factors. James D. Oelschlager is the portfolio manager of the portion of the Portfolio managed by Oak which he manages with the assistance of Donna Barton, Margaret Ballinger and Douglas MacKay as assistant portfolio managers. Mr. Oelschager has been President of Oak since 1985 and has been primarily responsible for managing Portfolio assets since November 1995. Ms. Barton and Ms. Ballinger have been employed as a trader and client service manager, respectively, for Oak since 1985. Mr. MacKay has been a research analyst for Oak since 1990. Oak also manages two series of The Advisers' Inner Circle Fund, White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund.

LARGE CAPITALIZATION VALUE PORTFOLIO

     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309 and Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017 serve as the Advisers to the Large Capitalization Value Portfolio. INVESCO and Hotchkis and Wiley are paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.

     INVESCO is a Delaware corporation and an indirect, wholly-owned subsidiary of AMVESCAP PLC, a global money management firm. As of December 31, 1997, INVESCO had approximately $48.4 billion of assets under management for clients located throughout the U.S., Europe and Japan.

     Neilson Brown, a Vice President of INVESCO, is responsible for the day-to-day management of the portion of the assets INVESCO manages for the Portfolio and previously managed all of the Portfolio's assets since its inception. Mr. Brown has served as a portfolio manager for INVESCO since 1989 and prior to 1989, served as a portfolio manager for Dreman Value Management and Brown Brothers Harriman & Co. Mr. Brown is a Chartered Financial Analyst and a member of the Atlanta Society of Financial Analysts.

     Hotchkis and Wiley is a division of The Merrill Lynch Capital Management Group of Merrill Lynch Asset Management, L.P. It was established in 1980 and has specialized in the large-cap market since its inception. As of December 31, 1997, Hotchkis and Wiley had approximately $12.3 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients. Hotchkis and Wiley is the adviser or subadviser for the American AAdvantage Funds, the Citibank Funds, the Hirtle Callaghan Trust and the Hotchkis and Wiley Funds.

     Roger DeBard has been primarily responsible for the day-to-day management of the portion of assets Hotchkis and Wiley manages for the Portfolio since January 1995. Dr. DeBard is a Managing Director at Hotchkis and Wiley. He also serves as an Executive Vice President of the Hotchkis and Wiley Funds. Dr. DeBard was formerly with Crocker Investment Management, Scudder, Stevens & Clark and the investment consulting firm of A.G. Becker & Co. Dr. DeBard is a member of the Los Angeles Society of Financial Analysts and a frequent guest on financial news programs. He has served as a director of the Los Angeles Bond Club and as an expert witness for the President's Commission on Pension Policy. Dr. DeBard is also a Chartered Financial Analyst.

SMALL CAPITALIZATION GROWTH PORTFOLIO

     Nicholas-Applegate Capital Management (Nicholas-Applegate), 600 West Broadway, 29th Floor, San Diego, California 92101 and Investment Advisers, Inc.
(IAI), 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 serve as the Advisers to the Small Capitalization Growth Portfolio. Nicholas-Applegate and IAI are paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.

     Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Nicholas-Applegate Capital Management Holdings, Inc., a California corporation controlled by Mr. Arthur E. Nicholas. Mr. Nicholas founded Nicholas-Applegate in 1984 and has been a principal of the firm since its founding. Mr. Nicholas and twenty-one other partners manage a staff of approximately 483 employees. As of December 31, 1997, the firm managed a total of approximately $30 billion of assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors.

     Since the inception of the Portfolio, the portion of the Portfolio's assets for which Nicholas-Applegate is the Advisor has been managed by a team of professionals at Nicholas-Applegate, which is overseen by Catherine S. Somhegyi, Chief Investment Officer-- Global Equity.

     IAI is a wholly-owned subsidiary of IAI Holdings, Inc., which is indirectly wholly-owned by Lloyds TSB Group plc. IAI was established in 1947 and provides investment advice to corporate, public, jointly-trusteed, endowment and foundation and mutual fund clients. As of December 31, 1997, IAI managed approximately $14 billion in assets.

     The day-to-day management of the Fund has been the responsibility of Martin
J. Calihan since January 1995. Mr. Calihan is a Vice President and has served as a equity analyst of IAI since 1992 and a portfolio manager since February 1996. Prior to such time, Mr. Calihan was an equity research analyst with Morgan Stanley & Co.

SMALL CAPITALIZATION VALUE PORTFOLIO

     Lazard Asset Management (LAM), 30 Rockefeller Plaza, New York, New York 10112 and Wood, Struthers & Winthrop Management Corp. (WSW), 277 Park Avenue, New York, New York 10172, serve as the Advisers to the Small Capitalization Value Portfolio. LAM and WSW are paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.

     LAM is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. LAM provides investment management services to both individual and institutional clients and as of December 31, 1997, had more than $60 billion in assets under management. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking and related services. LAM is also the Adviser of the International Equity Portfolio of the Trust.

     Herbert W. Gullquist and Eileen D. Alexanderson, CFA, have been primarily responsible for the day-to-day management of the portion of the assets LAM manages for the Small Capitalization Value Portfolio since January 1995. Mr. Gullquist is a Managing Director and a Vice-Chairman of Lazard Freres, is the Chief Investment Officer of LAM and has been employed there since 1982. Ms. Alexanderson is a Managing Director of Lazard Freres. Ms. Alexanderson joined LAM in 1979 and has 18 years of investment experience. She is a Chartered Financial Analyst.

     WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of December 31, 1997, had more than $7 billion in assets under management. WSW is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation (DLJSC), 277 Park Avenue, New York, New York 10172. DLJSC is a wholly owned subsidiary of Donaldson Lufkin & Jenrette Inc (DLJ Inc), 36.1% of which is owned by The Equitable Life Assurance Society of the United States
(LIFE), 787 Seventh Avenue, New York, New York 10019, a wholly owned subsidiary of The Equitable Companies Incorporated (Equitable), 787 Seventh Avenue, New York, New York 10019. Equitable owns directly an additional 44.1% of DLJ Inc. Approximately 60.7% of the outstanding voting common stock as well as certain convertible preferred stock of Equitable is beneficially owned by AXA, a French insurance holding company. A group of five French mutual insurance companies, Uni Europe Assurance Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances Vie Mutuelle, and AXA Assurances I.A.R.D. Mutuelle (the "Mutuelles"), owned directly and indirectly through two French holding companies, Finaxa and Midi Participations, shares representing over 50% of the voting shares of AXA. The Mutuelles are owned by approximately
1.5 million policyholders.

     James A. Engle and Roger W. Vogel have been the co-managers of the portion of the Portfolio managed by WSW since April 1995. Mr. Engle has been Chief Investment Officer of WSW since 1988. Mr. Vogel was Director of Equity Research of WSW from 1993 until 1997, and is currently Chief Investment Officer--Equities. He was previously Vice President and Portfolio Manager at Chemical Bank from 1978 until 1993. Messrs. Engle and Vogel also manage the Winthrop Small Company Value, Growth and Growth & Income Funds.

INTERNATIONAL EQUITY PORTFOLIO

     Lazard Asset Management (LAM), 30 Rockefeller Plaza, New York, New York 10112, serves as the Adviser to the International Equity Portfolio. LAM is paid a fee by PIFM, not the Trust, at an annual rate of .40 of 1% of the Portfolio's average daily net assets.

     Herbert W. Gullquist and John R. Reinsberg have been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Gullquist is a Managing Director and a Vice-Chairman of Lazard Freres, is the Chief Investment Officer of LAM and has been employed with both since 1982. Mr. Reinsberg is a Managing Director of Lazard Freres and has been employed there since 1991. Prior thereto, he was Executive Vice President of General Electric Investment Corporation.

INTERNATIONAL BOND PORTFOLIO

     Delaware International Advisers Ltd. (DIAL), Third Floor, 80 Cheapside, London, EC2V 6EE, serves as the Adviser to the International Bond Portfolio. DIAL is paid a fee by PIFM, not the Trust, at an annual rate of .30 of 1% of the Portfolio's average daily net assets. DIAL is affiliated with Delaware Management Company and is an indirect, wholly-owned subsidiary of Lincoln National Corporation, a diversified financial services organization headquartered in Fort Wayne, Indiana.

     DIAL commenced operations as a registered investment adviser in December 1990 and specializes in international and global investing. The Portfolio's management team has been headed by Ian G. Sims, DIAL's Deputy Managing Director and Chief Investment Officer for Global Fixed Income, since August 1997. Other members of the portfolio management team currently are W. Hywel Morgan, Christopher A. Moth and Joanna Bates, all Senior Portfolio Managers of DIAL. As of December 31, 1997, DIAL had approximately $8 billion in assets under management with approximately $3 billion in assets in global fixed income.

     Prior to August 28, 1997, Fiduciary International, Inc. served as Adviser to the Portfolio under an agreement which was substantially similar to the Advisory Agreement currently in effect for the Portfolio.

INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

     Pacific Investment Management Company (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, serves as the Adviser to the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio. PIMCO furnishes investment advisory services in connection with the management of each of these Portfolios and is paid a fee by PIFM, not the Trust, at an annual rate of .25 of 1% of each Portfolio's average daily net assets. John L. Hague, a Managing Director of PIMCO, has been responsible for the day-to-day management of both Portfolios since their inception. Mr. Hague has been a fixed income manager of PIMCO and its predecessor since 1989.

     PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO is registered as an investment advisor with the Commission and as a commodity trading advisor with the CFTC. As of December 31, 1997, PIMCO had approximately $118 billion of assets under management.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED SECURITIES PORTFOLIO

     Wellington Management Company, LLP (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio. WMC is paid a fee by PIFM, not the Trust, at the annual rates of .125 of 1% and .25 of 1% of each Portfolio's average daily net assets, respectively.

     WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, WMC had approximately $174.5 billion of assets under management.

     Thomas L. Pappas, Senior Vice President of WMC, has served as portfolio manager to the Mortgage Backed Securities Portfolio since the Portfolio's inception. Mr. Pappas has been an investment professional with WMC since 1987. Timothy E. Smith, Vice President of WMC, has served as portfolio manager to the U.S. Government Money Market Portfolio since February 28, 1997. Prior to joining WMC in 1992, Mr. Smith was employed for 8 years with Fidelity Investments, Inc., where he held a number of investment management positions.

FEE WAIVERS AND SUBSIDIES

     PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Portfolios. Fee waivers and expense subsidies will increase a Portfolio's yield or total return. See "General Information -- Performance Information."

DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the Distributor of the shares of the Trust. It is an indirect, wholly-owned subsidiary of Prudential.

     Pruco Securities Corporation ("Prusec"), 1111 Durham Avenue, South Plainfield, New Jersey 07080-2398, is a corporation organized under the laws of the State of New Jersey. It is a wholly-owned subsidiary of Prudential. Prusec is distributing shares of the Trust pursuant to a dealer agreement between Prusec and Prudential Securities, the principal underwriter of the Trust. Prusec is registered with the Commission as both a broker-dealer and an investment adviser, and conducts its advisory activities under the name "Prudential Preferred Advisors" ("PPA"). Advisory clients of PPA may purchase and redeem shares of the Trust through their Prusec registered representative, or may effect such transactions by dealing directly with the Trust's Transfer Agent.

PORTFOLIO TRANSACTIONS

     Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker), may each act as a broker or futures commission merchant for a Portfolio. In order for an affiliated broker to effect any portfolio transactions for a Portfolio on an exchange or board of trade, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction.

YEAR 2000

     The services provided to the Trust and the shareholders by the Manager, the Advisers, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, the Manager, the Advisers, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems will be adapted in time for that event.

                                NET ASSET VALUE

     The net asset value per share is determined by subtracting the liabilities of each Portfolio from the value of its assets, and dividing the remainder by the number of outstanding shares of the Portfolio. The Trustees have fixed the specific time of day for the computation of each Portfolio's net asset value to be as of 4:15 p.m., New York time, except that the U.S. Government Money Market Portfolio will compute its net asset value at 4:30 p.m., New York time.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

     The Trust will compute its net asset value once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Trust or days on which changes in the value of portfolio securities do not materially affect the net asset value of a Portfolio.

     The U.S. Government Money Market Portfolio determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Portfolio's securities holdings on a given day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of the Portfolio at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO PURCHASE SHARES

     Purchases of shares of a Portfolio by a Target Program participant must be made through a securities account maintained with Prudential Securities or its affiliates. Payment for Portfolio shares must be made by check made payable to Prudential Securities or to a broker or affiliate that clears securities transactions through Prudential Securities on a fully disclosed basis (an Introducing Broker). Clients of Prudential Securities may also make payment for portfolio shares using free credit cash balances held in their securities account including a cash payment by the participant into his or her securities account or through the redemption of shares of money market funds held in the account.

     For non-Plan accounts, the minimum initial investment requirement is $25,000. For Plan accounts, the minimum initial investment requirement is $10,000. The minimum initial investment requirement is reduced to $10,000 for non-Plan accounts for custodial accounts established under the Uniform Gift to Minors Act and for Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who receive their fees pursuant to a deferred fee agreement with the Trust), employees of Prudential Securities and PIFM and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities. For purposes of determining the minimum initial investment requirement, fiduciary accounts having a common trustee (unaffiliated with Prudential Securities) may be aggregated provided that such accounts, in the aggregate, have at least $250,000 in assets in the Target Program. Such accounts may also be aggregated for purposes of determining when the Target Program fee may be subject to negotiation. In addition, the minimum initial investment requirement may be reduced or waived for certain start-up qualified employee benefit plans which have been in existence for less than one year and for certain transfers of assets from asset allocation programs of investments in registered investment companies. From time to time, the minimum initial investment requirement may otherwise be reduced for Plan and non-Plan accounts in the discretion of Prudential Securities. Please contact a Prudential Securities Financial Advisor for details. Prudential Securities must be notified, prior to the opening of any Target Program account of any factors under which an account would be eligible for a waiver or reduction of the minimum investment or Target Program fee. The aggregation of accounts or reduction or waiver of the Target Program fee will be permitted subject to confirmation of the account's entitlement.

     Shares of the Portfolios are available to (i) participants in the Target Program with payment of the Target Program Fee and (ii) to banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the Portfolios are an available option without payment of the Target Program fee. Such programs may require payment of different fees. Trustees of the Trust, employees of Prudential Securities and PIFM and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities may also participate in the Target Program without the imposition of the Target Program fee. In addition, the Target Program fee may be waived in whole or in part for certain banks, trust companies or unaffiliated investment advisers who maintain securities accounts with Prudential

Securities as well as personal trusts which are part of The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or an affiliate thereof. Parties interested in utilizing the Portfolios should contact the Trust or Prudential Securities. The Target Program and the Trust are designed to help investors devise an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the choices available.

     THE TARGET PROGRAM. Prudential Securities, through the Target Program, provides advisory services in connection with investments among the Portfolios by identifying the investor's investment objectives, preferences and risk tolerances through evaluation of a Questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those objectives, preferences and risk tolerances in an Evaluation; and providing a quarterly account statement (Quarterly Account Monitor). Prudential Securities will not have any investment discretion over the investor's Target Program account; all investment decisions ultimately rest with the investor.

     Under the Target Program, financial advisors of Prudential Securities provide services to the investor by assisting the investor in identifying his or her financial characteristics and completing the investor Questionnaire. Prudential Securities has contracted with Ibbotson Associates, Inc., Chicago, an investment consulting, data and software firm, to develop an investment profile matrix and asset allocation methodology to assist it in translating investor needs, preferences and attitudes identified from the Questionnaire into suggested portfolio allocations. Financial advisors may also review the Evaluation and Quarterly Account Monitor with the investor, monitor identified changes in the investor's financial characteristics, assist the investor in preparing a revised Questionnaire, and communicate any changes to Prudential Securities for reevaluation.

     Prudential Securities is paid a quarterly fee for the services comprising the Target Program. For non-Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a Target Program account invested in equity portfolios and 1.0% of assets held in a Target Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets held in a Target Program account invested in equity portfolios and 1.35% of assets held in a Target Program account invested in income portfolios. The advisory fees may be modified or changed by Prudential Securities upon notice to account holders. Plan accounts and non-Plan accounts may elect to have their Target Program fee either automatically charged to their securities account or billed to them quarterly. For accounts that are billed, the initial fee is payable by check within forty-five calendar days after the trade date. The initial fee is based on the value of shares in the securities account and the mix of Target Portfolios on the initial trade date. The initial fee covers the period from the initial trade date through the last day of the calendar quarter, and is pro-rated accordingly. Thereafter, quarterly fees cover the current calendar quarter. The quarterly fee is payable on the sixth business day of the current quarter or, for accounts that are billed quarterly, forty-five calendar days after the end of the previous calendar quarter, by check. All fees will be reflected in a monthly securities account statement sent to the investor. If the investor pays by automatic debit to its securities account and there are insufficient liquid assets (in the form of cash or shares of non-Target money market funds) in the account to pay the Program fee, PSI will automatically redeem, in accordance with its policy then in effect, an appropriate number of shares of the investor's Target Portfolios (i) for non-

Plan accounts from the investor's largest Target Portfolio and (ii) for Plan accounts from all of the investor's Target Portfolios on a pro rata basis. If the investor is billed for the Program fee and does not pay such fee when due, then PSI will automatically debit the investor's securities account for such fee. If there are insufficient liquid assets in the account to pay the fee, then PSI will automatically redeem an appropriate number of shares of the investor's Target Portfolios. The advisory fee is subject to negotiation when assets in the Target Program exceed $100,000 based on a number of factors including, but not limited to, the size of the account and other accounts with Prudential Securities. An independent plan fiduciary should consider, in a prudent manner, the relationship of the fees to be paid by its Plan along with the level of services provided by Prudential Securities.

     Financial advisors receive a portion of any fee paid by Target Program clients for participation in the Target Program. As the quarterly fee paid by non-Plan investors for investments in an equity portfolio is greater than the quarterly fee paid by non-Plan investors for investments in an income portfolio, Prudential Securities will receive greater compensation if a non-Plan Target Program client invests in equity portfolios rather than income portfolios. Consequently, Prudential Securities, when making asset allocation recommendations for non-Plan Target Program clients will be presented with a conflict of interest as to the specific Portfolios recommended for investment.

     For participants in the Target Program, shares of the Portfolios may be purchased directly through Prudential Securities only after the completion and processing of the client's Target Program investment advisory agreement. The offering price is the net asset value per share next determined following receipt of an order by Prudential Securities. Shareholders will not receive share certificates, as the Trust does not issue share certificates.

HOW TO SELL SHARES

     Shares of the Portfolios may be redeemed at any time for cash at the net asset value per share next determined after the redemption request is received. Investors wishing to redeem their shares in a Portfolio should contact their Prudential Securities financial advisor or Prusec registered representative. Payment for shares presented for redemption will be made by check within seven days after receipt by Prudential Securities of a redemption request. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist. If a Target Program account is terminated, including a termination of such an account by Prudential Securities or Prusec, all shares of the Portfolios held in that account must be redeemed.

     The Trust may redeem shares when a Target Program participant's account value falls below $10,000 by reason other than (i) fluctuations in the participant's account net asset value or (ii) redemptions to pay Target Program fees if the investor does not restore the share value to more than $10,000 within 30 days after written notice by the Trust.

SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. There are no exchange privileges between the Portfolios and other Prudential Mutual Funds.

     An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

     FREQUENT TRADING. The Trust and the Portfolios are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Trust reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Trust and its shareholders from excessive trading, the Trust will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Trust or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Trust may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

     For further information regarding the exchange privilege, investors should contact their Prudential Securities financial advisor. Prudential Securities reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, each Portfolio will not be subject to federal income taxes on its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to its shareholders.

     Any dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders will be taxable as ordinary income to the shareholder whether or not reinvested. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction. Any net capital gains distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months is currently 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

     Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Value Portfolio, Small Capitalization Growth Portfolio and International Equity Portfolio will be declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made at least annually.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. Gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gain subject to a maximum tax rate of 20%. Additionally, a capital loss realized upon a sale or redemption of shares in a Portfolio will be deferred under the "wash sale" rules of the Internal Revenue Code if the shareholder acquires shares in such Portfolio during the 61-day period beginning 30 days before and ending 30 days after the sale which gave rise to the loss.

     Net investment income or capital gains earned by a Portfolio from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable. Furthermore, if a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If the Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit for foreign taxes may be claimed. As a result of the election, shareholders who are non-resident alien individuals or foreign entities may be subject to additional U.S. withholding tax on the foreign taxes deemed distributed pursuant thereto, but be unable to claim a deduction or credit for such taxes in the U.S. Except in the case of the International Equity Portfolio and the International Bond Portfolio, it is not anticipated that any Portfolio will satisfy the requirements for making the election to treat shareholders as having paid foreign taxes paid by a Portfolio.

     A Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, a Portfolio's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized and unrealized by the Portfolio.

     Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by a Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in their Portfolio shares.

     For most non-Plan investors who are individuals and for Plans which pay the Target Program fee by check, the Target Program fee may be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year shall be allowed as a deduction only to the extent that the aggregate of these deductions exceeds 2% of adjusted gross income.

     Under the Internal Revenue Code, each Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of certain shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law, or otherwise are subject to backup withholding.

     Any dividends out of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or lower treaty rate if applicable).

     As a result of the allocation and any reallocation of assets between the two Advisers of each of the four domestic equity Portfolios of the Fund, with respect to those Portfolios, there may be tax ramifications relating to the sale of assets in the form of increased short-term or long-term capital gains. As described above, net short-term gains derived by a Portfolio are taxed as ordinary income. Additionally, Portfolios may also be subject to the "wash sale" rules of the Internal Revenue Code as described above.

     Dividends and distributions will be paid in additional Portfolio shares, at net asset value computed on the payment date and record date, respectively, or such other date as the Trustees may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to the Trust or the investor's financial advisor. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Each Portfolio will notify each shareholder after the close of each Portfolio's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

     If you buy shares on or immediately before the record date (the date that determines who receives the dividend), you will receive a portion of the money you invested as a taxable dividend. Therefore you should consider the timing of dividends when buying shares of a Portfolio.

     The foregoing is a general summary of the U.S. federal income tax consequences of investing in a Portfolio. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

                              GENERAL INFORMATION

PERFORMANCE INFORMATION

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     From time to time the U.S. Government Money Market Portfolio may advertise its current yield based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The U.S. Government Money Market Portfolio also calculates its effective annual yield, assuming weekly compounding, and its tax-equivalent yield. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal an after tax yield equivalent to the Portfolio's tax-free yield and is calculated by dividing the Portfolio's current or effective yield by the result of one minus a certain state tax rate. The yield will fluctuate from time to time and is not intended to indicate and is not necessarily representative of future performance.

  OTHER PORTFOLIOS

     FROM TIME TO TIME THE TRUST MAY ADVERTISE A PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in a Portfolio of the Trust would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends paid by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Trust may also from time to time advertise the 30-day yield of a Portfolio. The yield refers to the income generated by an investment in a Portfolio over a one-month or 30-day period. This income is then "annualized," that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Trust may also include comparative performance information for its Portfolios in advertising or marketing the Trust's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Trust's annual report to shareholders which is available without charge. You may request copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

DESCRIPTION OF SHARES

     The Trust, organized as an unincorporated business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

     The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve changes in certain investment policies of a Portfolio.

     It is the intention of the Trust not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees. The Trust may from time to time, in its discretion and pursuant to applicable regulations, add additional Portfolios to the Trust or, with the approval of the Shareholders of an existing Portfolio, if necessary, terminate one or more of the Portfolios.

     As of February 20, 1998, Prudential Securities was the record owner for other beneficial owners of substantially all outstanding shares of each Portfolio of the Trust.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for the Trust's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 9131, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                                   APPENDIX I

                        DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB and B -- Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of Investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding Investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for Issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's, issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations.

     Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                  APPENDIX II

                                   EXEMPTIONS

    The following is the text of the proposed and final exemptions from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TARGET by certain retirement plans.

                               PROPOSED EXEMPTION

FEDERAL REGISTER
VOL. 58, No. 131
Monday, July 12, 1993
Notices

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)
 . . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Application No. D-9217]
PROPOSED EXEMPTION

SECTION I. COVERED TRANSACTIONS

    The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, August 10, 1990). If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

    This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS

    (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

    (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

    (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

    (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

    (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

    (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

    (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

    (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

    (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

    (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

        (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

         (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

         (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

         (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

         (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

         (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

         (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

         (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

         (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

        (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

        (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) independent of PMF and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

        (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and
    (3) knowledgeable with
    respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

        (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

        (b) Telephone quotations from Prudential Securities of such Plan's account balance.

        (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

        (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

        (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

         (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

         (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant (the Disclosed Account), the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

        (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

        (g) Periodic meetings with Financial Advisors, Independent Plan Fiduciaries or if applicable, participants of Section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

    (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

         (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

         (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

         (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

         (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

        (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

    For purposes of this exemption:

        (1) An "affiliate" of Prudential Securities includes --

         (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

         (b) Any officer, director or partner in such person, and

         (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

        (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either

         (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

         (b) A participant in a Keogh Plan,

         (c) An individual covered under a self-directed IRA which invests in Trust shares, or

         (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

        Effective date: If granted, this proposed exemption will be effective March 15, 1993.

  SUMMARY OF FACTS AND REPRESENTATIONS

    1. The parties to the transactions are as follows:

        a. Prudential Securities, located in New York, New York, is an indirect, wholly owned subsidiary of the Prudential Insurance Company of America (Prudential), the largest insurance company in the United States and the second largest insurance company in the world. Prudential Securities offers a broad spectrum of financial services to both individual and institutional investors including cash management services, retirement and financial planning services, mutual funds, investment management services and insurance and annuity services. Among these services are a variety of asset allocation programs. The investment management and financial services that comprise Prudential Securities are involved with the management of more than $50 billion in assets. Prudential Securities assists investors in selecting Portfolios for investment in the Trust. In addition, Prudential Securities serves as the distributor of Trust shares and provides investment allocation advice to investors.

        b. PMF, which is located in New York, New York, is an indirect wholly owned subsidiary of Prudential. PMF is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the 1940 Act). PMF was incorporated in May 1987 under the laws of the State of Delaware.

        Currently, PMF is the investment manager to 35 open-end investment companies, constituting all of the Prudential mutual funds. In addition, PMF serves as investment manager or administrator to 19 closed-end investment companies. These companies collectively have total assets of approximately $41 billion. PMF serves as the investment manager of the Trust and the underlying Portfolios.

        c. Prudential Mutual Fund Services, Inc. (PMFS) of Edison, New Jersey is a wholly owned subsidiary of PMF. PMFS will serve as Transfer Agent and Dividend Disbursing Agent for the Trust. In these capacities, PMFS maintains certain books and records for the Trust.

        d. Ibbotson Associates, Inc. (Ibbotson) of Chicago, Illinois, is an investment consulting, data and software products firm that specializes in applying investment theories and empirical findings to current business practice. Ibbotson is not related to Prudential or its affiliates. Ibbotson has developed software for the Target Program (described herein) which involve investment profile matrices and asset allocation methodologies. These matrices and methodologies translate investor needs, preferences and attitudes into suggested portfolio allocations. Ibbotson will maintain and update the software package from time to time as deemed appropriate by Prudential Securities.

    2. On July 31, 1992, Prudential Securities formed the Trust, a no load, open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and it has an indefinite duration. As of September 22, 1992, the Trust had no assets.

    The Trust consists of nine different portfolios which range from the U.S. Government Money Market Portfolio to the International Equity Portfolio and which pay monthly or annual dividends to investors. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities or equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under two major groupings-Equity and Income. No Portfolio of the Trust is permitted to invest any of its assets in securities issued by Prudential Securities or companies which are directly or indirectly controlled by, or under common control with Prudential Securities. Further, no Portfolio of the Trust may engage in principal transactions with Prudential Securities or its affiliates.

    3. Shares in the Trust are being offered by Prudential Securities, as distributor, to participants in the Target Program. The Target Program is an investment advisory service pursuant to which the Asset Management Group of Prudential Securities, in its capacity as investment adviser to participants in the Target Program, in conjunction with Ibbotson, directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances.

    The Target Program is designed for mid-sized investors with assets of $10,000 - $1 million. To participate in the Trust, each investor must open a brokerage account with Prudential Securities by making a current, minimum initial investment of $10,000.(3)

    Although PMF anticipates that investors in the Trust will consist of institutions and individuals, it is proposed that prospective investors include Plans for which PMF may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PMF or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

    The applicants represent that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where PMF or an affiliate has a party in interest relationship with the Plan. PMF also acknowledges that a prohibited

---------------
 3 Shares in the Trust are not certificated for reasons of economy and convenience. PMFS, the Trust's transfer agent, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PMF represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre- emptive right would make the normal operations of the Trust impossible.
  As for the voting rights, PMF states that they are accorded to recordholders of Trust shares. PMF notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PMF believes that most Plans will pass-through the vote to participants on a pro-rata basis.

 4 The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the Target Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the Target Program with Prudential Securities as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Prudential Securities and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering into the Target Program, to understand fully all aspects of such arrangement following disclosure by Prudential Securities of all relevant information.

transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PMF and the Plan may have been established at that point.

    Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption from Prudential Securities of shares in the Trust by a participating Plan where Prudential Securities does not (a) sponsor the Plan (other than serving as a prototype sponsor) or (b) exercise discretionary authority over such Plan's assets.(5) No commissions or fees are being paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the applicants request that the exemption be made effective as of March 15, 1993.

    4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which will initially be comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with PMF and/or its affiliates. The four remaining Trustees are not affiliated with PMF.

    5. Under its management agreement entered into with the Trust, PMF, as investment manager, manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to the review and approval of the Trustees, of the Sub-Advisers of each Portfolio.(6)

    Through the Target Program, Prudential Securities provides a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, Prudential Securities will furnish copies of an Investor Profile Questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to the Independent Plan Fiduciary or participant of a Title I Plan, as provided below, or to an IRA or a Keogh Plan. In the case of a Plan where the Independent Plan Fiduciary has established a Disclosed Account in the name of each Plan participant (such as in a section 404(c) Plan), Prudential Securities will furnish copies of the Investor Profile Questionnaire to each of the Plan participants for response. However, if the Independent Plan fiduciary establishes an Undisclosed Account with Prudential Securities in the name of the Plan, Prudential Securities will provide the Independent Plan Fiduciary, upon oral or written request and at no additional cost, with sufficient copies of the Investor Profile Questionnaire so that the Independent Plan Fiduciary may distribute such questionnaire to Plan participants. Prudential Securities, if requested, will also perform, at no additional cost, the asset allocation analyses for each of these participants.

    6. Based upon data obtained from the Investor Profile Questionnaire, Prudential Securities evaluates the investor's risk tolerances and financial goals. Prudential Securities then provides investment advice as to the appropriate mix of investment Portfolios of the Trust that are designed to balance the investor's goals, objectives and risk tolerances as part of a long-term investment strategy.

    The applicants represent that Prudential Securities does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, the applicants represent that all of Prudential Securities' recommendations and evaluations are presented to the Independent Plan Fiduciary and are implemented only if accepted an acted upon by such Independent Plan Fiduciary. However, in the case of a Plan such as a section 404(c) Plan, PMF represents that Independent Plan Fiduciaries or participants in such Plan are presented with

---------------

 5 PMF represents that to the extent employee benefit plans that are maintained by PMF purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicants further represent that, although the exemptive relief proposed above would not permit PMF or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

 6 Subject to the supervision and direction of the Trustees, PMF provides to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, PMF considers, among other factors, each Sub- Adviser's level of expertise, consistency of performance and investment discipline or philosophy. PMF has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether the Sub-Advisers' contracts should be renewed.

Prudential Securities' recommendations and evaluations depending upon the type of account the Independent Plan Fiduciary has established with Prudential Securities.

    7. With respect to an Undisclosed Account, the applicants represent that Prudential Securities' recommendations will be presented to the Independent Plan Fiduciary and such fiduciary will advise Prudential Securities of the investment to be made for the Plan. However, with respect to a Disclosed Account, the applicants note that Prudential Securities' recommendations will be presented to the participants who will be responsible for acting upon that recommendation.

    8. The applicants note that not all of the services described above will be provided to every Plan. The services provided to each Plan or to each Plan participant will depend on what is decided upon by the Independent Plan Fiduciary. The applicants represent that an Independent Plan Fiduciary may decide for its own reasons to establish an Undisclosed Account with Prudential Securities under which Prudential Securities is not required to provide investment allocation services to each Plan participant. The applicants state that an Independent Plan Fiduciary may already have an established relationship with a recordkeeper which, depending on the recordkeeper's accounting system, makes it administratively desirable for the Independent Plan Fiduciary to invest a Plan's assets on an undisclosed basis instead of on a disclosed basis. The recordkeeper would be responsible for making allocations to each participant's account in the Plan.

    However, if the Independent Plan Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays Prudential Securities if the investment in the Target Program is $100,000 or less. Only investments in excess of $100,000 in the Target Program can result in the payment to Prudential Securities of a quarterly investment allocation fee that is lower than 1.35 percent. (See Representation 17.)(7)

    9. Based upon the investment advice and recommendations, which may or may not be adopted, the Independent Plan Fiduciary, with respect to an Undisclosed Account, the Plan participant, with respect to a Disclosed Account, or the IRA or Keogh Plan participant, as applicable, selects the specific Portfolios. Prudential Securities will continue to render Portfolio selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios.

    10. As stated above, PMF is responsible, subject to the supervision and direction of the Trustees, for selecting the Sub-Advisers which will provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their performance in their respective areas of expertise in asset management. PMF represents that there are presently seven Sub-Advisers, all of which are independent of, and will remain independent of, PMF and/or its affiliates(8). The Sub-Advisers are registered investment advisers under the 1940 Act. They maintain their principal executive offices in various regions of the United States.

    11. Aside from the Investor Profile Questionnaire described above, in order for a Plan to participate in the Target Program, Prudential Securities will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus. This document discusses the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize including a description of the risks.(9) Further, each Independent Plan Fiduciary or if, applicable, Plan participant, will be given a copy of the investment advisory agreement

---------------
 7 In this regard, the Department emphasizes that it expects the Independent
  Plan Fiduciary to prudently consider the relationship of the fees to be paid by the Plan to the level of services to be provided by Prudential Securities. In light of the relatively fixed nature of the fees, Independent Plan Fiduciaries should consider the appropriateness of this arrangement in the context of a section 404(c) Plan where asset allocation advice is not provided directly or indirectly to Plan participants.
  In response to the Department's concern over this matter, Prudential Securities represents that it will amend the Trust Prospectus and Investment Advisory Agreement to include the following statement: "The Independent Plan Fiduciary [has] [should] consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by Prudential Securities."

 8 Although there are presently nine Portfolios comprising the Trust, there are only seven Sub-Advisers because two of the Sub-Advisers manage two Portfolios.

 9 In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust Prospectus to section 404(c) Plan participants. If requested by such Plan administrator, trustee or named fiduciary, the Prudential Securities will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for distribution to Plan participants, as well as provide Statements of Additional Information to any parties upon request.

    between Prudential Securities and such Plan relating to participation in the Target Program including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon written request to the Trust, Prudential Securities will also provide an Independent Plan Fiduciary or if applicable, Plan participant, with a copy of the respective investment advisory agreement between PMF and the Sub-Advisers. (Independent Plan Fiduciaries or Plan participants will be apprised by Prudential Securities that they may receive the aforementioned information in sales and marketing material and/or in communications made by brokers.)

    With respect to a section 404(c) Plan, Financial Advisors affiliated with Prudential Securities will also explain the services offered under the Target Program as well as the operation and objectives of the Portfolios to either the Independent Plan Fiduciary or to eligible section 404(c) Plan participants depending upon the type of account the Independent Plan Fiduciary establishes with Prudential Securities.(10)

    If accepted as a Trust investor, an Independent Plan Fiduciary will be required by Prudential Securities to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Prudential Securities will require that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program. With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent, in writing, to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    12. Prudential Securities will provide all parties that execute the investment advisory agreement and in whose name the Target Program account is registered with written confirmations of each purchase and redemption of shares of a Portfolio, telephone quotations of such investor's account balance, a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account (to the extent there are transactions involving the account), and a written quarterly Target Program account statement. The Quarterly Account Monitor is designed to include a record of the performance of the client's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the Target Program actually incurred during the period), the client's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity and dividends and interest received or reinvested as well as a market commentary. In addition, the Quarterly Account Monitor will contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations. The Quarterly Account Monitor is described in the summary of the Target Program attached to the front of the Trust's Prospectus.

    If an Independent Plan Fiduciary of a section 404(c) Plan opens a Disclosed Account for each Plan participant, such participant will receive a Quarterly Account Monitor reflecting information that pertains to the participant's individual account. However, if an Independent Plan Fiduciary elects to establish an Undisclosed Account with Prudential Securities, then Prudential Securities will provide the Quarterly Account Monitor to the Independent Plan Fiduciary. Such report will contain information relative to the Plan's account.

    In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, Prudential Securities will provide, as applicable, an Independent Plan Fiduciary or a section 404(c) Plan participant with written disclosures of (a) the percentage of each Portfolio's aggregate brokerage commissions that are paid to Prudential Securities and (b) the average brokerage commission per share paid by each

---------------

10 The Department is expressing no opinion as to whether the information provided under the Target Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities, both expressed as cents per share. With respect to a Disclosed Account established for a section 404(c) Plan participant, Prudential Securities will provide the brokerage report to the participant and not to the Independent Plan Fiduciary.

    Further, the Independent Plan Fiduciary or section 404(c) Plan participant, as applicable, will have access to a Financial Advisor for the discussion of any questions that may arise.

    13. A Plan wishing to redeem Trust shares must communicate such request in writing or by telephone to Prudential Securities. Redemption requests received in proper form prior to the close of trading on the New York Stock Exchange (the
NYSE) will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with PMF or to an "introducing" broker(11) within 5 business days after receipt of the redemption request. Prudential Securities will place redemption proceeds in the client's brokerage account and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the Trust's U.S. Government Money Market Portfolio) which may be affiliated with Prudential Securities.(12)

    Due to the high costs of maintaining small accounts, the Trust may also redeem an account where the current value is $10,000 or less, provided the Plan has been given at least 30 days' advance written notice in which to increase the account balance to more than the $10,000 amount. The proceeds of such redemption will be deposited in the investor's brokerage account unless Prudential Securities is otherwise instructed.(13)

    14. Shares of a Portfolio may be exchanged by an investor, without the payment of any fees, for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other Prudential Mutual Funds.

    15. With respect to brokerage transactions that are entered into under the Target Program for a Portfolio, such transactions may be executed through Prudential Securities, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Prudential Securities may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Prudential Securities is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

    16. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by PMF, Prudential Securities, the Sub-Advisers or PMFS. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

    17. The total fees that are paid to Prudential Securities and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, Prudential Securities will charge an investor a quarterly investment advisory fee. The "outside fee," which is computed quarterly, ranges annually from .50 percent up to a

---------------
11 Prudential Securities provides clearance, settlement and other back office services to other broker-dealers. Prudential Securities may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Prudential Securities. If a Plan uses an introducing broker, the arrangement between the Plan and that broker will define whether the broker is authorized by the Plan to accept redemption proceeds.

12 The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by Prudential Securities, of redemption proceeds in an affiliated money market fund where the Plan investor has not given investment instructions. The applicants represent that to the extent Prudential Securities is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

13 The 30 day limit does not restrict a Plan's ability to redeem its interest in the Trust. The 30 day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with Prudential Securities to an amount in excess of $10,000. If desired, the Plan may still follow the redemption guidelines described in Representation 13 above.

maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios. The outside fee will be charged directly to an investor and it will not be affected by the allocation of assets among the Equity or the Income Portfolios nor by whether an investor follows or ignores Prudential Securities' advice.(14) The outside fee can be negotiated to below the 1.35 percent maximum only if the Plan invests an aggregate amount of $100,000 or greater in the Target Program. In the case of Plans, the outside fee may be paid by the Plan or by the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA beneficiary directly.

    For Plan investors, the outside fee will be payable in full within 6 business days after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the Target Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee is based on the value of assets in the Target Program measured as of the last calendar day of the previous quarter and is payable on the fifth business day of the current quarter.(15)

    18. Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later. In the case of redemptions aggregating $10,000 or more during a quarter, the fee will be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter.

    In addition, for investment management and related services provided to the Trust, PMF is paid, from each Portfolio, a management fee which is computed daily and paid monthly at an annual rate ranging from .25 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, PMF compensates the Sub-Advisers. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by PMF to the Sub-Adviser, varies from 12.5 to 30 basis points depending on the Portfolio. In addition, pursuant to a Transfer Agency and Service Agreement with the Trust, PMFS will be paid an annual fee of $35 per Target Program participant out of the operating expenses of the Portfolios.(16)

---------------
14 Prudential Securities represents that the outside fee is not imposed on the accounts of employees of Prudential and its subsidiaries, including PMF, the accounts of their immediate families, IRAs and certain employee pension benefit plans for these persons. With respect to employee benefit plans maintained by PMF or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

15 The applicants represent that an Independent Plan Fiduciary or Plan participant may change Portfolio allocations on any business day and there are no limitations as to how frequently Portfolio allocations can be made. The applicants also state that assets which are subsequently added to a Target Program account after the beginning of any calendar quarter (and are allocated in accordance with the Independent Plan Fiduciary's or participant's asset allocation decision) will not be subject to the outside fee for that quarter until such additional investments "aggregate" (i.e., new money invested during the quarter) $10,000 or more. When this occurs, the applicants explain that the outside fee will be assessed on such additional assets and will be payable six business days thereafter (pro-rated based on the length of time remaining in the current calendar quarter). If the additional investments have not reached the $10,000 level by the last day of the calendar quarter, the applicants state that such investments will start being subject to the outside fee as of the first business day of the next calendar quarter.

16 The applicants represent that if an Undisclosed Account is established by an Independent Plan Fiduciary only one $35 fee will be levied.

    19. The management fees that are paid at the Portfolio level to PMF and the Sub-Advisers are set forth in the table below. As noted in the table, the sum of the management fees paid by a Portfolio to PMF and the Sub-Advisers (S-A) and retained by such entities equals the total management fee paid by the Portfolio.

-------------------------------------------------------------------------------------------------------------------------
                                                                   TOT. MGT.           S-A RET.            PMF RET.
                         PORTFOLIO                                  FEE (%)             FEE (%)             FEE (%)
-------------------------------------------------------------------------------------------------------------------------
Equity:
    Large capitalization value portfolio....................          .60                 .30                 .30
    Large capitalization growth portfolio...................          .60                 .30                 .30
    Small capitalization value portfolio....................          .60                 .30                 .30
    Small capitalization growth portfolio...................          .60                 .30                 .30
    International equity portfolio..........................          .70                 .40                 .30
Income:
    U.S. Government Money Market portfolio..................          .25                .125                .125
    Mortgage backed securities portfolio....................          .45                 .25                 .20
    Intermediate-term bond portfolio........................          .45                 .25                 .20
    Total return bond portfolio.............................          .45                 .25                 .20
-------------------------------------------------------------------------------------------------------------------------

    20. PMF proposes to offset, quarterly, against the outside fee that will be paid to Prudential Securities such amount as is necessary to assure that PMF retains no more than 20 basis points (the Reduction Factor) from any Portfolio on investment of assets attributable to any Plan.(17)

    Under the proposed fee offset, a Reduction Factor of .10 percent will be applied against Prudential Securities' quarterly outside fee with respect to the value of the Plan assets that have been invested in the Equity Portfolios only. As noted above, the Income Portfolios do not involve a Reduction Factor because the fee retained by PMF for these Portfolios does not exceed 20 basis points.

    The Department, in conjunction with the applicants, has developed the following example to demonstrate how the fee offset mechanism will work and determine the aggregate fee that a hypothetical Plan investor might expect to pay to both Prudential Securities and PMF in a given calendar quarter or year:

    Assume that as of March 31, 1993, the average daily value of Trust shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Portfolios: (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would not retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .125 percent; (2) Total Return Bond Portfolio in which the Plan made a $200 investment and from which PMF would retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .20 percent; (3) Small Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent; (4) Large Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent and (5) International Equity Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent.

---------------
17 Prudential Securities asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PMF among the Portfolios (except that the fee paid by the U.S. Government Money Market Portfolio to PMF is equal to 12.5 basis points).

    Assume that the Plan investor pays the maximum annual outside fee of 1.35 percent on the Portfolios so that the total outside fee for the calendar quarter April 1 through June 30, 1993, prior to the offset, would be:

---------------------------------------------------------------------------------------------------------
                                                                                            OUTSIDE
                                                    AMOUNT           MAX. OUTSIDE           FEE FOR
                 PORTFOLIO                         INVESTED           QUART. FEE            QUART.
                                                                                      -------------------
---------------------------------------------------------------------------------------------------------
U.S. Government Money Market portfolio......        $   50            1.35%(.25)            $0.1688
Total return bond portfolio.................          200             1.35%(.25)             .6750
Small capitalization growth portfolio.......          250             1.35%(.25)             .8438
Large capitalization growth portfolio.......          250             1.35%(.25)             .8438
International equity portfolio..............          250             1.35%(.25)             .8438
                                                    ------                                  -------
Total.......................................         1,000                                  $3.3752
---------------------------------------------------------------------------------------------------------

    Under the proposed fee offset, the outside fee charged to the Plan must be reduced by the Reduction Factor to ensure that PMF retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

---------------------------------------------------------------------------------------------------------
                                                   PMF. RET.          RED. FACT.         PMF RET. FEE
                 PORTFOLIO                          FEE (%)               (%)          AFTER RED. FACT.
---------------------------------------------------------------------------------------------------------
Equity:
Large capitalization value portfolio........         0.30                0.10                0.20
Large capitalization growth portfolio                 .30                0.10                 .20
Small capitalization value portfolio........          .30                0.10                 .20
Small capitalization growth portfolio.......          .30                0.10                 .20
International equity portfolio..............          .30                0.10                 .20
Income:
U.S. Government Money Market portfolio......         .125                 --                 .125
Mortgage backed securities portfolio........          .20                 --                  .20
Intermediate-term bond portfolio............          .20                 --                  .20
Total return bond portfolio.................          .20                 --                  .20
---------------------------------------------------------------------------------------------------------

    Under the proposed fee offset, the quarterly outside fee will be reduced with respect to Plan assets in the example that have been invested in the Small Capitalization Growth Portfolio, the Large Capitalization Growth Portfolio and the International Equity Portfolio only (i.e., the Equity portfolios). In the example above, the U.S. Government Money Market Portfolio and the Total Return Bond Portfolio do not require a reduction of the outside fee because the fee retained by PMF for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the Plan investor is computed as follows:

(.25)[($250)(.10%) + ($250)(.10%) + ($250)(.10%)] = $.1875.

    In the foregoing example, the Plan investor, like all other investors in the Target Program, would receive a statement for its Target Program account during the fourth week of April 1993. This statement would include a debit notice for the outside fee for the calendar quarter April 1 through June 30, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to Prudential Securities would be determined as follows:

        $3.3752 - $.1875 = $3.1877.

    The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus).(18)

---------------
    (18) The foregoing example illustrates that fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants represent that PMF will not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the sixth business day of the first month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

    Assuming the Plan investor wishes to gain a more realistic perspective of the aggregate quarterly and annual fees that would be paid to both Prudential Securities and PMF at both the Plan level and the Portfolio level, the investor would include within the computation on the net quarterly outside fee, the quarterly inside fee that such investor would be paying to PMF.

    The quarterly, aggregate fee calculation would be computed as follows:

    $3.1877, representing the quarterly net outside fee paid to Prudential Securities + (.25)
[(.125%)($50) + (.20%)($200) + (.30)($250 + $250 + $250)] or $.6781,
representing the quarterly inside fee paid to PMF = $3.8658, which represents the quarterly fee that would be paid to Prudential Securities and PMF for services provided to the Plan investor.

    The total annual fee that the Plan investor would pay to both Prudential Securities and PMF would be equal to (4)[$3.1877 (net outside fee) + $.6781 (inside fee)] or $15.4632 per $1,000 investment, or a total fee percentage of 1.55%.

    21. Because PMF will retain an inside fee of 12.5 basis points with respect to assets invested in the U.S. Government Money Market Portfolio, the applicants note that a potential conflict may exist by reason of the variance in net inside fees among the U.S. Government Money Market Portfolio and the other Portfolios. The applicants also recognize that this factor could result in the recommendation by Prudential Securities of a higher fee-generating Portfolio to an investing Plan. To help address this potential conflict, Prudential Securities will disclose to all participants in the Target Program the fee differentials of the various Portfolios.

    22. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and the Securities and Exchange Commission, at all times during regular business hours.

    23. In summary, it is represented that the transactions satisfy the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the Target Program will be made and approved by a Plan fiduciary which is independent of Prudential Securities and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the Target Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust;
(d) prior to making an investment in the Trust, each Independent Plan Fiduciary will receive offering materials and disclosures from either PMF or Prudential Securities which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the Target Program; (e) Prudential Securities will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria;
(f) any Sub-Adviser that is appointed by Prudential Securities to exercise investment discretion over a Portfolio will always be independent of Prudential Securities and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) each Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio; and (i) on a quarterly and annual basis, Prudential Securities will provide written disclosures to Independent Plan Fiduciaries with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Prudential Securities and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities and its affiliates, both expressed as cents per share.

    For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

                                FINAL EXEMPTION

FEDERAL REGISTER
VOL. 58, NO. 172
WEDNESDAY, SEPTEMBER 8, 1993
NOTICES

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)

 . . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Prohibited Transaction Exemption 93-59; Exemption Application No. D-9217]

EXEMPTION
SECTION I. COVERED TRANSACTIONS

    The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

    This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS

    (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

    (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

    (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

    (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

    (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

    (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

    (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

    (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

    (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

    (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

        (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

         (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

         (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

         (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

         (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

         (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

         (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

         (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

         (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

        (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

        (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) Independent of PMF and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

        (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) Independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets, and
    (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

        (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

        (b) Telephone quotations from Prudential Securities of such Plan's account balance.

        (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

        (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

        (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

         (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

         (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant, the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

        (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) Percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

        (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six-year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

    (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

         (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

         (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

         (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

         (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

        (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

    For purposes of this exemption:

        (1) An "affiliate" of Prudential Securities includes --

         (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

         (b) Any officer, director or partner in such person, and

         (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

        (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either:

         (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan,

         (b) A participant in a Keogh Plan,

         (c) An individual covered under a self-directed IRA which invests in Trust shares, or

         (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

    For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on July 12, 1993 at 58 FR 37514.

EFFECTIVE DATE: This exemption is effective March 15, 1993.

WRITTEN COMMENTS

    The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment letter was submitted by PMF, Prudential Securities and their affiliates (hereinafter, the Applicants) and it suggested certain clarifications to the General Conditions and the Summary of Facts and Representations of the Notice. Discussed below are the changes suggested by the Applicants and the Department's responses to these amendments.

    With respect to the General Conditions of the Notice that are set forth in
Section II, the Applicants suggest that the last sentence of paragraph (e) be clarified to read as follows:

        The Quarterly Account Monitor will also contain an evaluation of a Plan investor's account to assist the Plan ascertaining whether its investment objectives have been met and recommending, if required, changes in Portfolio allocations.

However, after considering this comment, the Department has decided that further revisions of Condition 11(e) are warranted to reflect the fact that it is the Independent Plan Fiduciary or section 404(c) Plan participant rather than the Plan who makes determinations about the prudence of continuing a Plan or account investment in the Target Program. Therefore, the Department has modified the last sentence of Condition 11(e)as follows:

         The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

    The Applicants also suggest that Condition 11(g) of the Notice, which addresses ongoing oral and written disclosures that will be provided by Prudential Securities to Plan investors, be modified to read as follows:

         (g) Periodic meetings will be held at the request of Plan investors with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

Although generally agreeing with this comment, the Department believes it would be more comprehensible if the words "Notification that" were inserted at the beginning of this clause to emphasize the fact that Prudential Securities will inform Plan investors of meetings with its Financial Advisors. Therefore, the Department has modified Condition 11(g) as follows:

         (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    With respect to modifications to the Summary of Facts and Representations of the Notice, the Applicants suggest that the last sentence of the second paragraph of Representation 8 be revised to reflect the fact that, in certain circumstances, the quarterly investment allocation fee can be lower than 1.35 percent. In response to this comment, the Department has revised Representation 8 to read as follows:

         The quarterly allocation fee of 1.35 percent per annum may be lowered in connection with (a) investments of $100,000 or more in the Target Program or (b) the fee offset described in Representation 20.

    The Applicants also request that the Department revise the first sentence of Footnote 9 in which Prudential Securities states that a Plan administrator, trustee or named fiduciary, as the recordholder of Trust share, will make available the Trust Prospectus to section 404(c) Plan participants. The Applicants explain that Prudential Securities is not in a position to make any statements with respect to actions undertaken by Plan administrators, trustees or named fiduciaries. Therefore, they recommend that the first sentence of Footnote 9 be deleted.

    The Department does not concur entirely with the suggested modification. Rather than deleting the first sentence of the footnote, the Department believes the sentence can be clarified to read as follows:

         In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, has agreed to make the Trust Prospectus available to section 404(c) Plan participants.

    With respect to Representation 17 of the Notice, the Applicants state that it is possible that the outside fee can be negotiated to a level below .50 percent. However, the Applicants anticipate that this fee will generally be no lower than .50 percent. Therefore, they suggest that the Department revise the third sentence of Representation 17 to reflect that the fee will generally range from .50 percent to a maximum of 1.35 percent. The Department concurs with this change and has revised sentence three of Representation 17 as follows:

         The "outside fee," which is computed quarterly, generally ranges on an annual basis from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios.

    The Applicants note that a Plan may be given the option of being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from the Plan's account with Prudential Securities. In the event the Plan elects to be invoiced separately for the outside fee, the Applicants state that the fee is payable 45 days after the end of each calendar quarter or, for additional investments, after such investments aggregate $10,000. Therefore, the Applicants suggest that relevant portions of Representations 17, 18 and 20 of the Notice be revised as well as Footnote 18.

    In response to this change, the Department has revised Representation 17 of the Notice by changing the initial clause of the second paragraph to read "For some Plan investors" instead of "For Plan investors" and adding a new third paragraph which should be inserted at the end of the text of this representation. The new paragraph would read as follows:

         Plan investors will be given the option of either being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from their Prudential Securities account. In the event the Plan elects to be invoiced separately for the outside fee, the fee is payable 45 calendar days after the end of the quarter. However, if the Plan elects to have the outside fee deducted from its Plan account with Prudential Securities, such outside fee would be payable within 6 business days of the trade date for an initial investment or within 6 business days of the current calendar quarter.

The Department also wishes to clarify that the term "applicable fee" referred to in the initial sentence of Representation 18 means the "outside fee" which will be paid after a Plan's additional investments in the Trust total $10,000 or more. Therefore, the Department has revised this sentence by placing the term outside fee in parentheticals. The revised sentence reads as follows:

         Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee (i.e., the outside fee), pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later.

    To reflect the dual billing procedure that Prudential Securities has established for Plans investing in the Trust, the Department has revised paragraph 5 of the hypothetical example contained in Representation 20 of the Notice. The amended paragraph now reads as follows:

         The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus. However, if the Plan investor is separately invoiced by Prudential Securities, the outside fee would be payable 45 calendar days after the end of the calendar quarter.

    The Department has also amended Footnote 18 by adding new language to that contained in the parenthetical so as to reflect the two payment schedules for the outside fee:

         * * * i.e., on or about the sixth business day of the first month of the calendar quarter or within 45 calendar days after the end of the calendar quarter.

    Finally, with respect to the example contained in Representation 20, the Applicants point out that in Clause (1) of the first paragraph of the example (id at 37520) inadvertently includes the word "not" prior to the word "retain." The Department concurs with this change and has deleted the word "not" so that Clause (1) will read as follows:

         * * * (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would retain, after payment of the subadvisory fee to the Sub-Adviser, an inside fee of .125 percent;

    Upon a review of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the modifications described above.

    FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

                      (This Page Intentionally Left Blank)

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
                            ------------------------

                               TABLE OF CONTENTS

                                              PAGE
                                              -----
Summary.....................................      2
Trust Expenses..............................      6
Financial Highlights........................      8
Description of the Portfolios...............     13
  Investment Objectives and Policies........     13
  Other Investments and Policies............     22
  Investment Restrictions...................     42
Management of the Trust.....................     42
  Manager...................................     42
  Advisers..................................     44
  Distributor...............................     50
  Portfolio Transactions....................     50
  Year 2000.................................     50
Net Asset Value.............................     51
Purchase and Redemption of Shares...........     52
  How to Purchase Shares....................     52
  How to Sell Shares........................     54
  Shareholder Services......................     55
Taxes, Dividends and Distributions..........     55
General Information.........................     58
  Performance Information...................     58
  Description of Shares.....................     59
  Custodian and Transfer and Dividend
    Disbursing Agent........................     59
  Additional Information....................     60
Appendix I -- Description of Security
  Ratings...................................    I-1
Appendix II -- Exemptions...................   II-1

                            ------------------------
TMF 158 A

                                                     CUSIP NOS.:

Large Capitalization Growth                                          875921 20 7
Large Capitalization Value                                           875921 10 8
Small Capitalization Growth                                          875921 40 5
Small Capitalization Value                                           875921 30 6
International Equity                                                 875921 50 4
International Bond                                                   875921 87 6
Total Return Bond                                                    875921 88 4
Intermediate-Term Bond                                               875921 80 1
Mortgage Backed Securities                                           875921 70 2
U.S. Government Money Market                                         875921 60 3

                                                                            LOGO

                                                                      THE TARGET

                                                              PORTFOLIO TRUST(R)

                                                                      PROSPECTUS
                                                                     MAY 1, 1998

                         THE TARGET PORTFOLIO TRUST(R)

                      Statement of Additional Information
                                  May 1, 1998

     The Target Portfolio Trust(R) (the Trust) is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Investments Fund Management LLC (PIFM or the Manager). Each Portfolio benefits from discretionary advisory services provided by an investment adviser (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following ten Portfolios:

Equity Portfolios                                                 Income Portfolios
  - Large Capitalization Growth Portfolio                           - International Bond Portfolio
  - Large Capitalization Value Portfolio                            - Total Return Bond Portfolio
  - Small Capitalization Growth Portfolio                           - Intermediate-Term Bond Portfolio
  - Small Capitalization Value Portfolio                            - Mortgage Backed Securities Portfolio
  - International Equity Portfolio                                  - U.S. Government Money Market Portfolio

     Shares of the Portfolios are offered to participants in the Prudential Securities Target Program(R) (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives, preferences and risk tolerances. The Target Program or shares of the Trust are also available to banks, trust companies and other investment advisory services.

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated May 1, 1998, a copy of which may be obtained from the Trust upon request.

                               TABLE OF CONTENTS

                                                                      CROSS-REFERENCE
                                                                        TO PAGE IN
                                                              PAGE      PROSPECTUS
                                                              -----   ---------------
Investment Objectives and Policies..........................  B-2           13
Additional Investment Information...........................  B-2           22
Investment Restrictions.....................................  B-24          42
Trustees and Officers.......................................  B-26          42
Manager.....................................................  B-30          42
Advisers....................................................  B-35          44
Distributor.................................................  B-38          50
Portfolio Transactions and Brokerage........................  B-38          50
Purchase and Redemption of Shares...........................  B-42          52
Shareholder Investment Account..............................  B-42          55
Net Asset Value.............................................  B-44          51
Taxes, Dividends and Distributions..........................  B-46          55
Performance Information.....................................  B-48          58
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Accountants...................................  B-52          59
Financial Statements........................................  B-53          --
Report of Independent Accountants...........................  B-101         --
Independent Auditors' Report................................  B-103         --
Appendix I -- Historical Performance Data...................  I-1
Appendix II -- General Investment Information...............  II-1
Appendix III -- Information relating to Prudential..........  III-1
Appendix IV -- Glossary of Indices..........................  IV-1
-------------------------------------------------------------------------------------

TMF 158 B

                       INVESTMENT OBJECTIVES AND POLICIES

                       ADDITIONAL INVESTMENT INFORMATION

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC Certificates. See "Mortgage-Backed Securities" below. Mortgages backing the securities which may be purchased by a Portfolio include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

     SPECIAL CONSIDERATIONS. Fixed-income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of

U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of a Portfolio.

     At a time when a Portfolio has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Portfolio's capital gains distribution. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Additional Risks -- Options Transactions and Related Risks."

MORTGAGE-BACKED SECURITIES

     As discussed in the Prospectus, the mortgage-backed securities purchased by the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS. In reliance on a Securities and Exchange Commission (the SEC) interpretation, a Portfolio's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the Investment Company Act's limitation on acquiring interests in other Investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.

OTHER INVESTMENTS

     CUSTODIAL RECEIPTS. Each Portfolio may purchase obligations issued or guaranteed as to principal and interest by the U.S. Government in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Portfolio will not invest more than 5% of its net assets in such custodial receipts.

     LOAN PARTICIPATIONS. The Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may invest up to 5% of net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by a Portfolio may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Portfolio acts as co-lender in connection with a participation interest or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Portfolios believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when a Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests, the Portfolio will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Portfolio's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Portfolio's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Portfolio's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Portfolio will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

     COMMERCIAL PAPER. Each Portfolio may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

ADDITIONAL RISKS

     OPTIONS TRANSACTIONS AND RELATED RISKS

     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase put and call options and sell covered put and call options which are traded on national securities exchanges and may also engage in over-the-counter options transactions with recognized United States securities dealers (OTC Options).

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

     A Portfolio may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

     A Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. The Trustees will approve a list of dealers with which the Portfolios may engage in OTC options.

     When a Portfolio writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counter party, the Portfolio may be unable to liquidate an OTC option.

     OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Each Portfolio may write only "covered" options. A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Portfolio will segregate cash or other liquid assets with its Custodian. A put option written by the Portfolio is "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Portfolio will segregate cash or other liquid assets with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its Custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Portfolio closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDICES. The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio each may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDICES. A Portfolio's purchase and sale of options on indices will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of each Portfolio to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Portfolio will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

     Price movements in a Portfolio's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call which is not completely offset by movements in the price of the Portfolio's security holdings. It is also possible that the index may rise when the Portfolio's stocks do not rise. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Fund with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into futures contracts. As a purchaser of a futures contract (futures contract), a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Portfolio may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See the discussion of "Risks of Options Transactions."

     A Portfolio will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of the Portfolio's securities holdings may fall, the Portfolio may sell a futures contract. If declining interest rates are anticipated, the Portfolio may purchase a futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase. Subsequently, appropriate securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

     When a Portfolio enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash or U.S. Government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its Custodian with respect to such option). There is no limitation on the amount of the Portfolio's assets which can be segregated.

     A Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security which correlates with the portion of the securities holdings the Adviser seeks to hedge.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, the Portfolios may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the market value of the Portfolios. There is no overall limitation on the percentage of the Portfolio's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission (CFTC) the Portfolio is exempt from registration as a commodity pool operator.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio may sell a futures contract to protect against the decline in the value of securities held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio's portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In order to assure that the Portfolio is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Portfolio does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Portfolio; (b) cash held by the Portfolio; (c) cash proceeds due to the Portfolio on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If a Portfolio maintains a short position in a futures contract, it will cover this position by segregating with its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Portfolio holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Portfolio's securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Portfolio the right to sell a currency at the exercise price until the option expires. A call option gives the Portfolio the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Other Investments and Policies--Risk Factors and Special Considerations of Investing in Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities holdings denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities holdings or other assets denominated in that currency. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will thereby be served.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

     A Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. A Portfolio will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Portfolio's Custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, the Portfolio may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Portfolio's assets. A Portfolio does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Portfolio's total assets.

     Except as described below, a Portfolio will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Portfolio has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which a Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Portfolio may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Portfolio is subject or to which the Portfolio expects to be subject in connection with future purchases. A Portfolio may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. A Portfolio may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Portfolio's securities holdings alone.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase transactions with parties meeting creditworthiness standards approved by the Trustees. Each Adviser will monitor the creditworthiness of such parties, under the general supervision of the Manager and the Trustees. In the event of a default or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio, and are at all times secured by cash or cash equivalents, which are segregated pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by a Portfolio on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Portfolio's Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Portfolio. Any gain or loss in the market price during the loan period would inure to a Portfolio. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees.

     When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in such loaned securities. A Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of a Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will also segregate with a Portfolio's custodian bank cash or other liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Portfolio may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Portfolio's net asset value. The Adviser does not believe that a Portfolio's net asset value or income will be adversely affected by a Portfolio's purchase of securities on such basis.

INTEREST RATE SWAP TRANSACTIONS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and cash or other liquid assets are segregated, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Portfolio. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a Portfolio enters into interest rate swaps on other than a net basis, the amount segregated will be the full amount of a Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Portfolios will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Portfolio would diminish compared to what it would have been if this investment technique was never used.

     A Portfolio may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES

     Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     Certain restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid."

SEGREGATED ASSETS

     When the Fund is required to segregate assets in connection with certain portfolio transactions (e.g., futures, forward contracts, reverse repurchase agreements and dollar rolls), it will designate cash or liquid assets as segregated with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Portfolio, when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

     A Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the

Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis and the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Portfolio to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) except with respect to the International Bond Portfolio, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     5. Invest more than 5% of its total assets in securities of any issuer having a record, together with predecessors, of less than three years of continuous operations. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolios may purchase restricted securities without limit.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Portfolio will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities or one or more investment company's, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets.

     12. Purchase more than 10% of all outstanding voting securities of any one issuer.

     13. Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options thereon.

     The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Portfolio's voting securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

     As a matter of non-fundamental operating policy, a portfolio will not purchase rights if as a result the Portfolio would then have more than 5% of its assets (determined at the time of investment) invested in rights.

                             TRUSTEES AND OFFICERS

                              POSITION WITH                PRINCIPAL OCCUPATIONS
      NAME AND AGE(1)           THE TRUST                 DURING PAST FIVE YEARS
      ---------------         -------------               ----------------------
Eugene C. Dorsey (71)         Trustee         Retired President, Chief Executive Officer and
                                                Trustee of the Gannett Foundation (now
                                                Freedom Forum); former Publisher of four
                                                Gannett newspapers and Vice President of
                                                Gannett Company; past Chairman, Independent
                                                Sector, Washington, D.C. (largest national
                                                coalition of philanthropic organizations);
                                                former Chairman of the American Council for
                                                the Arts; Director of the advisory board of
                                                Chase Manhattan Bank of Rochester, First
                                                Financial Fund, Inc. and The High Yield
                                                Income Fund, Inc.
Douglas H. McCorkindale (58)  Trustee         Vice Chairman (since March 1984) and President
                                                (since September 1997) of Gannett Co. Inc.
                                                (publishing and media), Director of
                                                Continental Airlines, Inc., Gannett Co., Inc.
                                                and Frontier Corporation.

                              POSITION WITH                PRINCIPAL OCCUPATIONS
      NAME AND AGE(1)           THE TRUST                 DURING PAST FIVE YEARS
      ---------------         -------------               ----------------------
Thomas T. Mooney (56)         Trustee         President of the Greater Rochester Metro
                                                Chamber of Commerce; former Rochester City
                                                Manager; Trustee of Center for Governmental
                                                Research, Inc.; Director of Blue Cross of
                                                Rochester, The Business Council of New York
                                                State, Executive Service Corps of Rochester,
                                                Monroe County Water Authority, Rochester
                                                Jobs, Inc., Monroe County Industrial
                                                Development Corporation, Northeast Midwest
                                                Institute and The High Yield Income Fund,
                                                Inc.; President, Director and Treasurer,
                                                First Financial Fund, Inc. and The High Yield
                                                Plus Fund, Inc.
*Richard A. Redeker (54)      President and   Employee of Prudential Investments; formerly
 751 Broad Street             Trustee           President, Chief Executive Officer and
 Newark, New Jersey 07102                       Director (October 1993-September 1996) of
                                                Prudential Mutual Fund Management, Inc.,
                                                Executive Vice President, Director and Member
                                                of Operating Committee (October
                                                1993-September 1996) of Prudential
                                                Securities, Director (October 1993-September
                                                1996) of Prudential Securities Group, Inc.
                                                (PSG), Executive Vice President, The
                                                Prudential Investment Corporation (January
                                                1994-September 1996), Director (January
                                                1994-September 1996), Prudential Mutual Fund
                                                Distributors, Inc. and Prudential Mutual Fund
                                                Services, Inc., and Senior Executive Vice
                                                President and Director of Kemper Financial
                                                Services, Inc. (September 1978-September
                                                1993); President and Director of The High
                                                Yield Income Fund, Inc.
S. Jane Rose (52)             Secretary       Senior Vice President (since December 1996) of
                                                PIFM; Senior Vice President and Senior
                                                Counsel (since July 1992) of Prudential
                                                Securities; formerly Senior Vice President
                                                (January 1991-September 1996) and Senior
                                                Counsel (June 1987-September 1996) of
                                                Prudential Mutual Fund Management, Inc.
Grace C. Torres (38)          Treasurer and   First Vice President (since December 1996) of
                              Principal         PIFM; First Vice President (since March 1994)
                              Financial and     of Prudential Securities; formerly First Vice
                              Accounting        President (March 1994-September 1996) of
                              Officer           Prudential Mutual Fund Management, Inc. and
                                                Vice President (July 1989-March 1994) of
                                                Bankers Trust Corporation.

                              POSITION WITH                PRINCIPAL OCCUPATIONS
      NAME AND AGE(1)           THE TRUST                 DURING PAST FIVE YEARS
      ---------------         -------------               ----------------------
Marguerite E. H.              Assistant       Vice President and Associate General Counsel
  Morrison (41)               Secretary         (since December 1996) of PIFM; Vice President
                                                and Associate General Counsel of Prudential
                                                Securities; Vice President and Associate
                                                General Counsel (June 1991-September 1996) of
                                                Prudential Mutual Fund Management, Inc.
Stephen M. Ungerman (44)      Assistant       Tax Director (since March 1996) of Prudential
                              Treasurer         Investments and the Private Asset Group of
                                                The Prudential Insurance Company of America
                                                (Prudential); formerly First Vice President
                                                (February 1993-September 1996) of Prudential
                                                Mutual Fund Management, Inc. and Senior Tax
                                                Manager (1981-January 1993) of Price
                                                Waterhouse LLP.

---------------

 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities or PIFM.

(1) The addresses of the persons listed in the table above is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, unless otherwise noted.

     Trustees and officers of the Trust are also directors, trustees and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Mr. Dorsey is scheduled to retire on December 31, 1998.

     The Trust pays each of its Trustees who is not an affiliated person of the Manager or a Portfolio's Adviser annual compensation of $8,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon the boards of which the Trustee may be asked to serve.

     Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of a Portfolio. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust. As of

December 31, 1997, Mr. Dorsey elected to receive his Trustee's fees pursuant to the deferred fee agreement.

     Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not affiliated with the Manager for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Trustees for service on the Trust's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                                TOTAL 1997
                                                                               COMPENSATION
                                                                                FROM TRUST
                                                               AGGREGATE         AND FUND
                                                              COMPENSATION     COMPLEX PAID
                      NAME OF TRUSTEE                          FROM TRUST       TO TRUSTEES
------------------------------------------------------------  ------------   -----------------
Eugene C. Dorsey*...........................................     $7,500      $ 70,000(16/43)**
Douglas H. McCorkindale*....................................     $7,500      $ 70,000(20/35)**
Thomas T. Mooney*...........................................     $7,500      $115,000(31/64)**
Richard A. Redeker+.........................................     --                 --

---------------

 * Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1997 includes amounts deferred at the election of Trustees under the Funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $87,401 for Mr. Dorsey, $71,640 for Mr. McCorkindale, and $143,909 for Mr. Mooney.

** Indicates number of funds/portfolios in the Fund Complex (including the Trust) to which aggregate compensation relates.

 + Richard A. Redeker, who is an interested Trustee, does not receive compensation from the Trust or any fund in the Fund Complex.

     As of February 20, 1998, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Portfolios.

     As of February 20, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of any Portfolio were: Nation Asset Management, Washington Mall West, Reid Street, Hamilton, HM11, Bermuda, which held 5,059,144 shares of U.S. Government Money Market Portfolio (7.21%); Emerald Investments LP, Attn.: Roxanne Cook, 40 Skokie Blvd Ste. 105, Northbrook, IL 60062-1614, which held 4,328,758 shares of U.S. Government Money Market Portfolio (6.17%); First Lincoln Holdings Inc., Attn.:
David Taylor/Mary Oliner, 1001 N. Jefferson St., Ste. 200, Wilmington, DE 19801-1400, which held 15,918,289 shares of U.S. Government Money Market Portfolio (22.67%); Campbell Union High Sch. District Special Building Fund,
Attn.: Agnes Valdez, 3235 Union Ave., San Jose, CA 95124-2009, which held 907,306 shares of Mortgage-Backed Securities Portfolio (13.04%); Prudential Bank & Trust, R/K for DC

Clients 401k DTD, Spilman Thomas & Battle, Attn.: Cathy Bedi, P.O. Box 15040, New Brunswick, NJ 08906-5040, which held 297,201 shares of Total Return Bond Portfolio (5.44%); Prudential Mutual Funds, Accounting, Gateway Center Three, c/o Gene Stark, 100 Mulberry Street, 9th Floor, Newark, NJ 07102-4077, which held 249,613 shares of International Bond Portfolio (7.41%); Prudential Bank & Trust, R/K for DC Clients 401k DTD, Spilman Thomas & Battle, Attn.: Cathy Bedi, P.O. Box 15040, New Brunswick, NJ 08906-5040, which held 226,764 shares of International Bond Portfolio (6.73%).

     As of February 20, 1998, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Portfolio, $.001 par value per share:

                                                                    NUMBER OF
                         PORTFOLIO                                    SHARES
                         ---------                                  ---------
Large Capitalization Growth Portfolio.......................    17,635,866 (99.95%)
Large Capitalization Value Portfolio........................    16,758,926 (99.95%)
Small Capitalization Growth Portfolio.......................    10,478,304 (99.92%)
Small Capitalization Value Portfolio........................     9,190,284 (99.92%)
International Equity Portfolio..............................    16,123,698 (99.95%)
International Bond Portfolio................................     3,354,072 (99.55%)
Intermediate-Term Bond Portfolio............................     9,388,380 (99.54%)
Total Return Bond Portfolio.................................     5,440,734 (99.54%)
Mortgage Backed Securities Portfolio........................     6,924,205 (99.54%)
U.S. Government Money Market Portfolio......................    70,133,439 (99.88%)

                                    MANAGER

     The Manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager) (formerly, Prudential Mutual Fund Management LLC), Gateway Center Three, 100 Mulberry Street, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that comprise the Prudential Mutual Funds. See "Management of the Trust" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of December 31, 1997, the Prudential Mutual Funds was the 18th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention, disposition and loan of securities and other assets. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager will review the performance of all Advisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian, and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     The following table sets forth the annual management fee rates currently paid by each Portfolio to PIFM pursuant to the Management Agreement, and the amount of such fees returned by PIFM, each expressed as a percentage of the Portfolio's average daily net assets:

                                                           TOTAL         AMOUNT RETAINED
                      PORTFOLIO                        MANAGEMENT FEE      BY MANAGER
                      ---------                        --------------    ---------------
Large Capitalization Growth Portfolio................      0.60%              0.30%
Large Capitalization Value Portfolio.................      0.60%              0.30%
Small Capitalization Growth Portfolio................      0.60%              0.30%
Small Capitalization Value Portfolio.................      0.60%              0.30%
International Equity Portfolio.......................      0.70%              0.30%
International Bond Portfolio.........................      0.50%              0.20%
Total Return Bond Portfolio..........................      0.45%              0.20%
Intermediate-Term Bond Portfolio.....................      0.45%              0.20%
Mortgage Backed Securities Portfolio.................      0.45%              0.20%
U.S. Government Money Market Portfolio...............      0.25%             0.125%

     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No jurisdiction currently limits the Trust's expenses.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Trust's Advisers;

     (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PIFM and each Adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and the states including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act of 1940, as amended, (non-interested Trustees) on May 28, 1997 and by PIFM, as sole shareholder of the Trust, on October 14, 1992, and with respect to the International Bond Portfolio, on January 11, 1994.

     For the fiscal year ended December 31, 1997, PIFM did not waive management fees or subsidize operating expenses for the Portfolios. PIFM agreed to cap expenses for the Total Return Bond Fund at .95% of average daily net assets for the fiscal year ended December 31, 1997. However, expenses for that Portfolio for such period did not exceed .91% of average daily net assets. For the fiscal year ended December 31, 1995 PMF waived all or a portion of its management fees for each Portfolio in the amounts shown below and subsidized certain operating expenses of the Portfolios to the extent necessary to cap the total fund operating expenses of each Portfolio as described in "Financial Highlights" in the Prospectus.

                                                             MANAGEMENT FEE PAID                        MANAGEMENT FEE WAIVED
                                         ------------------------------------------------------------   ---------------------
                                              ANNUALIZED
                                              PERCENTAGE                                                ANNUALIZED PERCENTAGE
                                         OF AVERAGE NET ASSETS                  AMOUNT                  OF AVERAGE NET ASSETS
                                         ---------------------   ------------------------------------   ---------------------
PORTFOLIO                                1997    1996    1995       1997         1996         1995      1997    1996    1995
---------                                ----    ----    ----       ----      ----------   ----------   ----    ----    ----
Large Capitalization Growth
 Portfolio.............................   .60%    .60%    .60%   $1,453,397   $1,216,415   $  977,893     --      --      --
Large Capitalization Value Portfolio...   .60%    .60%    .60%    1,521,474    1,253,390      978,742     --      --      --
Small Capitalization Growth
 Portfolio.............................   .60%    .60%    .60%      939,417      848,974      645,895     --      --      --
Small Capitalization Value Portfolio...   .60%    .60%    .60%      864,964      663,383      528,512     --      --      --
International Equity Portfolio.........   .70%    .70%    .70%    1,718,754    1,551,382    1,283,896     --      --      --
International Bond Portfolio...........   .50%    .50%    .35%      175,813      193,939      102,710     --      --    0.15%
Total Return Bond Portfolio............   .45%    .45%    .26%      216,559      212,605       97,987     --      --    0.19%
Intermediate-Term Bond Portfolio.......   .45%    .45%    .45%      430,089      367,755      308,827     --      --      --
Mortgage Backed Securities Portfolio...   .45%    .45%    .38%      322,907      324,962      245,215     --      --    0.07%
U.S. Government Money Market
 Portfolio.............................   .25%    .25%    .20%       94,188       47,830       41,031     --      --    0.05%

                                          MANAGEMENT FEE WAIVED
                                         ----------------------------

                                                    AMOUNT
                                         ----------------------------
PORTFOLIO                                 1997      1996       1995
---------                                -------   -------   --------
Large Capitalization Growth
 Portfolio.............................       --        --         --
Large Capitalization Value Portfolio...       --        --         --
Small Capitalization Growth
 Portfolio.............................       --        --         --
Small Capitalization Value Portfolio...       --        --         --
International Equity Portfolio.........       --        --         --
International Bond Portfolio...........       --        --   $ 44,839
Total Return Bond Portfolio............       --        --     68,615
Intermediate-Term Bond Portfolio.......       --        --         --
Mortgage Backed Securities Portfolio...       --        --     47,957
U.S. Government Money Market
 Portfolio.............................       --        --      9,401

     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the portion of the Portfolio and places orders to purchase and sell securities on behalf of the portion of the Portfolio it manages. Generally each Adviser does not accept retention as investment adviser, investment manager or similar service provider during the pendency of its Advisory Agreement, and for the period of one year after the termination of the Advisory Agreement, with or for the benefit of any investment company registered under the Investment Company Act that seeks as a primary market for its shares asset allocation programs similar in nature or market to the Target Program. This limitation does not apply to the continuation of any contractual relationship to which the Adviser is a party that is in effect on the date of its Advisory Agreement.

     The Advisory Agreements were last approved by the Trustees including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on May 28, 1997 and were approved by the sole shareholder of the Trust on October 14, 1992 for all of the Portfolios, except the International Bond Portfolio, which was approved by the sole shareholder of the Portfolio, on January 11, 1994, and the Large Capitalization Value Portfolio, which was approved by its shareholders on October 30, 1996. An Advisory Agreement with Delaware International Advisers Ltd., with respect to the International Bond Portfolio was approved by the Trustees on August 27, 1997, replacing Fiduciary International, Inc. as Adviser to the Portfolio. Fiduciary International, Inc. had served as Adviser to the International Bond Portfolio from its inception until August 27, 1997. A successor Advisory Agreement with INVESCO Capital Management, Inc. was approved by the Trustees with respect to the Large

Capitalization Value Portfolio on February 18, 1997, to reflect the merger between INVESCO PLC, the then parent of INVESCO Capital Management, Inc. and AIM Management Group, Inc. On October 27, 1994, the shareholders of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio approved new Advisory Agreements in order to have two Advisers, instead of one for each Portfolio. On that same date, the shareholders of the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio approved a successor Advisory Agreement with Pacific Investment Management Company (PIMCO) in connection with a reorganization in which PIMCO, four other investment management subsidiaries of Pacific Financial Asset Management Corporation and Thomson Advisory Group L.P. became subsidiary partnerships of a limited partnership known as PIMCO Advisors L.P. Its subsidiary partnership PIMCO is the Adviser for the two Portfolios. On August 8, 1995, shareholders of the Small Capitalization Value Portfolio approved a new Advisory Agreement with Wood Struthers & Winthrop Management Corp. in the place of Oak Hall Capital Advisors, Inc. Oak Hall Capital Advisors, Inc. had served as Adviser to the Small Cap Value Portfolio from its inception until April 11, 1995. On November 20, 1995 shareholders of the Large Capitalization Growth Portfolio approved a new subadvisory agreement with Oak Associates in the place of Roger Engemann Management Co., Inc. Roger Engemann Management Co., Inc. had served as Adviser to the Large Cap Growth Portfolio from its inception until November 21, 1995. On October 30, 1996 shareholders of the Large Capitalization Value Portfolio approved a new subadvisory agreement with Hotchkis and Wiley in connection with the acquisition of Hotchkis and Wiley by Merrill Lynch Asset Management, L.P.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust, PIFM or the Adviser upon not more than 60 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     The Manager and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Manager, subject to certain conditions, to enter into or amend advisory agreements without obtaining shareholder approval each time. On October 30, 1996 shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Portfolios, change the terms of the Portfolios' advisory agreements or enter into a new advisory agreement with an existing Adviser after events that cause an automatic termination of the old advisory agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate an advisory agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to advisory agreements that occur under these arrangements.

                                    ADVISERS

     The Advisers have agreed to the following fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser.

                                           TOTAL          ANNUAL FEE PAID    ANNUAL FEE PAID BY THE MANAGER TO
                                        MANAGEMENT        BY THE MANAGER      THE ADVISER(S) FOR FISCAL YEAR
                                       FEE (AS % OF      TO THE ADVISER(S)          ENDED DECEMBER 31,
                                          AVERAGE        (AS % OF AVERAGE    ---------------------------------
             PORTFOLIO               DAILY NET ASSETS)   DAILY NET ASSETS)     1997        1996        1995
             ---------               -----------------   -----------------   ---------   ---------   ---------
Large Capitalization Growth
  Portfolio.........................       0.60%                0.30%        $726,699    $608,208    $488,947
Large Capitalization Value
  Portfolio.........................       0.60%                0.30%         762,237     626,695     489,871
Small Capitalization Growth
  Portfolio.........................       0.60%                0.30%         469,709     424,487     322,948
Small Capitalization Value
  Portfolio.........................       0.60%                0.30%         432,482     331,692     264,256
International Equity Portfolio......       0.70%                0.40%         982,146     886,504     733,655
International Bond Portfolio........       0.50%                0.30%         105,488     116,363      88,529
Total Return Bond Portfolio.........       0.45%                0.25%         120,307     118,114      92,557
Intermediate-Term Bond Portfolio....       0.45%                0.25%         238,938     204,308     171,571
Mortgage Backed Securities Portfolio       0.45%                0.25%         179,393     180,534     162,873
U.S. Government Money Market
  Portfolio.........................       0.25%               0.125%          47,094      23,915      25,216

     The Advisers perform all administrative functions associated with serving as Adviser to a Portfolio. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for that portion of the Portfolio and placing orders to purchase and sell securities on behalf of the portion of the Portfolio it manages.

     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO

     Columbus Circle Investors (CCI), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, serves as one of two Advisers to the Large Capitalization Growth Portfolio. CCI has been an Adviser to the Portfolio since January 2, 1995. Columbus Circle Investors (CCI), a Delaware partnership and a subpartnership of PIMCO Advisors L.P., is a leading institutional equity investment firm and, as of December 31, 1997, had approximately $9.3 billion in assets under management for corporate, nonprofit, government, union and mutual fund clients.

     Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serves as the other Adviser to the Large Capitalization Growth Portfolio. It began managing its portion of the Portfolio effective November 22, 1995. The agreement between Oak and PIFM was approved by the Portfolio's shareholders at a Special Meeting of Shareholders held on March 12, 1996. Roger Engemann Management Co. had previously managed the entire Portfolio from its inception until January 2, 1995, and a portion of the Portfolio from January 2, 1995 until November 21, 1995.

     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual and institutional clients and, as of

December 31, 1997, had more than $6.2 billion in assets under management. Oak is registered as an investment adviser under the Investment Advisers Act of 1940. It is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) of Oak.

LARGE CAPITALIZATION VALUE PORTFOLIO

     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309, serves as one of two Advisers to the Large Capitalization Value Portfolio of the Trust. INVESCO has served as an Adviser to the Portfolio since its inception. INVESCO, a Delaware corporation, is an indirect, wholly-owned subsidiary of AMVESCAP PLC, a global money management firm. As of December 31, 1997, INVESCO had approximately $48.4 billion of assets under management for clients located throughout the U.S., Europe and Japan.

     Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017, is a division of Merrill Lynch Asset Management, L.P. It was established in 1980 and has specialized in the large-cap market since its inception. Hotchkis and Wiley has served as Adviser for a portion of the Portfolio's assets since January 2, 1995. As of December 31, 1997, Hotchkis and Wiley had approximately $12.3 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients. Hotchkis and Wiley is the adviser or subadviser for the American AAdvantage Funds, the Hirtle Callaghan Trust, the Citibank Funds and the Hotchkis and Wiley Funds.

SMALL CAPITALIZATION GROWTH PORTFOLIO

     Nicholas-Applegate Capital Management (Nicholas-Applegate), 600 West Broadway, 29th floor, San Diego, California 92101, serves as one of two Advisers to the Small Capitalization Growth Portfolio of the Trust. Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Nicholas-Applegate Capital Management Holdings, Inc., a California corporation controlled by Mr. Arthur E. Nicholas. Mr. Nicholas and twenty-one other partners manage a staff of over 483 employees. As of December 31, 1997 the firm managed a total of approximately $30 billion of assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors. Nicholas-Applegate has been an Adviser to the Portfolio since its inception.

     Investment Advisers, Inc. (IAI), 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 serves as the second Adviser in addition to Nicholas-Applegate. IAI has been an Adviser to the Portfolio since January 2, 1995. IAI is a wholly-owned subsidiary of IAI Holdings, Inc., which is indirectly wholly-owned by Lloyds TBS Group plc. IAI was established in 1947 and provides investment advice to corporate, public, jointly-trusteed, endowment and foundation and mutual fund clients. As of December 31, 1997, it managed approximately $14 billion in assets.

SMALL CAPITALIZATION VALUE PORTFOLIO

     Lazard Asset Management (LAM), 30 Rockefeller Plaza, New York, New York 10112, serves as one of two Advisers to the Small Capitalization Value Portfolio of the Trust. LAM has been an Adviser to the Portfolio since January 2, 1995. LAM is a division of Lazard Freres & Co. LLC, a New York limited liability company. LAM provides investment management services to both individual and institutional clients and as of December 31, 1997, had more than $60 billion of assets under management. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking and related services.

     Wood, Struthers & Winthrop Management Corp. (WSW), 277 Park Avenue, New York, New York 10172, serves as the other Adviser to the Small Capitalization Value Portfolio. It began managing its portion of the Portfolio effective April 12, 1995. WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of December 31, 1997, had more than $7 billion in assets under management. WSW is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation.

INTERNATIONAL EQUITY PORTFOLIO

     LAM has served as the Adviser to the International Equity Portfolio since its inception. LAM is more fully described immediately above under "Small Capitalization Value Portfolio."

INTERNATIONAL BOND PORTFOLIO

     Delaware International Advisers Ltd. (DIAL), Third Floor, 80 Cheapside, London, EC2V 6EE, has served as the Adviser to the International Bond Portfolio since August 28, 1997. DIAL is affiliated with Delaware Management Company and is an indirect, wholly-owned subsidiary of Lincoln National Corporation. As of December 31, 1997, DIAL had approximately $8 billion in assets under management with approximately $3 billion in assets in global/international fixed-income.

INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

     PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P., is the sole general partner of PAH. PIMCO is registered as an investment advisor with the Commission and as a commodity trading advisor with the CFTC. As of December 31, 1997, PIMCO had approximately $118 billion of asset under management.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED SECURITIES PORTFOLIO

     Wellington Management Company, LLP (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio of the Trust. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, WMC had approximately $179.5 billion of assets under management.

                                  DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INCOME PORTFOLIOS

     Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolios, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Brokers, dealers or futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker, dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law. The Income Portfolios do not normally incur any brokerage commission expenses on portfolio transactions. The securities purchased by the Portfolios are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

EQUITY PORTFOLIOS

     Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker).

     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which such affiliated broker acts as principal. Thus, for example, a Portfolio will not deal with an affiliated broker/dealer acting as market maker, and it will not execute a negotiated trade with an affiliated broker/dealer if execution involves an affiliated broker/dealer acting as principal with respect to any part of the Portfolio's order.

     In placing orders for securities for the Portfolios of the Trust, each Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, an Adviser may consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Trust, an Adviser or an Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by an Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for an Adviser may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers, dealers or futures commission merchants may be used by an Adviser in providing investment management for the Trust. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. Each Adviser's policy is to pay brokers, dealers and futures commission merchants, other than to an affiliated broker, higher commissions for particular transactions than might be charged if a different broker had been selected, on occasions when, in an Adviser's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Adviser is authorized to pay higher commissions on brokerage transactions for the Trust to brokers, dealers and futures commission merchants, other than to an affiliated broker, in order to secure research and investment services described above, subject to review by the Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Trustees. While such services are useful and important in supplementing its own research and facilities, the Advisers believe that the value of such services is not determinable and does not significantly reduce expenses.

     Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Prudential Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Section 11(a) provides that an affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by such affiliated broker for transactions effected by the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed by applicable law.

     The table below presents certain information regarding the payment of commissions by the Trust, including the amount of such commissions paid to Prudential Securities or any affiliate of the Trust or the Advisers for the years ended December 31, 1997, 1996 and 1995. For the years ended December 31, 1997, 1996 and 1995, the Intermediate-Term Bond Portfolio, International Bond Portfolio and the U.S. Government Money Market Portfolio paid no brokerage commissions.

                                    LARGE CAPITALIZATION             LARGE CAPITALIZATION             SMALL CAPITALIZATION
                                      GROWTH PORTFOLIO                 VALUE PORTFOLIO                  GROWTH PORTFOLIO
                               ------------------------------   ------------------------------   ------------------------------
                                         YEAR ENDED                       YEAR ENDED                       YEAR ENDED
                                        DECEMBER 31,                     DECEMBER 31,                     DECEMBER 31,
                                 1997       1996       1995       1997       1996       1995       1997       1996       1995
                                 ----       ----       ----       ----       ----       ----       ----       ----       ----
Total brokerage commissions
 paid by the Portfolio.......  $355,856   $210,835   $294,102   $152,335   $116,061   $231,159   $378,654   $332,672   $446,917
Total brokerage commissions
 paid to Prudential
 Securities or affiliates of
 the Trust or the Advisers...        --   $  1,182         --      9,334   $  5,910   $ 28,400         --         --   $ 20,058
Percentage of total brokerage
 commissions paid to
 Prudential Securities or
 affiliates of the Trust or
 the Advisers................        --        5.4%        --        6.1%       5.1%      12.2%        --         --        4.5%
Percentage of the aggregate
 dollar amount of portfolio
 transactions involving the
 payment of commissions
 through Prudential
 Securities or affiliates of
 the Trust or the Advisers...        --        7.0%        --        5.4%       4.6%      12.8%        --         --        7.0%

                                             SMALL CAPITALIZATION                   INTERNATIONAL
                                               VALUE PORTFOLIO                    EQUITY PORTFOLIO
                                       --------------------------------   ---------------------------------
                                                  YEAR ENDED                         YEAR ENDED
                                                 DECEMBER 31,                       DECEMBER 31,
                                         1997        1996       1995        1997        1996        1995
                                         ----        ----       ----        ----        ----        ----
Total brokerage commissions paid by
  the Portfolio......................  $152,188    $86,214    $486,076    $473,807    $411,014    $743,392
Total brokerage commissions paid to
  Prudential Securities or affiliates
  of the Trust or the Advisers.......         -          -           -           -           -           -
Percentage of total brokerage
  commissions paid to Prudential
  Securities or affiliates of the
  Trust or the Advisers..............         -          -           -           -           -           -
Percentage of the aggregate dollar
  amount of portfolio transactions
  involving the payment of
  commissions through Prudential
  Securities or affiliates of the
  Trust or the Advisers..............         -          -           -           -           -           -

                                                           MORTGAGE BACKED                              TOTAL RETURN
                                                         SECURITIES PORTFOLIO                          BOND PORTFOLIO
                                                 ------------------------------------       ------------------------------------
                                                              YEAR ENDED                                 YEAR ENDED
                                                             DECEMBER 31,                               DECEMBER 31,
                                                   1997          1996          1995           1997          1996          1995
                                                   ----          ----          ----           ----          ----          ----
Total brokerage commissions paid by the
  Portfolio................................        $5,642       $9,800         $8,493         $6,573        $7,046          $400
Total brokerage commissions paid to
  Prudential Securities or affiliates of
  the Trust or the Advisers................            -             -             -              -             -            -
Percentage of total brokerage commissions
  paid to Prudential Securities or
  affiliates of the Trust or the
  Advisers.................................            -             -             -              -             -            -
Percentage of the aggregate dollar amount
  of portfolio transactions involving the
  payment of commissions through Prudential
  Securities or affiliates of the Trust or
  the Advisers.............................            -             -             -              -             -            -

     Of the total brokerage commissions paid during the year ended December 31, 1997, the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio, paid $84,957 (25%), $44,411 (29%), $162,707 (43%), $53,050 (35%) and $352,012 (74%), respectively, to firms which provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     The Trust is required to disclose the Portfolios' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1997. As of December 31, 1997, the Total Return Bond Portfolio held securities of PaineWebber Group, Inc., PaineWebber Mortgage Acceptance Corp. and State Street Bank & Trust Co. in the amount of $249,315, $138,471 and $393,000, respectively. As of December 31, 1997, the Intermediate-Term Bond Portfolio held securities of PaineWebber Group, Inc., PaineWebber Mortgage Acceptance Corp. and Salomon, Inc. in the amount of $2,000,600, $276,942 and $2,001,860, respectively. As of December 31, 1997, the
U.S. Government Money Market Portfolio held securities of Lehman Brothers Hldgs., Inc., Paribas and Swiss Bank Corp. in the amount of $8,841,000, $8,842,000 and $8,842,000, respectively.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share.

ISSUANCE OF PORTFOLIO SHARES FOR SECURITIES

     Transactions involving the issuance of Portfolio shares for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of a Portfolio, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) is approved by the Trust Manager.

SPECIMEN PRICE MAKE-UP

     Using the net asset value of each portfolio at December 31, 1997, the maximum offering price of the Portfolios' shares are as follows:

                           LARGE            LARGE            SMALL            SMALL
                       CAPITALIZATION   CAPITALIZATION   CAPITALIZATION   CAPITALIZATION   INTERNATIONAL   INTERNATIONAL
                           GROWTH           VALUE            GROWTH           VALUE           EQUITY           BOND
                         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                       --------------   --------------   --------------   --------------   -------------   -------------
Net asset value,
  offering price and
  redemption price...      $13.58           $16.21           $15.57           $17.50          $14.27          $ 9.17
                           ======           ======           ======           ======          ======          ======

                         TOTAL                     MORTGAGE    U.S. GOV'T
                        RETURN     INTERMEDIATE     BACKED       MONEY
                         BOND       TERM BOND     SECURITIES     MARKET
                       PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                       ---------   ------------   ----------   ----------
Net asset value,
  offering price and
  redemption price...   $10.56        $10.42        $10.45       $1.00
                        ======        ======        ======       =====

                         SHAREHOLDER INVESTMENT ACCOUNT

     The Trust makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Portfolios at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may direct Prudential Securities in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to Prudential Securities within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by Prudential Securities.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

         PERIOD OF
          MONTHLY
       INVESTMENTS:          $100,000    $150,000    $200,000    $250,000
---------------------------  --------    --------    --------    --------
25 Years...................   $  110      $  165      $  220      $  275
20 Years...................      176         264         352         440
15 Years...................      296         444         592         740
10 Years...................      555         833       1,110       1,388
 5 Years...................    1,371       2,057       2,742       3,428
See "Automatic Savings Accumulation Plan."

---------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

INDIVIDUAL RETIREMENT ACCOUNTS

     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

            CONTRIBUTIONS                 PERSONAL
              MADE OVER:                  SAVINGS       IRA
--------------------------------------    --------    --------
10 years..............................    $ 26,165    $ 31,291
15 years..............................      44,675      58,649
20 years..............................      68,109      98,846
25 years..............................      97,780     157,909
30 years..............................     135,346     244,692

---------------

(1) The chart is for illustrative purposes only and does not represent the performance of the Trust or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders of the Trust through Prudential Securities. Pursuant to the withdrawal plan, a shareholder may receive monthly or quarterly checks in any amount up to the value of his or her shares in the Trust.

     The shareholder must instruct Prudential Securities of the amount which he or she wishes to withdraw under the Plan, whether such withdrawal should occur monthly or quarterly, and which Target Portfolios should be redeemed in order to satisfy the request. Prudential Securities will then redeem, monthly or quarterly as applicable, sufficient full and fractional shares of the applicable Target Portfolios to provide for the amount of the periodic withdrawal payment. The Plan may be terminated at any time and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days notice to the shareholder. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. Retirement plan shareholders should also consult with their plan sponsor to determine if their retirement plan would permit the shareholder to participate in the systematic withdrawal plan.

                                NET ASSET VALUE

     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the

Trustees, the value of securities for which the primary market is on an exchange shall be valued at the last sales prices on that exchange on the day of valuation or, if there was no sale on such day, the average of readily available closing bid and asked prices on such day. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of the Trustees. The value of U.S. Government security for which quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations.

     Securities that are actively traded in the over-the-counter market including listed securities for which the primary market is believed by the Manager in consultation with the appropriate Adviser to be over-the-counter are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker. Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers. Private placement securities for which no bid and asked prices are available and other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under procedures described above. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as provided by an independent broker/dealer or pricing service. Options on securities that are listed on an exchange and futures contracts and options thereon traded on a commodities exchange or board of trade shall be valued at the last sale price at the close of trading of the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade, at the average of quoted bid and asked prices as of the close of such exchange or board of trade. Over-the-counter options are valued at the mean between bid and asked prices provided by a dealer. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts.

     Each Portfolio other than the U.S. Government Money Market Portfolio will compute its net asset value at 4:15 P.M., New York time on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Portfolio shares have been received or days on which changes in the value of the Portfolio's securities holdings do not affect net asset value. The U.S. Government Money Market Portfolio will compute its net asset value at 4:30 P.M., New York time on such days. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The U.S. Government Money Market Portfolio uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     The U.S. Government Money Market Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the Securities and Exchange Commission. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's securities holdings by the Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action which they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

GENERAL

     Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Portfolio (but not its shareholders) from paying federal income tax on income and gains which are distributed to shareholders, and permits net capital gains of a Portfolio (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Portfolio are held.

     Qualification as a regulated investment company requires, among other things, that (a) each Portfolio derive at least 90% of its gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including, but not limited to, gains from options, futures on such securities or foreign currencies; (b) each Portfolio diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) each Portfolio distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction. Distributions of net capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in a Portfolio for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent any distribution on the shares was treated as long-term capital gain. Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by a Portfolio of the Trust. A 4% nondeductible excise tax will be imposed on a Portfolio of the Trust to the extent a Portfolio does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). See "Taxes, Dividends and Distributions" in the Prospectus.

ORIGINAL ISSUE DISCOUNT

     A Portfolio may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Portfolio and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

OPTIONS AND FUTURES TRANSACTIONS

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by a Portfolio will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

CURRENCY FLUCTUATIONS

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If
Section 988 losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to shareholders, reducing each shareholder's basis in their shares.

FOREIGN WITHHOLDING

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio's assets to be invested in various countries is not known. Except in the case of the International Equity Portfolio and the International Bond Portfolio, it is not anticipated that any Portfolio will qualify to pass-through to the shareholders the ability to claim as a foreign tax credit the foreign taxes paid by a Portfolio.

BACKUP WITHHOLDING

     With limited exceptions, each Portfolio is required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.

     A Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, a Portfolio's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized and unrealized by the Portfolio.

OTHER TAXATION

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. The foregoing summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

                            PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     CURRENT YIELD AND EFFECTIVE YIELD

     The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes, divided by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 to calculate the yield on shares of the Portfolio. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The seven-day yield and effective yield for the U.S. Government Money Market Portfolio as of December 31, 1997 were 4.92% and 5.04%, respectively.

               Effective Yield = [(base period return+1)365/7]-1

OTHER PORTFOLIOS

     YIELD

     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing a Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Securities and Exchange Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

                   YIELD = 2[(a - b +1)(6) - 1]
                              ------
                               cd

Where: a    =    dividends and interest earned during the period.
       b    =    expenses accrued for the period (net of reimbursements).
       c    =    the average daily number of shares outstanding during the
                 period that were entitled to receive dividends.
       d    =    the maximum offering price per share on the last day of the period.

     The yield for the 30 day period ended December 31, 1997 for each of the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios was 2.28%, 5.13%, 5.83%, and 6.61%, respectively.

     A Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by a Portfolio as to what an investment in the Portfolio will actually yield for any given period. Yields for a Portfolio will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of income and expenses.

     AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Portfolio. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where:    P = a hypothetical initial payment of $1,000.
          T = average annual total return.
          n = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total returns for the one year period ended December 31, 1997 and the period since inception (January 5, 1993 for each Portfolio except the International Bond Portfolio, which commenced operations May 17, 1994) are set forth below:

                                       ONE YEAR ENDED
                                      DECEMBER 31, 1997             SINCE INCEPTION
                                      -----------------    ----------------------------------
                                                                             SUBSIDY ADJUSTED
                                       AVERAGE ANNUAL      AVERAGE ANNUAL     AVERAGE ANNUAL
             PORTFOLIO                  TOTAL RETURN        TOTAL RETURN       TOTAL RETURN
             ---------                 --------------      --------------    ----------------
Large Capitalization Growth
  Portfolio.........................        18.97%             11.06%             11.06%
Large Capitalization Value
  Portfolio.........................        27.87%             14.70%             14.70%
Small Capitalization Growth
  Portfolio.........................        19.05%             14.08%             14.08%
Small Capitalization Value
  Portfolio.........................        28.04%             15.54%             15.53%
International Equity Portfolio......         8.95%             12.63%             12.63%
International Bond Portfolio........        (6.67)%             2.57%              2.57%
Total Return Bond Portfolio.........         8.15%              6.79%              6.65%
Intermediate-Term Bond Portfolio....         7.49%              6.33%              6.33%
Mortgage Backed Securities
  Portfolio.........................         7.73%              6.59%              6.49%

     AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:     P = a hypothetical initial payment of $1,000.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     The aggregate total returns for each portfolio for the one year period ended December 31, 1997 and the period since inception (January 5, 1993 for each Portfolio except the International Bond Portfolio which commenced operations May 17, 1994) are set forth below:

                                                      ONE YEAR
                                                       ENDED
                                                    DECEMBER 31,
                                                        1997                SINCE INCEPTION
                                                    ------------    --------------------------------
                                                                                    SUBSIDY ADJUSTED
                                                     AGGREGATE       AGGREGATE         AGGREGATE
                    PORTFOLIO                       TOTAL RETURN    TOTAL RETURN      TOTAL RETURN
                    ---------                       ------------    ------------    ----------------
Large Capitalization Growth
  Portfolio.......................................     20.77%           81.83%            81.83%
Large Capitalization Value Portfolio..............     29.80%          113.53%           113.53%
Small Capitalization Growth
  Portfolio.......................................     20.85%          107.81%           107.81%
Small Capitalization Value Portfolio..............     29.98%          121.49%           121.49%
International Equity Portfolio....................     10.60%           95.04%            95.04%
International Bond Portfolio......................     (5.73)%          13.71%            13.71%
Total Return Bond Portfolio.......................      9.23%           45.86%            44.89%
Intermediate-Term Bond Portfolio..................      8.57%           42.71%            42.71%
Mortgage Backed Securities
  Portfolio.......................................      8.82%           44.52%            44.52%

     Comparative performance information may be used from time to time in advertising or marketing the Portfolio shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Trust. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $35.00. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors. For the fiscal year ended December 31, 1997, the Fund incurred the following fees for the services of PMFS.

                         PORTFOLIO
                         ---------
Large Capitalization Growth Portfolio.......................  $87,300
Large Capitalization Value Portfolio........................   88,000
Small Capitalization Growth Portfolio.......................   87,400
Small Capitalization Value Portfolio........................   84,100
International Equity Portfolio..............................   87,100
International Bond Portfolio................................   30,300
Total Return Bond Portfolio.................................   33,200
Intermediate-Term Bond Portfolio............................   37,800
Mortgage Backed Securities Portfolio........................   43,400
U.S. Government Money Market Portfolio......................    9,300

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as the Trust's independent accountants and, in that capacity, audits the Trust's annual financial statements.

                      (This Page Intentionally Left Blank)

THE TARGET PORTFOLIO TRUST
LARGE CAPITALIZATION GROWTH PORTFOLIO
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                LONG-TERM INVESTMENTS--97.4%

                COMMON STOCKS--97.4%

                AEROSPACE--0.6%
    28,500      Boeing Co..................  $  1,394,719
                                             ------------
                AIRLINES--1.1%
    22,900      Delta Air Lines, Inc.......     2,725,100
                                             ------------

                BANKS--4.6%
    28,100      BankAmerica Corp...........     2,051,300
    27,000      Citicorp...................     3,413,812
    45,000      MBNA Corp..................     1,229,063
    76,000      NationsBank Corp...........     4,621,750
                                             ------------
                                               11,315,925
                                             ------------

                BROADCASTING--2.8%
   105,600      CBS Corporation............     3,108,600
   135,793      Tele-Communications,
                  Inc.*....................     3,793,717
                                             ------------
                                                6,902,317
                                             ------------

                BUSINESS SERVICES--0.6%
    90,000      Xylan Corp.*...............     1,361,250
                                             ------------

                COMPUTERS & BUSINESS
                EQUIPMENT--15.0%
   141,000      3Com Corp.*................     4,926,188
   228,450      Cisco Systems, Inc.*.......    12,736,087
   167,500      Compaq Computer Corp.......     9,453,281
    44,300      Gateway 2000, Inc.*........     1,445,288
   200,000      Sun Microsystems, Inc.*....     7,975,000
                                             ------------
                                               36,535,844
                                             ------------

                CONSTRUCTION
                MATERIALS--0.6%
    26,700      Masco Corp.................     1,358,363
                                             ------------

                DRUGS & HEALTHCARE--15.3%
    16,600      Cardinal Health, Inc.......     1,247,075
    33,200      Guidant Corp...............     2,066,700
    68,000      Lilly (Eli) & Co...........     4,734,500

    98,600      Medtronic, Inc............      5,158,012
    78,000      Merck & Co., Inc..........      8,287,500
   179,500      Pfizer, Inc...............     13,383,969
    20,600      Warner-Lambert Co.........      2,554,400
                                              -----------
                                               37,432,156
                                              -----------

                ELECTRICAL EQUIPMENT--0.7%
    35,700      AES Corp.*................      1,664,513
                                              -----------

                ELECTRONICS--9.4%
   158,900      Ascend Communications,
                  Inc.*...................      3,893,050
    20,000      Aspect Telecommunications
                  Corp.*..................        417,500
    41,400      Electronic Data Systems
                  Corp....................      1,819,012
   106,000      Linear Technology Corp....      6,108,250
   200,000      Maxim Integrated Products,
                  Inc.*...................      6,900,000
   110,000      Xilinx, Inc.*.............      3,856,875
                                              -----------
                                               22,994,687
                                              -----------

                FINANCIAL SERVICES--5.0%
    33,600      Associates First Capital
                  Corp....................      2,389,800
    43,400      Capital One Financial
                  Corp....................      2,351,738
    38,000      CIT Group, Inc............      1,225,500
    36,700      Countrywide Mortgage
                  Investments, Inc.*......      1,573,513
    42,700      Morgan Stanley Dean
                  Witter*.................      2,524,637
    39,750      Travelers Group, Inc......      2,141,531
                                              -----------
                                               12,206,719
                                              -----------

                FOODS--0.5%
    21,500      Sara Lee Corp.............      1,210,719
                                              -----------

                FOREST PRODUCTS--1.2%
    42,300      Fort James Corp...........      1,617,975
    20,600      Georgia-Pacific Corp......      1,251,450
                                              -----------
                                                2,869,425
                                              -----------

                INDUSTRIAL MACHINERY--3.1%
   252,000      Applied Materials,
                  Inc.*...................      7,591,500
                                              -----------

                INSURANCE--1.9%
    43,500      American International
                  Group, Inc..............      4,730,625
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
LARGE CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                MISCELLANEOUS--2.6%
   123,700      Cendant Corp.*.............  $  4,252,187
    47,100      Tyco International Ltd.....     2,122,444
                                             ------------
                                                6,374,631
                                             ------------
                NEWSPAPERS--1.1%
    42,100      New York Times Co..........     2,783,862
                                             ------------
                OIL & GAS--2.3%
    23,000      Atlantic Richfield Co......     1,842,875
    46,300      Schlumberger Ltd...........     3,727,150
                                             ------------
                                                5,570,025
                                             ------------
                RETAIL GROCERY--1.6%
    61,000      Safeway, Inc.*.............     3,858,250
                                             ------------
                RETAIL TRADE--6.1%
    69,100      Costco Companies, Inc.*....     3,083,588
    46,100      CVS Corp...................     2,953,281
    33,800      Dayton-Hudson Corp.........     2,281,500
    52,750      Home Depot, Inc............     3,105,656
    97,500      TJX Companies, Inc.........     3,351,562
                                             ------------
                                               14,775,587
                                             ------------
                SAVINGS AND LOAN--1.1%
    43,500      Washington Mutual, Inc.....     2,775,844
                                             ------------

                SEMICONDUCTORS &
                EQUIPMENT--5.6%
   170,000      Atmel Corp.*...............     3,155,625
   151,400      Intel Corp.................    10,635,850
                                             ------------
                                               13,791,475
                                             ------------

                SOFTWARE & SERVICES--8.7%
    39,800      America Online, Inc........     3,549,662
   117,000      HBO & Co...................     5,616,000
    44,400      Microsoft Corp.*...........     5,738,700
    90,000      Parametric Technology
                  Corp.*...................     4,263,750
    57,500      Synopsys, Inc.*............     2,055,625
                                             ------------
                                               21,223,737
                                             ------------

                TELECOMMUNICATION--2.9%
    27,900      Lucent Technologies,
                  Inc.....................      2,228,513
    90,200      NEXTEL Communications,
                  Inc.....................      2,345,200
    46,700      Tellabs, Inc.*............      2,469,262
                                              -----------
                                                7,042,975
                                              -----------

                TELEPHONE--1.6%
    62,000      AT&T Corp.................      3,797,500
                                              -----------

                TOYS & AMUSEMENTS--0.6%
    40,000      Mattel, Inc...............      1,490,000
                                              -----------

                TRUCKING & FREIGHT
                FORWARDING--0.8%
    31,600      Federal Express Corp.*....      1,929,575
                                              -----------
                Total common stocks
                  (cost $170,357,607).....    237,707,323
                                              -----------

                SHORT-TERM
                INVESTMENTS--3.3%
PRINCIPAL
 AMOUNT
  (000)         COMMERCIAL PAPER--2.1%
----------
$    2,000      CXC, Inc.
                  5.97%, 1/5/98...........      1,998,674
     3,000      Du Pont (E. I.) De Nemours
                  & Co., 5.95%, 1/8/98....      2,996,529
                                              -----------
                Total commercial paper
                  (cost $4,995,203).......      4,995,203
                                              -----------

                REPURCHASE AGREEMENT--1.2%
     2,989      State Street Bank & Trust
                  Co., 4.00%, due 1/02/98 in
                  the amount of $2,989,664
                  (cost $2,989,000; value
                  of collateral including
                  accrued interest
                  $3,058,844).............      2,989,000
                                              -----------
                Total short-term
                  investments
                  (cost $7,984,203).......      7,984,203
                                              -----------
                TOTAL INVESTMENTS--100.7%
                  (cost $178,341,810; Note
                  4)......................    245,691,526
                Liabilities in excess of
                  other assets--(0.7%)....     (1,796,946)
                                              ------------
                NET ASSETS--100%..........    $243,894,580
                                              ============

---------------
* Non-income producing.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

LARGE CAPITALIZATION VALUE PORTFOLIO
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                LONG-TERM INVESTMENTS--97.6%

                COMMON STOCKS--97.6%

                AEROSPACE--2.4%
    44,000      Boeing Co..................  $  2,153,250
    24,450      Lockheed Martin Corp.......     2,408,325
    18,800      Northrop Grumman Corp......     2,162,000
                                             ------------
                                                6,723,575
                                             ------------

                AGRICULTURE MACHINERY--1.2%
    21,500      Deere & Co.................     1,253,719
    82,000      New Holland NV.............     2,167,875
                                             ------------
                                                3,421,594
                                             ------------

                AGRICULTURE PRODUCTS--1.1%
   143,062      Archer-Daniels Midland
                  Co.......................     3,102,657
                                             ------------

                ALUMINUM--1.8%
    52,000      Aluminum Company of             3,659,500
                  America..................
    21,000      Reynolds Metals Co.........     1,260,000
                                             ------------
                                                4,919,500
                                             ------------

                APPAREL & TEXTILES--3.0%
    37,500      Intimate Brands, Inc.......       902,344
    35,000      Reebok International,           1,008,438
                  Ltd.*....................
   104,100      Russell Corp...............     2,765,156
   115,000      Shaw Industries, Inc.......     1,336,875
    55,000      Unifi, Inc.................     2,237,812
                                             ------------
                                                8,250,625
                                             ------------

                AUTO PARTS--1.4%
    50,000      Dana Corp..................     2,375,000
    39,000      Genuine Parts Co...........     1,323,562
     6,667      Meritor Automotive, Inc....       140,417
                                             ------------
                                                3,838,979
                                             ------------

                AUTOMOBILES--3.5%
   142,000      Ford Motor Co.............      6,913,625
    46,000      General Motors Corp.......      2,788,750
                                              -----------
                                                9,702,375
                                              -----------

                BANKS--8.5%
    59,000      Ahmanson (H.F.) & Co......      3,949,312
    11,000      Comerica, Inc.............        992,750
    45,000      First Chicago Nbd Corp....      3,757,500
    51,700      First Union Corp..........      2,649,625
    27,000      Keycorp...................      1,911,938
    70,000      National City Corp........      4,602,500
    46,200      NationsBank Corp..........      2,809,537
    35,000      Wachovia Corp.............      2,839,375
                                              -----------
                                               23,512,537
                                              -----------

                BREWERY--0.5%
    31,100      Anheuser Busch Companies,
                  Inc.....................      1,368,400
                                              -----------

                BUILDING PRODUCTS--0.6%
    16,000      Georgia-Pacific Corp......        363,000
    35,000      York International
                  Corp....................      1,384,688
                                              -----------
                                                1,747,688
                                              -----------


                BUSINESS SERVICES--0.7%
    16,000      Dun & Bradstreet Corp.....        495,000
    50,000      Ikon Office Solutions,
                  Inc.....................      1,406,250
                                              -----------
                                                1,901,250
                                              -----------

                CHEMICALS--3.0%
    42,500      Dow Chemical Co...........      4,313,750
    26,000      Du Pont (E.I.) De Nemours
                  & Co....................      1,561,625
    27,000      Eastman Chemical Co.......      1,608,187
    20,000      Great Lakes Chemical
                  Corp....................        897,500
                                              -----------
                                                8,381,062
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
LARGE CAPITALIZATION VALUE PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                COMPUTERS & BUSINESS
                EQUIPMENT--3.7%
    40,000      Compaq Computer Corp.......  $  2,257,500
    36,000      Hewlett-Packard Co.........     2,250,000
    28,000      International Business
                  Machines Corp............     2,927,750
    30,000      Pitney Bowes, Inc..........     2,698,125
                                             ------------
                                               10,133,375
                                             ------------

                CONGLOMERATE--2.5%
    59,200      Dover Corp.................     2,138,600
    38,300      Hanson PLC. (ADR)..........       883,294
    30,000      Scana Corp.................       898,125
    48,000      Textron, Inc...............     3,000,000
                                             ------------
                                                6,920,019
                                             ------------

                CONSUMER PRODUCTS--1.0%
    15,000      Eastman Kodak Co...........       912,187
    51,500      Fortune Brands Inc.........     1,908,719
                                             ------------
                                                2,820,906
                                             ------------
                DOMESTIC OIL--1.6%
    32,000      Atlantic Richfield Co......     2,564,000
    51,600      USX - Marathon Group.......     1,741,500
                                             ------------
                                                4,305,500
                                             ------------

                DRUGS & HEALTHCARE--7.7%
    32,500      Abbott Laboratories........     2,130,781
    41,400      American Home Products
                  Corp.....................     3,167,100
    66,666      Astra AB Class A (ADR).....     1,145,822
    17,000      Baxter International,
                  Inc......................       857,438
    46,000      Bristol Myers Squibb Co....     4,352,750
    80,000      Columbia/HCA Healthcare
                  Corp.....................     2,370,000
    20,000      Merck & Co., Inc...........     2,125,000
    87,000      Mylan Laboratories.........     1,821,562
    53,000      Schering Plough Corp.......     3,292,625
                                             ------------
                                               21,263,078
                                             ------------

                ELECTRIC UTILITIES--7.0%
    50,000      Central & South West
                  Corp....................      1,353,125
    32,000      CMS Energy Corp...........      1,410,000
    40,000      DTE Energy Company........      1,387,500
    32,000      Edison International......        870,000
    53,200      Entergy Corporation.......      1,592,675
    21,000      General Public Utilities
                  Corp.*..................        884,625
    78,000      Illinova Corp.............      2,101,125
    34,000      New York State Electric &
                  Gas Corp................      1,207,000
    48,200      PacifiCorp................      1,316,462
    45,000      PECO Energy Co............      1,091,250
    40,000      Public Service Enterprise
                  Group Inc...............      1,267,500
    80,000      Southern Co...............      2,070,000
    85,000      Unicom Corp...............      2,613,750
                                              -----------
                                               19,165,012
                                              -----------

                ELECTRICAL EQUIPMENT--2.0%
    20,000      Emerson Electric Co.......      1,128,750
    30,000      General Electric Co.......      2,201,250
     2,933      Raytheon Company Class A..        144,634
    40,000      Raytheon Company Class B..      2,020,000
                                              -----------
                                                5,494,634
                                              -----------

                ELECTRONICS--0.4%
    20,000      Rockwell International
                  Corporation.............      1,045,000
                                              -----------

                ENERGY--0.2%
    15,375      Energy Group PLC..........        686,109
                                              -----------

                FINANCIAL SERVICES--3.7%
    19,000      Beneficial Corp...........      1,579,375
    90,000      Federal National Mortgage
                  Association.............      5,135,625
    12,000      Household International,
                  Inc.....................      1,530,750
    28,700      Washington Mutual, Inc....      1,831,419
                                              -----------
                                               10,077,169
                                              -----------

                FOOD & BEVERAGES--1.3%
    50,000      PepsiCo, Inc..............      1,821,875
    90,000      Tyson Foods, Inc. Class A.      1,845,000
                                              -----------
                                                3,666,875
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------

                FOREST PRODUCTS--2.3%
    16,000      Georgia-Pacific Corp.......  $    972,000
    50,000      Kimberly-Clark Corp........     2,465,625
    57,000      Weyerhaeuser Co............     2,796,563
                                             ------------
                                                6,234,188
                                             ------------

                GAS & PIPELINE
                UTILITIES--0.4%
    27,000      Eastern Enterprises........     1,215,000
                                             ------------

                HOUSEHOLD APPLIANCES &
                 HOME FURNISHINGS--1.8%
    91,800      Whirlpool Corp.............     5,049,000
                                             ------------

                INSURANCE--8.7%
    80,458      American General Corp......     4,349,761
    15,950      Aon Corp...................       935,069
    10,000      General Reinsurance
                  Corp.....................     2,120,000
    30,000      Jefferson-Pilot Corp.......     2,336,250
    22,000      Lincoln National Corp......     1,718,750
    38,000      Marsh & McLennan Companies,
                  Inc......................     2,833,375
    59,450      Old Republic International
                  Corp.....................     2,210,797
    92,000      SAFECO Corp................     4,485,000
    11,000      St. Paul Companies, Inc....       902,687
    16,000      TIG Holdings, Inc..........       531,000
    14,000      Transamerica Corp..........     1,491,000
                                             ------------
                                               23,913,689
                                             ------------
                INTERNATIONAL OIL--5.4%
    25,000      Amoco Corp.................     2,128,125
    42,000      Exxon Corp.................     2,569,875
   111,000      Occidental Petroleum
                  Corp.....................     3,253,687
    70,000      Phillips Petroleum Co......     3,403,750
    50,000      Repsol S.A. (ADR)..........     2,128,125
    40,000      YPF Sociedad Anonima
                  (ADR)....................     1,367,500
                                             ------------
                                               14,851,062
                                             ------------

                MINING--0.9%
    38,200      Phelps Dodge Corp..........     2,377,950
                                             ------------

                MISCELLANEOUS--0.7%
    52,000      Tenneco, Inc...............     2,054,000
                                             ------------

                PAPER--1.9%
    59,999      International Paper Co....      2,587,457
    25,000      Union Camp Corp...........      1,342,188
    37,500      Westvaco Corp.............      1,178,906
                                              -----------
                                                5,108,551
                                              -----------

                PETROLEUM SERVICES--0.1%
     7,000      Ultramar Diamond Shamrock
                  Corp....................        223,125
                                              -----------

                PLASTICS--0.5%
    51,000      Tupperware Corp...........      1,421,625
                                              -----------

                POLLUTION CONTROL--2.1%
    14,761      Browning Ferris
                  Industries, Inc.........        546,157
   187,000      Waste Management, Inc.....      5,142,500
                                              -----------
                                                5,688,657
                                              -----------

                RAILROADS &
                EQUIPMENT--1.0%
    35,000      Illinois Central Corp.....      1,192,188
    48,000      Norfolk Southern Corp.....      1,479,000
                                              -----------
                                                2,671,188
                                              -----------

                RETAIL TRADE--2.2%
    41,000      May Department Stores
                  Co......................      2,160,188
    37,000      Penney (J.C.) Co., Inc....      2,231,562
    36,000      Sears, Roebuck & Co.......      1,629,000
                                              -----------
                                                6,020,750
                                              -----------

                RETAIL - FOOD &
                RESTAURANTS--0.7%
    40,000      McDonald's Corp...........      1,910,000
                                              -----------

                STEEL--1.2%
    25,000      Nucor Corp................      1,207,813
    65,000      USX-U.S. Steel Group,
                  Inc.....................      2,031,250
                                              -----------
                                                3,239,063
                                              -----------

                TELEPHONE--3.2%
    49,900      ALLTEL Corp...............      2,049,019
    69,000      AT&T Corp.................      4,226,250
    20,846      SBC Communications Inc....      1,526,969
    22,000      U.S. West Communications,
                  Inc.....................        992,750
                                              -----------
                                                8,794,988
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
LARGE CAPITALIZATION VALUE PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                TIRES & RUBBER--0.6%
    65,000      Cooper Tire & Rubber Co....  $  1,584,375
                                             ------------

                TOBACCO--2.7%
    64,700      Imperial Tobacco Group
                  PLC., (ADR)..............       800,662
   144,400      Philip Morris Companies,
                  Inc......................     6,543,125
                                             ------------
                                                7,343,787
                                             ------------

                TRUCKING & FREIGHT
                FORWARDING--0.6%
    51,000      Ryder System, Inc..........     1,670,250
                                             ------------

                TECHNOLOGY & SERVICES--1.8%
    35,000      Adaptec, Inc.*.............     1,299,375
    80,000      Electronic Data Systems
                  Corp.....................     3,515,000
                                             ------------
                                                4,814,375
                                             ------------
                Total common stocks
                  (cost $179,281,743)......   268,633,542
                                             ------------

                SHORT-TERM INVESTMENTS--2.7%
PRINCIPAL
  AMOUNT
  (000)
----------
$    7,320      Seven Seas Series
                  Government Fund
                  5.30% (cost
                  $7,320,040)..............     7,320,040
                                             ------------
                TOTAL INVESTMENTS--100.3%
                  (cost $186,601,783; Note
                  4).......................   275,953,582
                Liabilities in excess of
                  other assets--(0.3%).....      (860,383)
                                             ------------
                NET ASSETS--100%...........  $275,093,199
                                             ============

---------------
* Non-income producing.
ADR--American Depository Receipts.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

SMALL CAPITALIZATION GROWTH PORTFOLIO
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                LONG-TERM INVESTMENTS--98.3%

                COMMON STOCKS--98.3%

                AIRLINES--1.0%
    44,100      America West Holdings
                  Corp.*...................  $    821,363
    22,300      KLM Royal Dutch Air Lines
                  NV.......................       841,825
                                             ------------
                                                1,663,188
                                             ------------

                APPAREL & TEXTILES--2.8%
    37,300      G & K Services, Inc........     1,566,600
    17,300      Jones Apparel Group,
                  Inc.*....................       743,900
    31,650      Mohawk Industries, Inc.
                  *........................       694,322
    30,700      Nautica Enterprises,
                  Inc.*....................       713,775
     6,600      Stein Mart, Inc. *.........       176,550
    49,500      Stride Rite Corp...........       594,000
     8,050      Wolverine World Wide,
                  Inc......................       182,131
                                             ------------
                                                4,671,278
                                             ------------
                AUTO/TRUCK MANUFACTURING &
                  EQUIPMENT--3.4%
   162,400      Aftermarket Technology
                  Corp.*...................     2,943,500
    16,200      Airborne Freight Corp......     1,006,425
    21,100      Federal - Mogul Corp.......       854,550
    32,300      Yellow Corp.*..............       811,537
                                             ------------
                                                5,616,012
                                             ------------

                BANKS--1.8%
    12,500      GreenPoint Financial
                  Corp.....................       907,031
    35,100      North Fork Bancorp.,
                  Inc......................     1,178,044
    13,300      Webster Financial Corp.....       884,450
                                             ------------
                                                2,969,525
                                             ------------

                BUILDING PRODUCTS--2.6%
   115,200      Advanced Lighting
                  Technologies, Inc.*......     2,188,800
    47,500      Service Experts, Inc.*.....     1,359,687
    17,700      Texas Industries, Inc......       796,500
                                             ------------
                                                4,344,987
                                             ------------

                BUSINESS SERVICES--9.5%
    78,300      American Management
                  Systems, Inc.*..........      1,526,850
    21,000      Analysts International
                  Corp....................        724,500
    20,300      BISYS Group, Inc.
                  (The)*..................        674,975
    30,800      Catalina Marketing
                  Corp.*..................      1,424,500
   109,800      CCC Information Services
                  Group Inc.*.............      2,168,550
    23,700      GTECH Holdings Corp.*.....        756,919
    77,000      INSpire Insurance
                  Solutions, Inc.*........      1,607,375
    26,800      Lamar Advertising Co.*....      1,065,300
    11,400      Robert Half International
                  Inc.*...................        456,000
    40,300      UBICS, Inc.*..............        604,500
    54,100      Universal Outdoor
                  Holdings, Inc.*.........      2,813,200
    65,300      Zebra Technologies
                  Corp.*..................      1,942,675
                                              -----------
                                               15,765,344
                                              -----------

                CHEMICALS--1.6%
    32,300      Lyondell Petrochemical
                  Co......................        855,950
    38,300      Minerals Technologies,
                  Inc.....................      1,740,256
                                              -----------
                                                2,596,206
                                              -----------

                COMMUNICATION--4.5%
   100,000      Allen Telecom, Inc.*......      1,843,750
   142,000      Centennial Cellular
                  Corp.*..................      2,911,000
    30,100      Coherent Communications
                  Systems Corp.*..........        839,038
    25,900      Davox Corp.*..............        844,987
    33,400      Tekelec*..................      1,018,700
                                              -----------
                                                7,457,475
                                              -----------

                COMPUTERS & BUSINESS
                EQUIPMENT--4.7%
    74,800      Black Box Corp.*..........      2,646,050
   118,200      Mastech Corp.*............      3,752,850
    17,400      Quantum Corp.*............        349,087
    19,200      SanDisk Corp.*............        390,000
    30,800      SMART Modular
                  Technologies, Inc.*.....        708,400
                                              -----------
                                                7,846,387
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
SMALL CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                DRUGS & HEALTHCARE--1.3%
    11,500      Arrow International,
                  Inc......................  $    425,500
    66,500      First Commonwealth,
                  Inc.*....................       781,375
    11,100      IMPATH, Inc.*..............       363,525
    10,300      Scherer (R.P.) Corp.*......       628,300
                                             ------------
                                                2,198,700
                                             ------------

                ELECTRICAL EQUIPMENT--3.7%
    16,900      Cohu, Inc..................       517,562
   188,377      Computer Products, Inc.*...     4,262,030
    34,400      Jabil Circuit, Inc.*.......     1,367,400
                                             ------------
                                                6,146,992
                                             ------------

                ELECTRONICS--1.8%
    33,900      DSP Group, Inc.*...........       678,000
    23,900      Integrated Circuit Systems,
                  Inc.*....................       681,150
    36,300      Orbotech, Ltd.*............     1,157,062
    40,000      Reptron Electronics,
                  Inc.*....................       415,000
                                             ------------
                                                2,931,212
                                             ------------

                FINANCIAL SERVICES--6.3%
    40,000      CMAC Investment Corp.......     2,415,000
   187,900      Credit Acceptance Corp.*...     1,456,225
    95,000      Emergent Group, Inc.*......     1,318,125
    32,600      Enhance Financial Services
                  Group, Inc...............     1,939,700
    22,800      Jefferies Group, Inc.......       933,375
    40,500      Money Store, Inc. (The)....       850,500
   102,300      Right Management
                  Consultants, Inc.*.......     1,304,325
    10,000      United Asset Management
                  Corp.....................       244,375
                                             ------------
                                               10,461,625
                                             ------------

                FOOD & BEVERAGES--2.0%
    18,800      Canandaigua Brands,
                  Inc.*....................     1,041,050
    16,500      Dean Foods Co..............       981,750
    11,000      Robert Mondavi Corp.*......       536,250
    22,200      Smithfield Foods, Inc.*....       732,600
                                             ------------
                                                3,291,650
                                             ------------

                HOMEBUILDERS--1.8%
    18,000      Fairfield Communities,
                  Inc.*...................        794,250
    12,000      Oakwood Homes Corp........        398,250
    31,100      Ryland Group, Inc.*.......        730,850
    43,950      Watsco, Inc...............      1,085,016
                                              -----------
                                                3,008,366
                                              -----------

                HOTELS & RESTAURANTS--0.9%
    22,700      CKE Restaurants, Inc......        956,237
    37,000      Foodmaker, Inc*...........        557,313
                                              -----------
                                                1,513,550
                                              -----------

                HOUSEHOLD APPLIANCES &
                  HOME FURNISHINGS--2.0%
    51,200      Ethan Allen Interiors,
                  Inc.....................      1,974,400
    34,000      Heilig-Meyers Co..........        408,000
    42,900      Pier 1 Imports, Inc.......        970,613
                                              -----------
                                                3,353,013
                                              -----------

                INDUSTRIAL MACHINERY--2.3%
    13,400      Coltec Industries,
                  Inc.*...................        310,713
    24,900      Gardner Denver Machinery
                  Inc.*...................        630,281
    23,200      Graco, Inc................        865,650
     5,000      Kennametal, Inc...........        259,063
     7,600      NACCO Industries, Inc.....        814,625
   127,300      PPT Vision, Inc*..........        986,575
                                              -----------
                                                3,866,907
                                              -----------

                INSURANCE--1.7%
    22,300      Amerin Corp.*.............        624,400
    41,900      Capmac Holdings Inc.......      1,456,025
    26,300      Mutual Risk Management,
                  Ltd.....................        787,356
                                              -----------
                                                2,867,781
                                              -----------

                LEISURE--0.3%
    10,200      Anchor Gaming*............        568,650
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                MANUFACTURING--4.2%
    37,600      Aptargroup, Inc............  $  2,086,800
    53,700      Flanders Corp.*............       496,725
    28,300      Kaydon Corp................       923,287
   135,600      PalEx, Inc.*...............     1,610,250
   189,900      Polymer Group, Inc.*.......     1,804,050
                                             ------------
                                                6,921,112
                                             ------------

                MEDICAL & DENTAL
                SUPPLIES--5.8%
   119,500      InControl, Inc.*...........       702,062
    26,800      Mentor Corp................       978,200
    31,600      Patterson Dental Co.*......     1,429,900
    74,900      Perclose, Inc.*............     1,441,825
    26,800      Safeskin Corp.*............     1,520,900
   150,400      Xomed Surgical Products
                  Inc.*....................     3,609,600
                                             ------------
                                                9,682,487
                                             ------------

                MISCELLANEOUS--2.9%
   144,300      Strayer Education, Inc.....     4,761,900
                                             ------------

                OFFICE EQUIPMENT &
                SERVICES--1.3%
    49,000      Danka Business Systems PLC
                  (ADR)....................       780,938
    25,400      Miller (Herman), Inc.......     1,385,887
                                             ------------
                                                2,166,825
                                             ------------

                OIL & GAS
                EXPLORATION/DRILLING--2.4%
    18,400      Cliffs Drilling Co.*.......       917,700
    22,300      Devon Energy Corp..........       858,550
    40,400      Forcenergy, Inc.*..........     1,057,975
    55,300      Marine Drilling Cos.,
                  Inc.*....................     1,147,475
                                             ------------
                                                3,981,700
                                             ------------

                OIL FIELD/EQUIPMENT &
                SERVICES--4.1%
    22,400      Cooper Cameron Corp.*......     1,366,400
    19,000      EVI, Inc.*.................       983,250
    30,700      Key Energy Group, Inc.*....       665,806
    28,000      Petroleum Geo-Services ASA
                  (ADR)*...................     1,813,000
     5,500      Tidewater, Inc.............       303,188

    26,000      UTI Energy Corp.*.........        672,750
    46,000      Varco International,
                  Inc.*...................        986,125
                                              -----------
                                                6,790,519
                                              -----------

                POLLUTION CONTROL
                EQUIPMENT & SERVICES--0.2%
    12,000      Superior Services,                346,500
                  Inc.*...................    -----------

                PRINTING & PUBLISHING--1.6%
    12,900      Central Newspapers,
                  Inc.....................        953,794
    46,400      Valassis Communications,
                  Inc.*...................      1,716,800
                                              -----------
                                                2,670,594
                                              -----------

                RETAIL TRADE--6.4%
    35,000      Ames Department Stores,
                  Inc.*...................        612,500
    39,600      Barnett, Inc.*............        871,200
    32,300      Best Buy Co., Inc.*.......      1,191,062
    56,200      Dress Barn, Inc.*.........      1,594,675
    35,600      Goody's Family Clothing,
                  Inc.*...................        967,875
    98,000      Lithia Motors, Inc.*......      1,445,500
    28,700      Mac Frugals Bargains
                  Close-Outs, Inc.*.......      1,180,288
    31,600      Michaels Stores, Inc.*....        924,300
    49,700      Ross Stores, Inc..........      1,807,837
                                              -----------
                                               10,595,237
                                              -----------

                RETAIL/WHOLESALE--0.9%
    29,550      Cellstar Corp.*...........        587,306
    21,700      Tech Data Corp.*..........        843,588
                                              -----------
                                                1,430,894
                                              -----------

                SEMICONDUCTORS &
                EQUIPMENT--1.9%
    60,100      Cirrus Logic, Inc.*.......        638,563
    19,300      Dallas Semiconductor
                  Corp....................        786,475
    27,150      Vitesse Semiconductor
                  Corp.*..................      1,024,912
    26,600      VLSI Technology, Inc.*....        628,425
                                              -----------
                                                3,078,375
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
SMALL CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                SOFTWARE--6.1%
    20,900      Autodesk, Inc..............  $    773,300
    33,400      Avid Technology, Inc.*.....       893,450
    10,900      Citrix Systems, Inc.*......       828,400
    43,800      Digi International,
                  Inc.*....................       744,600
    39,800      Keane, Inc*................     1,616,875
    36,800      Manugistics Group, Inc.*...     1,642,200
    11,100      Microchip Technology,
                  Inc......................       333,000
    25,562      Network Associates,
                  Inc.*....................     1,351,591
    23,300      Systems & Computer
                  Technology Corp.*........     1,156,262
    20,300      Transaction Systems
                  Architects, Inc.*........       771,400
                                             ------------
                                               10,111,078
                                             ------------

                STEEL--0.9%
    65,200      Bethlehem Steel Corp.*.....       562,350
    36,600      Maverick Tube Corp.*.......       926,438
       800      National Steel Corp. *.....         9,250
                                             ------------
                                                1,498,038
                                             ------------

                TRANSPORTATION--3.6%
   120,300      Coach USA, Inc.*...........     4,030,050
    32,600      Navistar International
                  Corp.*...................       808,888
    33,500      Stolt-Nielsen SA...........       709,781
    40,000      Trailer Bridge, Inc.*......       355,000
                                             ------------
                                                5,903,719
                                             ------------
                Total common stocks
                  (cost $129,740,398)......   163,077,826
                                             ------------

                SHORT-TERM INVESTMENTS--3.4%

                COMMERCIAL PAPER--2.4%
       113      Associates Corp. of North
                  America 6.64%, 1/2/98....       112,979
     3,884      American Express Co.
                  6.65%, 1/2/98............     3,883,283
                                             ------------
                Total commercial paper
                  (cost $3,996,262)........     3,996,262
                                             ------------

                OTHER--1.0%
       312      Seven Seas Money Market
                  Fund 5.42%...............       312,396
     1,324      Seven Seas Series
                  Government Fund
                  5.30%....................     1,323,943
                                             ------------
                Total other
                  (cost $1,636,339)........     1,636,339
                                             ------------
                Total short-term
                  investments
                  (cost $5,632,601)........     5,632,601
                                             ------------
                TOTAL INVESTMENTS--101.7%
                (cost $135,372,999; Note
                  4).......................   168,710,427
                Liabilities in excess of
                  other assets--(1.7%).....    (2,812,291)
                                             ------------
                NET ASSETS--100%...........  $165,898,136
                                             ============

------------------
* Non-income producing.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

SMALL CAPITALIZATION VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                LONG-TERM INVESTMENTS--94.7%

                COMMON STOCKS--94.7%

                AEROSPACE--1.2%
       500      AAR Corp...................  $     19,375
    15,000      Aeroquip-Vickers, Inc......       735,938
    34,600      Martin Marietta Materials,
                  Inc......................     1,265,062
                                             ------------
                                                2,020,375
                                             ------------

                APPAREL & TEXTILES--2.7%
    33,700      Albany International
                  Corp.....................       775,100
    36,600      Culp, Inc..................       732,000
    26,600      Interface, Inc.............       771,400
    45,750      Mohawk Industries, Inc.*...     1,003,641
    48,200      Oakley, Inc.*..............       436,812
    33,100      Unitog Co..................       736,475
                                             ------------
                                                4,455,428
                                             ------------

                AUTO PARTS--0.7%
    21,800      Borg-Warner Automotive,
                  Inc......................     1,133,600
                                             ------------

                AUTO RELATED--1.5%
    32,000      Amcast Industrial Corp.*...       734,000
    25,900      Modine Manufacturing Co....       883,837
    44,748      Myers Industries, Inc......       763,513
                                             ------------
                                                2,381,350
                                             ------------
                AUTOMOBILES--0.6%
    23,300      Tower Automotive, Inc.*....       980,056
                                             ------------

                BANKS--5.4%
    17,000      First American Corp........       845,750
    37,000      Firstmerit Corp............     1,049,875
     8,700      HUBCO, Inc.................       340,388
    28,200      Long Island Bancorp,
                  Inc......................     1,399,425
    37,300      ML Bancorp, Inc............     1,119,000
    50,200      North Fork Bancorp, Inc....     1,684,837
    39,750      People's Bank..............     1,510,500
    23,700      Susquehanna Bancshares,
                  Inc......................       906,525
                                             ------------
                                                8,856,300
                                             ------------

                BROADCASTING--0.7%
    39,200      NTL, Inc.*................      1,092,700
                                              -----------

                BUSINESS SERVICES--0.9%
    38,200      Bowne & Company, Inc......      1,523,225
                                              -----------

                CHEMICALS--3.2%
    41,550      Ferro Corp................      1,010,184
    46,200      Hanna (M.A.) Co...........      1,166,550
    40,050      Learonal, Inc.............        941,175
    24,090      Rock-Tenn Co., Cl. A......        493,845
    48,062      RPM, Inc..................        732,946
    37,400      Schulman (A.), Inc........        939,675
                                              -----------
                                                5,284,375
                                              -----------

                COMMUNICATION--1.0%
    54,500      Allen Telecom, Inc.*......      1,004,844
    48,600      Vanguard Cellular System,
                  Inc.*...................        619,650
                                              -----------
                                                1,624,494
                                              -----------

                COMPUTERS & BUSINESS
                EQUIPMENT--2.1%
    27,300      MTS Systems Corp..........      1,023,750
    52,600      Planar Systems, Inc.*.....        539,150
    31,400      Stratus Computer, Inc.*...      1,187,312
    32,800      Wang Laboratories,
                  Inc.*...................        725,700
                                              -----------
                                                3,475,912
                                              -----------

                CONSTRUCTION & MINING
                EQUIPMENT--0.0%
     6,000      JLG Industries, Inc.......         84,750
                                              -----------

                DIVERSIFIED
                INDUSTRIALS--5.9%
    20,900      Applied Power, Inc........      1,442,100
    28,200      Brady (W.H.) Co...........        874,200
    33,400      Carlisle Co., Inc.........      1,427,850
    26,650      Clarcor, Inc..............        789,506
    14,200      Dexter Corp...............        613,262
    14,800      Donaldson Co., Inc........        666,925
    29,800      Jacobs Engineering Group,
                  Inc.*...................        756,175
    52,600      Lydall, Inc.*.............      1,025,700
    35,350      Osmonics, Inc.*...........        558,972
    37,600      Teleflex, Inc.............      1,419,400
                                              -----------
                                                9,574,090
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
SMALL CAPITALIZATION VALUE PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                DRUGS & HEALTHCARE--4.3%
    45,800      Apria Healthcare Group,
                  Inc.*....................  $    615,437
    20,815      Bergen Brunswig Corp.......       876,832
    38,100      Integrated Health Services,
                  Inc......................     1,188,244
    61,600      Perrigo Co.*...............       823,900
    11,200      Scherer (R.P.) Corp.*......       683,200
    26,100      Sun Healthcare Group,
                  Inc.*....................       505,688
    49,500      Sunrise Medical, Inc.*.....       764,156
    21,100      Vital Signs, Inc...........       411,450
    41,100      West Co., Inc..............     1,222,725
                                             ------------
                                                7,091,632
                                             ------------

                ELECTRIC UTILITIES--0.4%
    16,700      Sierra Pacific Resources...       626,250
                                             ------------
                ELECTRICAL EQUIPMENT--2.9%
    64,100      Anixter International,
                  Inc.*....................     1,057,650
    60,600      Belden, Inc................     2,136,150
    25,900      Oak Industries, Inc.*......       768,906
    39,900      Woodhead Industries,
                  Inc......................       748,125
                                             ------------
                                                4,710,831
                                             ------------
                ELECTRONICS--5.6%
    27,300      Bell & Howell Co.*.........       660,319
    27,700      Dallas Semiconductor
                  Corp.....................     1,128,775
    25,900      Dynatech Corp.*............     1,214,062
    23,700      Esterline Technologies
                  Corp.*...................       853,200
    15,000      Hadco Corp.*...............       678,750
    30,200      Harman International
                  Industries, Inc..........     1,281,612
    11,600      Lam Research Corp.*........       339,300
    55,450      Methode Eletronics, Inc....       901,063
    16,950      Nichols Research Corp.*....       423,750
    56,000      Pioneer Standard
                  Electronics, Inc.........       854,000
    32,800      VLSI Technology, Inc.*.....       774,900
                                             ------------
                                                9,109,731
                                             ------------

                ENTERTAINMENT--0.4%
    22,900      Regal Cinemas, Inc.*.......       638,338
                                             ------------

                FINANCIAL SERVICES--1.3%
    27,500      Amresco, Inc.*............        831,875
    22,000      CMAC Investment Corp......      1,328,250
                                              -----------
                                                2,160,125
                                              -----------

                FOOD - SERVICE/
                LODGING--1.3%
    31,700      Luby's Cafeterias, Inc....        556,731
    47,700      Marcus Corp...............        879,469
    23,400      Sbarro, Inc...............        615,713
                                              -----------
                                                2,051,913
                                              -----------

                FOODS--1.8%
    41,250      Flowers Industries,
                  Inc.....................        848,203
    16,100      Lancaster Colony Corp.....        907,638
    26,600      Universal Foods Corp......      1,123,850
                                              -----------
                                                2,879,691
                                              -----------

                GAS & PIPELINE
                UTILITIES--1.6%
     8,200      KN Energy, Inc............        442,800
    12,800      National Fuel Gas Co......        623,200
    10,000      Tejas Gas Corp.*..........        612,500
    19,600      Wicor, Inc................        910,175
                                              -----------
                                                2,588,675
                                              -----------

                HOMEBUILDERS--0.6%
    40,700      Kaufman & Broad Home
                  Corp....................        913,206
                                              -----------

                HOSPITAL SUPPLIES &
                SERVICES--2.3%
    19,800      Beckman Instruments,
                  Inc.*...................        792,000
    47,100      Magellan Health Services,
                  Inc.*...................      1,012,650
    57,700      Sierra Health Services,
                  Inc.*...................      1,940,162
                                              -----------
                                                3,744,812
                                              -----------

                HOTELS & RESTAURANTS--0.7%
    18,900      Lone Star Steakhouse &
                  Saloon*.................        330,750
    93,800      Ryan's Family Steak
                  Houses, Inc.*...........        803,163
                                              -----------
                                                1,133,913
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                HOUSEHOLD APPLIANCES &
                  HOME FURNISHINGS--2.6%
    17,800      Bassett Furniture
                  Industries, Inc..........  $    534,000
    21,000      Chromcraft Revington,
                  Inc.*....................       672,000
    29,200      Department 56, Inc.*.......       839,500
    57,100      Furniture Brands
                  International, Inc.*.....     1,170,550
    19,700      La-Z-Boy, Inc..............       849,562
    19,400      Rival Co...................       254,625
                                             ------------
                                                4,320,237
                                             ------------

                INDUSTRIAL MACHINERY--7.4%
    17,000      Briggs & Stratton Corp.....       825,562
    29,950      Crane Co...................     1,299,081
    51,900      First Brands Corp..........     1,398,056
    36,300      Flowserve Corp.............     1,014,131
    20,200      Graco, Inc.................       753,713
    60,609      Mark IV Industries, Inc....     1,325,822
    35,400      Polaris Industries, Inc....     1,081,912
    28,400      Regal Beloit Corp..........       839,575
    26,900      Scotsman Industries,
                  Inc......................       657,369
    37,500      Stewart & Stevenson
                  Services, Inc............       956,250
    34,900      United Dominion Industries
                  Ltd......................       883,406
    39,900      Watts Industries, Inc......     1,129,669
                                             ------------
                                               12,164,546
                                             ------------

                INSURANCE--7.5%
    23,000      American Bankers Insurance
                  Group, Inc...............     1,056,563
    61,200      Amerin Corp.*..............     1,713,600
    27,300      Blanch (E.W.) Holdings,
                  Inc......................       940,144
     6,500      Capmac Holdings, Inc.......       225,875
    23,200      Enhance Financial Services
                  Group, Inc...............     1,380,400
    78,600      Horace Mann Educators
                  Corp.....................     2,235,187
    41,800      NAC Re Corp................     2,040,362
    18,600      Poe & Brown, Inc...........       830,025
    16,600      Protective Life Corp.......       991,850
    13,400      Vesta Insurance Group,
                  Inc......................       795,625
                                             ------------
                                               12,209,631
                                             ------------

                LEISURE AND
                RECREATION--0.6%
    40,500      K2, Inc...................        921,375
                                              -----------

                MANUFACTURING--1.2%
    13,200      ACX Technologies, Inc.*...        322,575
    76,800      International Rectifier
                  Corp.*..................        907,200
    23,700      Roper Industries, Inc.....        669,525
                                              -----------
                                                1,899,300
                                              -----------

                MISCELLANEOUS--1.9%
    25,125      Applied Industrial
                  Technologies, Inc.......        672,094
    20,500      Aptargroup, Inc...........      1,137,750
    46,900      Calpine Corp.*............        697,638
    14,500      Standex International
                  Corp....................        511,125
     2,000      VWR Scientific Products
                  Corp.*..................         56,500
                                              -----------
                                                3,075,107
                                              -----------

                OFFICE EQUIPMENT--1.4%
    14,900      Hon Industries, Inc.......        879,100
    38,500      Hunt Corp.................        911,969
    10,000      Miller (Herman), Inc......        545,625
                                              -----------
                                                2,336,694
                                              -----------

                OIL & GAS--1.6%
    33,500      Devon Energy Corp.........      1,289,750
    19,300      Helmerich & Payne, Inc....      1,309,987
                                              -----------
                                                2,599,737
                                              -----------

                OIL & GAS -
                PRODUCTION/PIPELINE--0.4%
    23,900      Barrett Resources
                  Corp.*..................        722,975
                                              -----------

                OIL - SUPPLIES &
                CONSTRUCTION--0.8%
     7,400      BJ Services Co.*..........        532,338
    12,700      Tidewater, Inc............        700,087
                                              -----------
                                                1,232,425
                                              -----------

                PAPER & PAPER
                PRODUCTS--0.5%
    39,800      Wausau Paper Co...........        800,975
                                              -----------

                PETROLEUM SERVICES--1.3%
    37,300      McDermott International,
                  Inc.....................      1,366,113
    43,000      Vintage Petroleum, Inc....        817,000
                                              -----------
                                                2,183,113
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
SMALL CAPITALIZATION VALUE PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                POLLUTION CONTROL--0.2%
     9,300      Safety-Kleen Corp..........  $    255,169
                                             ------------

                PRINTING & PUBLISHING--2.2%
    27,350      American Business Products,
                  Inc......................       591,444
    78,150      Banta Corp.................     2,110,050
    31,400      Lee Enterprises, Inc.......       928,262
                                             ------------
                                                3,629,756
                                             ------------
                PROFESSIONAL SERVICES--1.8%
    22,100      CDI Corp.*.................     1,011,075
    16,500      HSB Group, Inc.............       910,594
    16,000      Interim Services, Inc.*....       414,000
    31,800      Metromail Corp.*...........       568,425
                                             ------------
                                                2,904,094
                                             ------------
                PUBLISHING--0.3%
    23,300      Gibson Greetings, Inc.*....       509,688
                                             ------------
                RAILROADS & EQUIPMENT--0.4%
    31,500      ABC Rail Products Corp.*...       630,000
                                             ------------
                REAL ESTATE--0.5%
    39,700      Catellus Development
                  Corp.*...................       794,000
                                             ------------
                REAL ESTATE INVESTMENT
                TRUST--2.2%
    41,500      Arden Realty, Inc..........     1,276,125
    37,300      Glenborough Realty Trust,
                  Inc......................     1,105,012
    28,600      Liberty Property Trust.....       816,888
     9,000      Sun Communities, Inc.......       323,438
                                             ------------
                                                3,521,463
                                             ------------

                RETAIL TRADE--0.3%
     3,000      Eagle Hardware & Garden,
                  Inc.*....................        58,125
    28,000      Global Directmail Corp.*...       484,750
                                             ------------
                                                  542,875
                                             ------------

                RETAIL - APPAREL--1.5%
    53,000      AnnTaylor Stores Corp.*...        708,875
    34,200      Footstar, Inc.*...........        919,125
    11,500      Gymboree Corp.*...........        314,813
    18,700      Wet Seal, Inc.*...........        551,650
                                              -----------
                                                2,494,463
                                              -----------

                RETAIL - FOOD & DRUGS--1.1%
    51,412      Arbor Drugs, Inc..........        951,122
    52,300      Ruddick Corp..............        911,981
                                              -----------
                                                1,863,103
                                              -----------

                RETAILING--2.5%
    27,300      Carson Pirie Scott &
                  Co.*....................      1,368,413
    27,300      Lands End, Inc............        957,206
    59,400      Proffitt's, Inc.*.........      1,689,187
                                              -----------
                                                4,014,806
                                              -----------

                SAVINGS AND LOAN--0.7%
    18,500      Webster Financial Corp....      1,230,250
                                              -----------

                STEEL--0.3%
    16,200      Reliance Steel & Aluminum
                  Co......................        481,950
                                              -----------

                TELECOMMUNICATION--0.1%
    19,400      Corecomm, Inc.*...........        196,425
                                              -----------

                TOBACCO--0.2%
    19,200      Swisher International
                  Group, Inc.*............        326,400
                                              -----------

                TOYS & AMUSEMENTS--0.5%
    28,600      Russ Berrie & Co., Inc....        750,750
                                              -----------

                TRUCKING & FREIGHT
                FORWARDING--3.0%
    28,000      Circle International
                  Group, Inc..............        642,250
    23,000      CNF Transportation,
                  Inc.....................        882,625
    39,700      The Pittston Brink's
                  Group...................      1,597,925
    37,600      Pittston Burlington Group
                  Co......................        987,000
    48,700      Rollins Truck Leasing
                  Corp....................        870,512
                                              -----------
                                                4,980,312
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                TRUCKING & SHIPPING--0.6%
    48,000      Werner Enterprises, Inc....  $    984,000
                                             ------------
                Total common stocks
                  (cost $114,855,513)......   154,711,391
                                             ------------
                SHORT-TERM INVESTMENTS--5.9%
PRINCIPAL
 AMOUNT
 (000)          U.S. GOVERNMENT
----------      SECURITIES--4.2%

                United States Treasury
                  Bills
$      151        4.97%, 3/5/98............       149,687
        43        5.00%, 3/5/98............        42,624
       450        5.02%, 3/5/98............       446,047
       439        5.025%, 3/5/98...........       435,139
        75        5.03%, 3/5/98............        74,340
       295        5.04%, 3/5/98............       292,398
       352        5.05%, 3/5/98............       348,889
        57        5.06%, 3/5/98............        56,495
       298        5.07%, 3/5/98............       295,356
        33        5.09%, 3/5/98............        32,706
        35        5.095%, 3/5/98...........        34,688
        25        5.11%, 3/5/98............        24,776
        10        5.125%, 3/5/98...........         9,910
        40        5.135%, 3/5/98...........        39,641
        56        5.20%, 3/5/98............        55,490
     1,816        5.12%, 5/14/98...........     1,781,649
       775        5.13%, 5/14/98...........       760,312
       962        5.15%, 5/14/98...........       943,697
         6        5.16%, 5/14/98...........         5,886
       120        5.17%, 5/14/98...........       117,708
       187        5.185%, 5/14/98..........       183,418
       159        5.20%, 5/14/98...........       155,945
        45        5.23%, 5/14/98...........        44,130
        85        5.235%, 5/14/98..........        83,356
        50        5.28%, 5/14/98...........        49,025
       190        5.30%, 5/14/98...........       186,306
       190        5.34462%, 5/14/98........       186,385
                                             ------------
                Total U.S. Government
                  Securities
                  (cost $6,836,003)........     6,836,003
                                             ------------

                OTHER--1.7%
     2,778      Seven Seas Money Market
                  Fund 5.42%, 1/2/98
                  (cost $2,777,685)........     2,777,685
                                             ------------
                Total short-term
                  investments
                  (cost $9,613,688)........     9,613,688
                                             ------------
                TOTAL INVESTMENTS--100.6%
                  (cost $124,469,201; Note
                  4).......................   164,325,079
                Liabilities in excess of
                  other assets--(0.6%).....      (910,910)
                                             ------------
                NET ASSETS--100%...........  $163,414,169
                                             ============

---------------
* Non-income producing security.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments December 31, 1997

                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)
  ------               -----------           --------
                LONG-TERM INVESTMENTS--95.5%

                COMMON STOCKS--94.6%

                AUSTRALIA--1.2%
   444,000      Westpac Banking Corp.......  $  2,840,524
                                             ------------

                DENMARK--1.2%
    37,800      Unidanmark A.S.............     2,774,909
                                             ------------

                FINLAND--0.9%
   222,600      Merita Bank, Ltd...........     1,216,940
    50,280      UPM Kymmene Oy*............     1,005,425
                                             ------------
                                                2,222,365
                                             ------------

                FRANCE--12.8%
    27,830      Alcatel Alsthom Generale
                  d'Electricite............     3,537,418
    53,970      Axa-UAP....................     4,176,095
    61,060      Banque Nationale de
                  Paris....................     3,245,509
    18,420      Cie De St. Gobain..........     2,616,781
    37,220      Eaux Cie Generale..........     5,194,783
    15,180      Havas......................     1,092,123
   115,277      Rhone Poulenc S.A..........     5,163,858
    45,600      Societe Nationale Elf
                  Aquitaine................     5,303,647
                                             ------------
                                               30,330,214
                                             ------------

                GERMANY--11.0%
    52,200      Daimler-Benz A.G...........     3,661,936
    36,050      Deutsche Bank A.G..........     2,545,012
    61,750      Dresdner Bank A.G..........     2,849,023
   108,800      Hoechst A.G................     3,810,223
     5,730      Mannesmann A.G. (ADR)......     2,896,800
    89,400      Metallgesellschaft A.G.....     1,634,987
    60,780      Metro A.G..................     2,179,221
     9,360      Thyssen A.G................     2,003,169
     8,620      Viag A.G...................     4,643,142
                                             ------------
                                               26,223,513
                                             ------------

                HONG KONG--2.3%
   109,335      HSBC Holdings PLC.........      2,694,927
   233,500      Swire-Pacific, Ltd. 'A'...      1,280,649
   680,000      Wharf Holdings, Ltd.......      1,491,805
                                              -----------
                                                5,467,381
                                              -----------

                ITALY--4.7%
   609,600      Credito Italiano..........      1,879,801
   634,000      Eni Spa...................      3,594,698
   467,680      Fiat Spa..................      1,360,211
 1,010,100      Telecom Italia Spa........      4,453,804
                                              -----------
                                               11,288,514
                                              -----------

                JAPAN--20.3%
   115,000      Honda Motor Co., Ltd......      4,218,810
    51,000      Ito Yokado Co., Ltd.......      2,597,457
       421      Japan Tobacco, Inc........      2,985,724
   294,000      Matsushita Electric
                  Industrial Co., Ltd.....      4,300,681
   525,000      Mitsubishi Heavy Inds.,
                  Ltd.....................      2,187,332
   141,000      Mitsui Marine & Fire
                  Insurance Co., Ltd......        719,200
    35,900      Nintendo Co., Ltd.........      3,519,338
       552      Nippon Telegraph &
                  Telephone Corp..........      4,734,931
    98,000      Omron Corp................      1,531,133
    58,600      Orix Corp.................      4,084,093
    41,240      Promise Co., Ltd..........      2,286,724
   417,000      Ricoh Corp., Ltd..........      5,173,776
   326,000      Sekisui Chemical Corp.,
                  Ltd.....................      1,655,342
    60,500      Sony Corp.................      5,374,895
   537,000      Sumitomo Trust & Banking
                  Co., Ltd................      2,788,435
                                              -----------
                                               48,157,871
                                              -----------

                KOREA--0.0%
         1      Samsung Electronics Co.,
                  Ltd. (GDR)..............              7
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)
  ------               -----------           --------
                MALAYSIA--0.2%
   182,000      Genting Berhad.............  $    456,228
                                             ------------
                NETHERLANDS--3.1%
    12,400      Heineken N.V...............     2,158,755
    45,450      Philips Electronics N.V....     2,725,678
    44,800      Royal Dutch Petroleum Co...     2,427,600
                                             ------------
                                                7,312,033
                                             ------------
                SPAIN--1.6%
   135,800      Telefonica de Espana S.A. .     3,877,453
                                             ------------
                SWEDEN--3.7%
   131,733      Astra AB, Series B.........     2,214,934
    31,200      Electrolux AB, Series B....     2,165,166
   205,900      Nordbanken Holding AB......     1,164,361
    95,700      Svenska Handelsbanken,
                  Series A.................     3,308,562
                                             ------------
                                                8,853,023
                                             ------------

                SWITZERLAND--9.2%
    25,210      Credit Suisse Group........     3,899,165
     2,630      Holderbank Financiere
                  Glarus A.G...............     2,145,470
     1,895      Nestle S.A.................     2,838,869
     2,771      Novartis A.G.*.............     4,494,436
     1,730      SMH AG Swiss Corp..........       954,271
     1,536      Societe Generale
                  Surveillance
                  Holding S.A..............     2,943,334
     9,520      Zurich
                 Versicherungesellschaft...     4,534,574
                                             ------------
                                               21,810,119
                                             ------------

                UNITED KINGDOM--22.4%
   406,000      B.A.T Industries PLC.......     3,702,379
   248,557      British Aerospace PLC......     7,083,222
   194,600      British Petroleum Co.
                  PLC......................     2,574,272
   777,900      BTR PLC....................     2,350,970
   385,606      Cadbury Schweppes PLC......     3,891,857
   436,111      Diageo PLC.................     3,989,860
   206,740      EMI Group PLC..............     1,725,018
   334,600      General Electric Co. PLC...     2,168,095
   185,500      Granada Group PLC..........     2,833,559
 1,036,900      Lucas Varity PLC...........     3,661,683

   448,000      Mirror Group Newspapers
                  PLC.....................      1,434,888
   437,400      National Power PLC........      4,310,577
   270,600      National Westminster Bank
                  PLC.....................      4,497,940
   232,400      Prudential Corp. PLC......      2,830,011
   367,350      Rank Group PLC............      2,045,432
   490,400      Unilever PLC..............      4,218,309
                                              -----------
                                               53,318,072
                                              -----------
                Total common stocks
                  (cost $188,185,362).....    224,932,226
                                              -----------

                PREFERRED STOCKS--0.9%

                ITALY--0.9%
 1,470,440      Fiat Spa
                  (cost $3,477,102).......      2,244,312
                                              -----------
                Total long-term
                  investments
                  (cost $191,662,464).....    227,176,538
                                              -----------

                SHORT-TERM INVESTMENTS--4.2%
PRINCIPAL
 AMOUNT
 (000)          U.S. GOVERNMENT
----------      SECURITIES--4.2%

                United States Treasury
                  Bills
$   10,255        4.98%, 5/14/98
                  (cost $10,057,928)......    10,059,273
                                             -----------
                TOTAL INVESTMENTS--99.7%
                  (cost $201,720,392; Note
                  4)......................   237,235,811
                Other assets in excess of
                  liabilities--0.3%.......       615,087
                                            ------------
                NET ASSETS--100%..........  $237,850,898
                                            ============

------------------
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
* Non-income producing securities.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments December 31, 1997

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1997 was as follows:

Banking........................................   15.9%
Telecommunications.............................    5.5
Insurance......................................    5.2
Automobiles....................................    4.8
Conglomerate...................................    4.4
Food & Beverage................................    4.3
U.S Government Securities......................    4.2
Utilities......................................    4.0
Energy.........................................    3.7
Electrical Equipment...........................    3.6
Consumer Durable Goods.........................    3.2
Retail.........................................    3.1
Aerospace/Defense..............................    3.0
Chemicals......................................    2.9
Pharmaceuticals................................    2.8
Tobacco........................................    2.8
Diversified Industries.........................    2.7
Manufacturing..................................    2.6
Office Equipment & Supplies....................    2.2
Intergrated Oil................................    2.1
Leasing........................................    1.7
Steel..........................................    1.6
Automotive Parts...............................    1.5
Oil & Gas Services.............................    1.5
Software.......................................    1.5
Business & Public Services.....................    1.2
Industrials....................................    1.2
Consumer Goods.................................    1.2
Electronics....................................    1.1
Financial Services.............................    1.0
Recreation.....................................    0.9
Miscellaneous..................................    2.3
                                                 -----
                                                  99.7
Other assets in excess of liabilities..........    0.3
                                                 -----
                                                 100.0%
                                                 =====

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

INTERNATIONAL BOND PORTFOLIO
Portfolio of Investments December 31, 1997

 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
   (000)                DESCRIPTION           (NOTE 1)
   -----                -----------           --------
                 LONG-TERM INVESTMENTS--96.0%

                 AUSTRALIA--2.8%
                 Queensland Treasury Corp.,
A$    1,250        8.00%, 8/14/01..........  $  872,937
                                             ----------

                 CANADA--9.5%
                 Canadian Gov't. Bonds,
C$    1,300        7.50%, 12/1/03..........   1,000,665
      1,000        8.75%, 12/1/05..........     839,648
                 Deutsche Fin(Neth),
      1,500        7.00%, 1/7/04...........   1,105,280
                                             ----------
                                              2,945,593
                                             ----------

                 DENMARK--3.1%
                 Danish Gov't. Bonds,
DKr   2,500        8.00%, 11/15/01.........     403,063
      3,500        7.00%, 12/15/04.........     557,240
                                             ----------
                                                960,303
                                             ----------

                 GERMANY--29.7%
                 Abbey National Treasury,
 DM   2,500        5.625%, 9/30/02.........   1,416,799
                 Austrian Gov't. Bonds,
      2,500        7.25%, 5/3/07...........   1,568,971
                 Deutsche Pfandbriefe
                   Hypobk,
      2,500        5.625%, 2/7/03..........   1,406,376
                 DSL Finance NV,
      2,000        5.75%, 3/19/09..........   1,083,965
                 Finland Gov't. Bonds,
      2,500        5.50%, 2/9/01...........   1,443,898
                 German Gov't. Bonds,
      4,000        6.00%, 1/5/06...........   2,322,466
                                             ----------
                                              9,242,475
                                             ----------

                 ITALY--8.0%
                 Italian Gov't. Bonds,
L   500,000       10.50%, 7/15/00..........     318,683
  3,000,000       12.00%, 1/1/03...........   2,185,981
                                             ----------
                                              2,504,664
                                             ----------

                 JAPAN--14.4%
                 Asian Dev. Bank,
Yen 100,000        3.125%, 6/29/05.........     835,184
                 Federal National Mortgage
                   Assn.,
    140,000        2.00%, 12/20/99.........   1,099,563
                 Japan Dev. Bank,
    130,000        5.00%, 10/1/99..........   1,070,307
                 Japanese Gov't. Bonds,
     50,700        2.50%, 6/20/07..........     408,567
                 Kingdom of Belgium,
    130,000        5.00%, 12/17/99.........   1,079,268
                                             ----------
                                              4,492,889
                                             ----------

                 NETHERLANDS--7.3%
                 Dutch Gov't. Bonds,
 NLG  2,000        9.00%, 5/15/00..........   1,085,493
      2,000        7.50%, 1/15/23..........   1,195,473
                                             ----------
                                              2,280,966
                                             ----------

                 NEW ZEALAND--6.0%
                 New Zealand Gov't. Bonds,
NZ$     700        6.50%, 2/15/00..........     397,716
      1,600        10.00%, 3/15/02.........   1,016,834
        750        8.00%, 11/15/06.........     461,835
                                             ----------
                                              1,876,385
                                             ----------

                 SPAIN--3.9%
                 Spanish Gov't. Bonds,
Pts 160,000        5.00%, 1/31/01..........   1,056,515
     25,000        5.25%, 1/31/03..........     164,916
                                             ----------
                                              1,221,431
                                             ----------

                 SWEDEN--3.0%
                 Toyota Motor Credit,
SEK   7,000      7.50%, 8/6/01.............     926,806
                                             ----------

                 UNITED KINGDOM--8.3%
Pound            European Investment Bank,
Sterling           Bonds,
        200        8.00%, 6/10/03..........     344,596
                 Treasury Corp. Victoria,
        800        8.75%, 7/9/03...........   1,423,062

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERNATIONAL BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
   (000)                DESCRIPTION           (NOTE 1)
   -----                -----------           --------
                 UNITED KINGDOM--(CONT'D.)

Pound            United Kingdom Treasury
Sterling           Bonds,
        500        7.00%, 11/6/01..........  $  831,259
                                             ----------
                                              2,598,917
                                             ----------
                 Total long-term
                   investments
                   (cost $30,489,530)......  29,923,366
                                             ----------

                 SHORT-TERM INVESTMENTS--0.5%

                 REPURCHASE AGREEMENTS--0.5%
US$     160      State Street Bank & Trust
                   Co., 2.00%, due 1/2/98
                   in the amount of
                   $160,018 (cost $160,000;
                   value of collateral
                   including accrued
                   interest is $164,550)...     160,000
                                             ----------

                 TOTAL INVESTMENTS--96.5%
                 (cost $30,649,530; Note
                   4)......................   30,083,366
                 Other assets in excess of
                   liabilities--3.5%.......    1,105,229
                                             -----------
                 Net Assets--100%..........  $31,188,595
                                             ===========

------------------
Portfolio securities are classified according to the securities currency denomination.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

TOTAL RETURN BOND PORTFOLIO
Portfolio of Investments December 31, 1997

 MOODY'S   PRINCIPAL
  RATING    AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION          (NOTE 1)
-----------   -----         -----------          --------
                       LONG-TERM
                         INVESTMENTS--89.1%

                       CORPORATE BONDS--14.9%

                       AIRLINES--2.6%
                       United Airlines, Inc.,
Baa1       $  1,000      10.85%, 2/19/15.....  $  1,331,980
                                               ------------

                       BANKING--1.0%
                       Kansallis Osake Pankki,
                         (Finland),
A3              500      8.651%, 12/29/49....       511,630
                                               ------------

                       ENERGY--2.2%
                       California Energy Co.,
                         Inc.,
Ba1           1,000      9.875%, 6/30/03.....     1,084,570
                                               ------------

                       FINANCIAL
                       SERVICES--2.1%
                       Heller Financial,
                         Inc.,
A2              800      6.25%, 1/15/99......       799,395
                       PaineWebber Group,
                         Inc.,
Baa1            250      6.75%, 2/1/06.......       249,315
                                               ------------
                                                  1,048,710
                                               ------------

                       INDUSTRIALS--2.0%
                       TCI Communications,
                         Inc.,
Ba1           1,000      7.25%, 6/15/99......     1,011,470
                                               ------------

                       TOBACCO--2.0%
                       RJR Nabisco, Inc.,
Baa3          1,000      8.00%, 7/15/01......     1,032,990
                                               ------------
                       UTILITIES--3.0%
                       El Paso Electric Co.,
Ba3             500      7.25%, 2/1/99.......       502,345
                       Niagara Mohawk Power
                         Corp.,
Ba3           1,000      6.875%, 3/1/01......     1,007,100
                                               ------------
                                                  1,509,445
                                               ------------
                       Total corporate bonds
                         (cost $7,402,446)...     7,530,795
                                               ------------

                       U.S. GOVERNMENT AGENCY
                         MORTGAGE BACKED
                         SECURITIES--52.0%
                       Federal Home Loan
                         Mortgage Corp.,
                         6.50%, 9/15/18 -
            $ 4,720      5/15/21.............     3,190,005
              3,500      7.00%, 1/1/99.......     3,530,625
              1,048      7.945%, 1/1/24......     1,095,049
                 23      9.25%, 1/1/10.......        24,115
                       Federal National
                         Mortgage Assn.,
              1,145      6.671%, 3/1/26......     1,165,760
              1,986      7.178%, 1/1/20......     2,044,541
                 11      8.50%, 4/1/99.......        11,467
                       Government National
                         Mortgage Assn.,
                         6.50%, 2/20/26 -
              4,181      7/20/27.............     4,272,953
                         7.00%, 2/20/17 -
              3,793      9/20/25.............     3,888,297
                525      7.375%, 6/20/23.....       541,159
              5,825      7.50%, 12/15/99.....     5,966,955
                       Resolution Trust
                         Corp.,
                180      6.95%, 6/25/23......       180,376
                115      8.35%, 6/25/29......       116,439
                198      9.25%, 6/25/23......       199,506
                                               ------------
                       Total U.S. Gov't.
                         agency mortgage
                         backed securities
                         (cost $25,946,150)..    26,227,247
                                               ------------

                       FOREIGN
                       SECURITIES--6.6%
                       Petroleas Mexicano
                       (Mexico),
Ba2           1,000++    6.71875%, 3/8/99....       990,000
                       Bundesrepublik Deut
                         (Germany)
Aaa         DM3,900      6.50%, 7/4/27.......     2,338,807
                                               ------------
                       Total foreign
                         securities
                         (cost $3,271,742)...     3,328,807
                                               ============

                       COLLATERALIZED MORTGAGE
                         OBLIGATIONS--3.1%
                       American Housing Trust
                         1, Senior Mortgage Pass
                         Through Certificate,
                         Series 1-5 Class A,
Aaa         $    20      8.625%, 8/25/18.....        20,483

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
TOTAL RETURN BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

 MOODY'S   PRINCIPAL
  RATING    AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION          (NOTE 1)
-----------   -----         -----------          --------
                       COLLATERALIZED MORTGAGE
                         OBLIGATIONS (CONT'D.)
                       Champion Home Loan
                         Equity, Series 1995,
                         Class A2-3,
Aaa        $  1,009 ++   8.57%, 2/25/28......  $  1,027,549
                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aa1             274 ++   8.16%, 11/25/24.....       280,750
                       PaineWebber Mortgage
                         Acceptance Corp.,
Aaa             138      7.00%, 10/25/23.....       138,471
                       Sears Savings Bank,
                         Series 1992A Class A
Aaa              67 ++   8.66%, 5/25/32......        67,266
                                               ------------
                       Total collateralized
                         mortgage
                         obligations
                         (cost $1,536,886)...     1,534,519
                                               ------------
                       U.S. GOVERNMENT
                       SECURITIES--12.5%
                       United States Treasury
                         Notes,
                706      3.625%, 7/15/02.....       702,727
                       United States Treasury
                         Bonds,
                200      6.00%, 2/15/26......       199,750
              3,700      6.50%, 11/15/26.....     3,949,750
              1,300      6.75%, 8/15/26......     1,431,222
                                               ------------
                       Total U.S. Government
                         Securities
                         (cost $5,859,520)...     6,283,449
                                               ------------
                       Total long-term
                         investments
                         (cost
                         $44,016,744)........    44,904,817
                                               ------------

                       SHORT-TERM
                         INVESTMENTS--34.1%

                       CORPORATE BONDS--30.4%

                       BANKING--2.0%
                       Advanta National Bank,
Baa3          1,000      5.98%, 2/10/98......       999,060
                                               ------------

                       COMMUNICATIONS--2.7%
                       BellSouth
                         Telecommunications,
                         Inc.,
P1            1,400      5.73%, 2/20/98......     1,388,858
                                               ------------

                       FINANCIAL
                       SERVICES--14.2%
                       Du Pont (E.I.) De
                       Nemours & Co.,
P1              400      5.74%, 2/13/98......       397,258
P1              200      5.83%, 1/28/98......       199,125
                       Ford Motor Credit
                         Corp.,
P1            2,000      5.54%, 1/7/98.......     1,998,153
                       General Electric
                         Capital Corp.,
P1              600      5.63%, 1/23/98......       597,936
                       General Motors
                         Acceptance Corp.,
P1              300      5.79%, 1/21/98......       299,035
                       IBM Credit Corp.,
P1            1,600      5.60%, 1/15/98......     1,596,516
                       KFW International
                       Finance, Inc.,
P1              400      5.73%, 2/2/98.......       397,963
                       New Center Asset
                         Trust,
P1            1,700      5.72%, 1/23/98......     1,694,057
                                               ------------
                                                  7,180,043
                                               ------------

                       MISCELLANEOUS--0.9%
                       PDV America, Inc.,
Baa3            450      7.25%, 8/1/98.......       452,241
                                               ------------

                       TELECOMMUNICATION
                       SERVICES--4.0%
                       AT&T Corp.,
Baa3          2,000      5.955%, 1/23/98.....     2,000,080
                                               ------------
                       Total corporate bonds
                         (cost $12,023,006)..    12,020,282
                                               ------------

                       FOREIGN SECURITIES--9.0%
                       Banco Latinoamericano
                       De Expor,
Baa2            300      5.90%, 3/31/98......       299,550
Baa2          3,000      5.95%, 2/27/98......     2,997,300
                       Caisse D
                         Amortissement,
P1              500      5.75%, 1/5/98.......       499,680
                       Canadian Government
                         Treasury Bills,
P1              300      5.69%, 2/9/98.......       298,151
P1              500      5.77%, 1/8/98.......       499,439
                                               ------------
                       Total foreign
                         securities
                         (cost $4,594,120)...     4,594,120
                                               ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

             PRINCIPAL
              AMOUNT                                     VALUE
               (000)          DESCRIPTION               (NOTE 1)
               -----          -----------               --------
                       U.S. GOVERNMENT
                       SECURITIES--0.4%
                       United States Treasury
                         Bills,
           $    120 +    5.02%, 2/5/98.......        $    119,415
                 35 +    5.085%, 2/5/98......              34,827
                 15 +    5.13%, 2/5/98.......              14,925
                 30 +    5.19%, 3/12/98......              29,697
                                                     ------------
                                                          198,864
                                                     ------------
                       Total U.S. Government
                         Securities
                         (cost $198,864).....             198,864
                                                     ------------

                       REPURCHASE AGREEMENT--0.8%
                393    State Street Bank &
                         Trust Co., 2.00%, due
                         1/2/98 in the amount of
                         $393,044 (cost
                         $393,000; value of
                         collateral including
                         accrued interest is
                         $400,941)...........             393,000
                                                     ------------
                       Total short-term
                         investments
                         (cost $17,208,990)..          17,206,266
                                                     ------------

                       TOTAL INVESTMENTS--123.2%
                         (cost $61,225,734;
                         Note 4).............          62,111,083
                       Liabilities in excess
                         of other
                         assets--(23.2%).....         (11,700,301)
                                                     ------------
                       NET ASSETS--100%......        $ 50,410,782
                                                     ============

---------------
 + Pledged as initial margin on financial futures contracts.
++ Rate shown reflects current rate on variable rate instrument.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERMEDIATE-TERM BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
-----------    -----          -----------         --------
                         LONG-TERM
                           INVESTMENTS--68.3%

                         CORPORATE BONDS--16.1%

                         AIRLINES--2.1%
                         United Airlines,
                           Inc.,
Baa1        $  1,500       10.85%, 2/19/15..... $ 1,997,970
                                                ------------

                         FINANCIAL
                         SERVICES--1.6%
                         Heller Financial,
                           Inc.,
A2             1,500       6.25%, 1/15/99......   1,498,866
                                               ------------

                         INDUSTRIALS--2.7%
                         TCI Communications,
                           Inc.,
Ba1            2,500       6.82%, 9/15/10......   2,508,175
                                               ------------

                         TOBACCO--2.0%
                         RJR Nabisco, Inc.,
Baa3           1,250       8.00%, 7/15/01......   1,291,237
Baa3             600       8.625%, 12/1/02.....     638,754
                                               ------------
                                                  1,929,991
                                               ------------

                         UTILITIES--7.7%
                         California Energy
                           Co., Inc.,
Ba2            2,000       9.875%, 6/30/03.....   2,169,140
                         Long Island Lighting
                           Co.,
Ba3            1,535       7.30%, 7/15/99......   1,555,339
                         Niagara Mohawk Power
                           Corp.,
Ba3            2,000       6.875%, 3/1/01......   2,014,200
                         Texas-New Mexico
                           Power Company,
Ba3            1,500       12.50%, 1/15/99.....   1,584,270
                                               ------------
                                                  7,322,949
                                               ------------
                         Total corporate bonds
                           (cost $15,034,794).   15,257,951
                                               ------------

                         U.S. GOVERNMENT
                         AGENCY MORTGAGE
                           BACKED SECURITIES
                           --34.8%
                         Federal Home Loan
                           Mortgage Corp.,
                  154      6.00%, 4/1/24.......      149,156
                           6.50%, 9/15/18-
                2,849      12/15/21 I/O.......       372,643
                8,300      7.00%, 1/1/99.......    8,372,625
                  115      9.25%, 1/1/10.......      121,780
                         Federal National
                           Mortgage Assn.,
                  188      6.19%, 12/1/30......      188,287
                2,289      6.671%, 3/1/26......    2,331,520
                1,060++    6.75%, 8/1/24.......    1,078,761
                1,641++    7.765%, 8/1/25......    1,715,658
                   25      8.50%, 7/1/99.......       24,844
                   36      8.50%, 4/1/99.......       35,984
                         Government National
                           Mortgage Assn.,
                2,176++    6.50%, 2/20/26......    2,229,626
                1,262++    6.875%, 10/20/24....    1,298,570
                1,290++    7.00%, 1/20/24......    1,327,086
                           7.375%, 5/20/23 -
                2,771++    6/20/23............     2,851,697
                9,475      7.50%, 12/15/99.....    9,705,906
                         Resolution Trust
                           Corp.,
Aa2               284++    6.95%, 6/25/23......      285,000
AAA##             577      8.35%, 6/25/29......      582,196
Baa2              395      9.25%, 6/25/23......      399,016
                                                ------------
                         Total U.S. Government
                           agency mortgage
                           backed securities
                           (cost
                           $32,732,499).......    33,070,355
                                                ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
-----------    -----          -----------         --------
                         COLLATERALIZED
                         MORTGAGE
                           OBLIGATIONS--11.0%
                         Champion Home Loan
                           Equity, Series
                           1995,
                           Class A2-3,
AAA##         $  1,513     8.57%, 2/25/28...... $ 1,541,322
                         Countrywide
                           Collateralized
                           Mortgage
                           Obligation,
Aaa              628       6.75%, 2/25/24......     626,679
Aa1              274       8.16%, 11/25/24.....     280,750
                         Federal National
                           Mortgage
                           Association
                           Guaranteed
                           Certificate, Remic
                           Trust 1997-1, Class
                           A,
               2,508       6.50%, 2/18/04......   2,527,463
                         Government National
                           Mortgage Assn.,
                           Remic Trust 1995-2,
                           Class Kq,
               3,000       8.50%, 3/20/25......   3,320,610
                         PaineWebber Mortgage
                         Acceptance Corp.,
Aaa              277       7.00%, 10/25/23.....     276,942
                         Residential Asset
                           Securities Corp.,
                           Series 1996 Ks4,
                           Class A2,
Aaa            1,730       5.9875%, 10/25/27...   1,732,410
                         Sears Savings Bank,
                           Series 1992-A,
                           Class A,
Aaa              192       8.66%, 5/25/32......     193,912
                                               ------------
                         Total collateralized
                           mortgage obligations
                           (cost $10,331,416)..  10,500,088
                                               ------------

                         U.S. GOVERNMENT
                         SECURITIES--1.5%
                         United States
                         Treasury Notes,
               1,413       3.625%, 7/15/02
                           (cost $1,405,994)..    1,405,453
                                               ------------

                         FOREIGN GOVERNMENT
                         OBLIGATION--4.9%
                         Deutschland Republic,
                           Series 1997,
Aaa          DM 7,800      6.50%, 7/4/27
                           (cost $4,649,094)..     4,677,615
                                                ------------
                         Total long-term
                           investments
                           (cost
                           $64,153,797).......    64,911,462
                                                ------------

                         SHORT-TERM
                           INVESTMENTS--49.3%

                         COLLATERALIZED
                         MORTGAGE
                           OBLIGATION--4.7%
                         New Center Asset
                           Trust,
P1            US$4,500     5.71%, 1/20/98
                           (cost $4,486,439)..     4,485,774
                                                ------------

                         CORPORATE BONDS--18.9%
                         A T & T Capital
                           Corp.,
Baa3            4,000      6.38%, 8/28/98......    4,010,400
Baa3            4,000      5.955%, 1/23/98.....    4,000,160
                         Advanta National
                           Bank,
Baa3            4,000      5.98%, 2/10/98......    3,996,240
                         Paine Webber Group,
                           Inc.,
Baa1            2,000      6.07%, 3/6/98.......    2,000,600
                         PDV America, Inc.,
Baa3            1,950      7.25%, 8/1/98.......    1,959,711
                         Salomon, Inc.,
A2              2,000      6.47%, 3/19/98......    2,001,860
                                                ------------
                         Total corporate bonds
                           (cost $17,954,678).    17,968,971
                                                ------------

                         CORPORATE NOTES--22.2%
                         BellSouth
                           Telecommunications,
                           Inc.,
P1                500      5.78%, 1/29/98......      497,752
                         Caisse
                           D'Amortissement,
P1                600      5.72%, 2/5/98.......      596,663
P1              1,800      5.75%, 1/5/98.......    1,798,850
                         Canadian Wheat Board,
P1              1,800      5.77%, 1/13/98......    1,796,538

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERMEDIATE-TERM BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
-----------    -----          -----------         --------
                         CORPORATE NOTES
                         --(CONT'D.)
                         Du Pont (E. I.) De
                           Nemours & Co.,
P1          $    600       5.74%, 2/13/98...... $   595,886
                         First USA Bank,
Aa2            5,000       6.16%, 3/31/98......   5,000,700
                         Ford Motor Credit
                           Corp.,
P1             4,000       5.54%, 1/7/98.......   3,996,085
                         General Electric
                           Capital Corp.,
P1             2,100       5.55%, 1/21/98......   2,093,094
P1             1,200       5.89%, 1/22/98......   1,195,877
                         International
                           Business
                           Machines Corp.,
P1               200       5.82%, 1/16/98......     199,515
                         KFW International
                           Finance Inc.,
P1             3,300       5.60%, 1/9/98.......   3,295,893
                                               ------------
                         Total corporate notes
                           (cost
                           $21,066,348).......   21,066,853
                                               ------------

                         FOREIGN GOVERNMENT
                           OBLIGATION--2.2%
                         Canadian Government
                           Treasury Bills,
A1             2,100       5.72%, 1/30/98
                         (cost $2,090,324)....    2,090,324
                                               ------------

                         U.S. GOVERNMENT
                         SECURITIES--0.3%
                         United States
                           Treasury Bills,
                  70 +     5.02%, 2/5/98.......      69,642
                  55 +     5.085%, 2/5/98......      54,718
                  25 +     5.13%, 2/5/98.......      24,872
                  10 +     5.16%, 2/5/98.......       9,949
                  20 +     5.175%, 4/16/98.....      19,697
                 140 +     5.19%, 3/12/98......     138,606
                                               ------------
                         Total U.S. Government
                           securities
                           (cost $317,497)....      317,484
                                               ------------

                       REPURCHASE
                       AGREEMENT--1.0%
                       State Street Bank &
                         Trust Co.,

                925    2.00%, due 1/2/98 in
                         the amount of
                         $925,103 (cost
                         $925,000; value of
                         collateral including
                         accrued interest is
                         $974,186)...........       925,000
                                               ------------
                       Total short-term
                         investments
                         (cost
                         $46,840,286)........    46,854,406
                                               ------------

                       TOTAL INVESTMENTS
                       --117.6%
                       (cost $110,994,083;
                         Note 4).............   111,765,868
                       Liabilities in excess
                         of other
                         assets--(17.6%).....   (16,695,090)
                                               ------------
                       NET ASSETS--100%......  $ 95,070,778
                                               ============

---------------
I/O--Interest Only Security.
## Standard & Poor's Rating.
 + Pledged as initial margin on futures contracts.
++ Rate shown reflects current rate on variable rate instrument.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

MORTGAGE BACKED SECURITIES PORTFOLIO
Portfolio of Investments December 31, 1997

 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
  -----                 -----------           --------
                 LONG-TERM INVESTMENTS--97.8%

                 COLLATERALIZED MORTGAGE
                   OBLIGATIONS--30.5%
                 Federal Home Loan Mortgage
                   Corp.,
$       850        4.25%, 12/15/21, PAC....  $  728,339
        374        5.25%, 12/15/22, PAC....     358,151
        221        5.50%, 8/15/21, PAC.....     206,841
        350        5.80%, 8/15/19, PAC.....     338,734
        100        5.95%, 6/15/19, PAC.....      99,218
        160        6.00%, 5/15/22..........     158,499
      3,011        6.00%, 5/15/08 - 5/15/23,
                   PAC.....................   2,930,630
        500        6.50%, 8/15/06, PAC.....     502,655
        110        7.00%, 3/15/23, PAC.....     114,606
      6,618        7.50%, 6/15/22, PAC I/O.     850,971
        500        8.00%, 12/15/06, PAC....     541,715
      1,421        8.00%, 8/15/04 -
                   7/15/21.................   1,496,015
        188        9.00%, 10/15/20.........     199,935
         34        10.00%, 6/15/19, PAC....      34,488
                 Federal National Mortgage
                   Assn.,
      1,216        5.00%, 3/25/21..........   1,114,168
      1,532        5.941%, 1/25/09.........   1,522,967
        350        6.00%, 4/25/08, PAC.....     345,849
        573        6.00%, 10/25/21 -
                   10/25/22................     539,336
        800        6.25%, 1/25/09, PAC.....     792,000
      2,595        6.50%, 2/25/06 - 12/25/23,
                   PAC.....................   2,573,982
        361        6.50%, 12/25/19 -
                   4/25/22.................     351,472
      3,769        7.00%, 9/25/19, PAC I/O.     353,624
        954        7.385%, 3/25/21.........     988,065
        380        7.50%, 5/25/07..........     402,884
        300        8.00%, 8/25/06, PAC.....     310,311
        189        8.00%, 12/25/21.........     207,631
        600        8.50%, 7/25/18 - 2/25/20,
                   PAC.....................     636,351
        582        8.50%, 6/25/21..........     612,746
                 First Boston Mortgage
                   Securities,
      1,098      Zero Coupon, 4/25/17,
                   P/O.....................     854,848
      1,098        8.985%, 4/25/17, I/O....     288,831
                 First Union-Lehman
                   Brothers
                   Commerical Mortgage,
      1,000        6.60%, 11/18/29.........   1,005,937
                 Salomon Brothers Mortgage
                   Securities,
        419        6.00%, 12/25/11.........     412,889
                                             ----------
                 Total collateralized
                   mortgage
                   obligations
                   (cost $21,853,483)......  21,874,688
                                             ----------

                U.S. GOVERNMENT AGENCY
                  MORTGAGE
                  PASS-THROUGH
                  OBLIGATIONS--65.4%
                Federal Home Loan Mortgage
                  Corp.,
       485        6.50%, 2/01/04...........     486,517
     6,458        7.00%, 2/01/99 -
                  12/01/25.................   6,583,182
        22        7.25%, 7/01/06...........      22,749
       239        7.50%, 3/01/08...........     245,631
       119        8.25%, 12/01/05 -
                  5/01/08..................     125,155
       429        8.50%, 6/01/03 - 7/01/21.     451,647
       145        8.75%, 12/01/08..........     152,893
     1,450        9.00%, 1/01/02 - 3/01/11.   1,525,296
        39        10.00%, 1/01/04..........      41,124
        49        10.50%, 11/01/19.........      54,298
        66        11.50%, 3/01/16..........      74,556
        44        12.75%, 11/01/13.........      50,858
        27        13.25%, 5/01/13..........      31,170
        44        14.00%, 6/01/11..........      53,371
                Federal National Mortgage
                  Assn.,
       796        7.00%, 12/01/00 -
                  7/01/25..................     802,088
       423        7.50%, 2/01/20...........     438,972
       206        7.75%, 10/01/19..........     214,713
        17        8.00%, 3/01/07 - 6/01/07.      17,814
       207        8.50%, 6/01/10...........     215,914
       275        9.75%, 1/01/11...........     293,677
                Government National
                Mortgage Assn.,
       725        6.50%, 9/15/23...........     719,374
    13,277        7.00%, 5/15/17 - 9/15/22.  13,431,174
     8,514        7.50%, 8/15/11 -
                  12/20/23.................   8,761,401
     3,049        8.00%, 1/15/08 - 8/15/22.   3,181,151
     1,341        8.25%, 6/20/17 - 7/20/17.   1,439,997
       890        8.50%, 3/15/05 -
                  11/15/21.................     945,820
     4,279        9.00%, 5/20/05 - 1/15/20.   4,612,861
     1,413        9.50%, 9/15/02 - 1/15/21.   1,529,266
         1        13.00%, 2/15/11..........       1,128
       108        13.50%, 6/15/10 -
                  10/15/12.................     130,977
       100        14.00%, 6/15/11 -
                  4/15/12..................     120,956
        48        16.00%, 4/15/12 -
                  5/15/12..................      58,679
                                             ----------
                Total U.S. Government
                  agency
                  mortgage pass-through
                  obligations
                  (cost $44,430,901).......  46,814,409
                                             ----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
MORTGAGE BACKED SECURITIES PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1997

 PRINCIPAL
  AMOUNT                                        VALUE
  (000)                 DESCRIPTION            (NOTE 1)
  -----                 -----------            --------
                U.S. GOVERNMENT
                SECURITIES--1.9%
                United States Treasury
                  Bonds,
$    1,000        8.75%, 5/15/17
                  (cost $1,302,309)........  $  1,311,090
                                             ------------
                Total long-term investments
                  (cost $67,586,693).......    70,000,187
                                             ------------

                SHORT-TERM INVESTMENTS--1.8%

                REPURCHASE AGREEMENT--1.8%
     1,304      PaineWebber Inc.,
                  6.60%, due 1/2/98 in the
                  amount of $1,304,478
                  (cost $1,304,000; the
                  value of the collateral
                  including accrued inter-
                  est is $1,339,494).......     1,304,000
                                             ------------

                U.S. GOVERNMENT AGENCY
                  MORTGAGE PASS-THROUGH
                  OBLIGATIONS
                Federal Home Loan Mortgage
                  Corp.
         2        6.50%, 1/01/98...........         1,569
                                             ------------
                Total short-term
                  investments
                  (cost $1,305,599)........     1,305,569
                                             ------------
                TOTAL INVESTMENTS--99.6%
                  (cost $68,892,292; Note
                  4).......................    71,305,756
                Other assets in excess of
                  liabilities--0.4%........       289,751
                                             ------------
                NET ASSETS--100%...........  $ 71,595,507
                                             ============

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Portfolio of Investments December 31, 1997

 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
  -----                 -----------           --------
                FEDERAL FARM CREDIT
                BANK--4.7%
$    2,000        5.70%, 11/3/98...........  $  1,998,872
                                             ------------

                FEDERAL HOME LOAN
                BANK--21.2%
     5,000        5.50%, 2/6/98............     4,972,500

     2,000        5.81%, 11/4/98...........     1,999,072

     2,000        5.80%, 12/18/98..........     1,999,806
                                             ------------
                                                8,971,378
                                             ------------
                FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION--11.8%

     5,000        5.52%, 2/19/98...........     4,962,433
                                             ------------

                STUDENT LOAN MARKETING
                ASSOCIATION--4.7%

     2,000        5.82%, 9/16/98...........     1,999,378
                                             ------------

                REPURCHASE AGREEMENTS--83.5%

     8,841      Aubrey Lanston, 6.50%, due
                  1/2/98 in the amount of
                  $8,844,193 (cost
                  $8,841,000; value of
                  collateral including ac-
                  crued interest -
                  $9,021,996)..............     8,841,000

     8,842      Swiss Bank Corp., 6.55%,
                  due 1/2/98 in the amount
                  of $8,845,218 (cost
                  $8,842,000; value of
                  collateral including ac-
                  crued interest -
                  $9,016,757)..............     8,842,000

     8,841      Lehman Brothers Hldgs.,
                  Inc., 6.57%, due 1/2/98
                  in the amount of
                  $8,844,227 (cost
                  $8,841,000; value of
                  collateral including
                  accrued interest -
                  $9,521,185)..............     8,841,000

     8,842      Paribas, 6.75%, due 1/2/98
                  in the amount of
                  $8,845,316 (cost
                  $8,842,000; value of
                  collateral including
                  accrued interest -
                  $9,020,156)..............     8,842,000
                                               ----------
                                               35,366,000
                                               ----------

                TOTAL INVESTMENTS--125.9%

                (amortized cost
                  $53,298,061*)............    53,298,061

                Liabilities in excess of
                  other assets--(25.9%)....   (10,972,529)
                                               ----------

                NET ASSETS--100%...........   $42,325,532
                                               ==========

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

------------------------------------------------------------------------------------------------------------------------------
                                        LARGE CAPITALIZATION  LARGE CAPITALIZATION  SMALL CAPITALIZATION  SMALL CAPITALIZATION
                                          GROWTH PORTFOLIO      VALUE PORTFOLIO       GROWTH PORTFOLIO      VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                      $245,691,526          $275,953,582          $168,710,427          $164,325,079
------------------------------------------------------------------------------------------------------------------------------
Cash                                                  --                 8,754                    --                36,542
------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value
(cost $825,817; $67)                                  --                    --                    --                    --
------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                  418,150               490,969               215,415               237,814
------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                       --             1,408,733               229,432               557,099
------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable                 85,499               575,792                32,649               130,567
------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets                 5,280                 5,483                 3,639                 3,151
------------------------------------------------------------------------------------------------------------------------------
Due from broker - variation margin                    --                    --                    --                    --
------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts-net amount
  receivable from counterparties                      --                    --                    --                    --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                           246,200,455           278,443,313           169,191,562           165,290,252

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                325,634             1,322,800             1,850,185             1,000,337
------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired             1,694,937             1,836,843             1,259,217               665,896
------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities           216,395                37,490               113,804               161,516
------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                     --                    --                    --                    --
------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                             --                 7,362                    --                    --
------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                            7,397                 7,397                 7,397                 7,397
------------------------------------------------------------------------------------------------------------------------------
Due to Manager                                    61,512               138,222                62,823                40,937
------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts-net amount
  payable to counterparties                           --                    --                    --                    --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                        2,305,875             3,350,114             3,293,426             1,876,083

NET ASSETS                                  $243,894,580          $275,093,199          $165,898,136          $163,414,169
------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest, at par     $     17,954          $     16,974          $     10,654          $      9,336
------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital in excess of par           180,283,183           181,034,352           128,592,745           121,361,129
------------------------------------------------------------------------------------------------------------------------------
                                             180,301,137           181,051,326           128,603,399           121,370,465
  Under (over) distribution of net
  investment income                                  --               470,031                    --                    --
------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                    (3,756,273)            4,220,043             3,957,309             2,187,826
------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/depreciation                   67,349,716            89,351,799            33,337,428            39,855,878
------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 1997             $243,894,580          $275,093,199          $165,898,136          $163,414,169
------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest issued
  and outstanding                             17,954,643            16,973,575            10,653,620             9,335,840
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price and
     redemption price per share                   $13.58                $16.21                $15.57                $17.50
------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of investments.          $178,341,810          $186,601,783          $135,372,999          $124,469,201

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL       INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED     U.S. GOVERNMENT MONEY
EQUITY PORTFOLIO     BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO    MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

  $237,235,811        $ 30,083,366       $ 62,111,083       $   111,765,868         $   71,305,756          $53,298,061
------------------------------------------------------------------------------------------------------------------------------
        98,964                  57              1,936                 3,334                 15,649                   --
------------------------------------------------------------------------------------------------------------------------------

       811,414                  59                 --                    --                     --                   --
------------------------------------------------------------------------------------------------------------------------------
       343,654              95,022            209,526                94,744                124,808            1,901,790
------------------------------------------------------------------------------------------------------------------------------
            --                  --          2,964,609                    --              3,613,500                   --
------------------------------------------------------------------------------------------------------------------------------
       639,761             947,331            538,401             1,339,288                507,703               75,242
------------------------------------------------------------------------------------------------------------------------------
         5,455              15,425              1,218                 2,143                  1,776               25,281
------------------------------------------------------------------------------------------------------------------------------
            --                  --             33,750                87,126                     --                   --
------------------------------------------------------------------------------------------------------------------------------

            --             140,618             33,189               159,371                     --                   --
------------------------------------------------------------------------------------------------------------------------------
   239,135,059          31,281,878         65,893,712           113,451,874             75,569,192           55,300,374
------------------------------------------------------------------------------------------------------------------------------
       242,521                  --         15,357,484            17,963,828              3,628,969                   --
------------------------------------------------------------------------------------------------------------------------------
       764,526              27,817             45,171               255,862                163,054           12,940,382
------------------------------------------------------------------------------------------------------------------------------
        95,811              37,798             51,664                42,620                124,454               12,277
------------------------------------------------------------------------------------------------------------------------------
            --               8,145             13,785                14,152                 22,645                4,357
------------------------------------------------------------------------------------------------------------------------------
        34,828                 357                 --                    --                     --                   --
------------------------------------------------------------------------------------------------------------------------------
         7,397               5,710              7,397                 7,397                  7,397                7,397
------------------------------------------------------------------------------------------------------------------------------
       139,078              13,456              7,429                36,201                 27,166               10,429
------------------------------------------------------------------------------------------------------------------------------
            --                  --                 --                61,036                     --                   --
------------------------------------------------------------------------------------------------------------------------------
     1,284,161              93,283         15,482,930            18,381,096              3,973,685           12,974,842
------------------------------------------------------------------------------------------------------------------------------
  $237,850,898         $31,188,595        $50,410,782           $95,070,778            $71,595,507          $42,325,532
------------------------------------------------------------------------------------------------------------------------------

  $     16,662        $      3,401       $      4,773       $         9,128         $        6,850          $    42,325
------------------------------------------------------------------------------------------------------------------------------
   202,100,393          31,941,741         49,095,102            93,887,483             70,201,506           42,283,207
------------------------------------------------------------------------------------------------------------------------------
   202,117,055          31,945,142         49,099,875            93,896,611             70,208,356           42,325,532
------------------------------------------------------------------------------------------------------------------------------

       316,826            (314,807)           223,566               218,646                 57,342                   --
------------------------------------------------------------------------------------------------------------------------------
       (70,928)               (793)           159,106               (47,889)            (1,083,655)                  --
------------------------------------------------------------------------------------------------------------------------------
    35,487,945            (440,947)           928,235             1,003,410              2,413,464                   --
------------------------------------------------------------------------------------------------------------------------------
  $237,850,898         $31,188,595        $50,410,782           $95,070,778            $71,595,507          $42,325,532
------------------------------------------------------------------------------------------------------------------------------

    16,662,216           3,401,148          4,772,691             9,127,761              6,849,808           42,325,532
------------------------------------------------------------------------------------------------------------------------------
        $14.27               $9.17             $10.56                $10.42                 $10.45                $1.00
------------------------------------------------------------------------------------------------------------------------------
  $201,720,391         $30,649,530        $61,225,734          $110,994,083            $68,892,292          $53,298,061

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
STATEMENTS OF OPERATIONS
For The Year Ended December 31, 1997

---------------------------------------------------------------------------------------------------------------
                                           LARGE CAPITALIZATION    LARGE CAPITALIZATION    SMALL CAPITALIZATION
                                             GROWTH PORTFOLIO        VALUE PORTFOLIO         GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Income
  Interest                                     $    444,922            $    205,036            $    357,084
---------------------------------------------------------------------------------------------------------------
  Dividends                                       1,302,808               6,496,765                 318,722
---------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                      (507)                (51,013)                 (1,419)
---------------------------------------------------------------------------------------------------------------
      TOTAL INCOME                                1,747,223               6,650,788                 674,387
---------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                  1,453,397               1,521,474                 939,417
---------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                     100,000                 130,000                  97,000
---------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses                 90,700                  91,500                  90,700
---------------------------------------------------------------------------------------------------------------
  Reports to shareholders                            50,000                  30,000                  40,000
---------------------------------------------------------------------------------------------------------------
  Registration fees                                  24,000                  21,000                  30,000
---------------------------------------------------------------------------------------------------------------
  Audit fee                                          13,500                  13,500                  13,500
---------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                             7,000                   7,000                   7,000
---------------------------------------------------------------------------------------------------------------
  Amortization of organization expenses               5,786                   5,786                   5,786
---------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                         2,700                   2,700                   2,700
---------------------------------------------------------------------------------------------------------------
  Insurance                                           5,400                   5,500                   3,000
---------------------------------------------------------------------------------------------------------------
  Miscellaneous                                       7,393                   6,911                   1,992
---------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                              1,759,876               1,835,371               1,231,095
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        (12,653)              4,815,417                (556,708)
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                        24,436,720              25,006,548              24,119,898
---------------------------------------------------------------------------------------------------------------
  Financial futures contracts                            --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                          --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Options written                                        --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Short sale transactions                                --                      --                      --
---------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)                   24,436,720              25,006,548              24,119,898
---------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation on:
  Investments                                    20,104,947              35,519,278               5,445,586
---------------------------------------------------------------------------------------------------------------
  Financial futures contracts                            --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Foreign currencies                                     --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Options written                                        --                      --                      --
---------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION                        20,104,947              35,519,278               5,445,586
---------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS)                                  44,541,667              60,525,826              29,565,484
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS               $ 44,529,014            $ 65,341,243            $ 29,008,776
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
                                          SMALL CAPITALIZATION
                                            VALUE PORTFOLIO
---------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------
Income
  Interest                                    $    261,413
---------------------------------------------------------------------
  Dividends                                      1,569,549
---------------------------------------------------------------------
  Less: Foreign withholding taxes                   (1,459)
---------------------------------------------------------------------
      TOTAL INCOME                               1,829,503
---------------------------------------------------------------------
Expenses
  Management fee                                   864,964
---------------------------------------------------------------------
  Custodian's fees and expenses                    121,000
---------------------------------------------------------------------
  Transfer agent's fees and expenses                87,100
---------------------------------------------------------------------
  Reports to shareholders                           36,000
---------------------------------------------------------------------
  Registration fees                                 29,000
---------------------------------------------------------------------
  Audit fee                                         13,500
---------------------------------------------------------------------
  Legal fees and expenses                            7,000
---------------------------------------------------------------------
  Amortization of organization expenses              5,786
---------------------------------------------------------------------
  Trustees' fees and expenses                        2,700
---------------------------------------------------------------------
  Insurance                                          3,000
---------------------------------------------------------------------
  Miscellaneous                                      3,814
---------------------------------------------------------------------
      TOTAL EXPENSES                             1,173,864
---------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       655,639
---------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
---------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                       17,387,992
---------------------------------------------------------------------
  Financial futures contracts                           --
---------------------------------------------------------------------
  Foreign currency transactions                         --
---------------------------------------------------------------------
  Options written                                       --
---------------------------------------------------------------------
  Short sale transactions                               --
---------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)                  17,387,992
---------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation on:
  Investments                                   18,899,607
---------------------------------------------------------------------
  Financial futures contracts                           --
---------------------------------------------------------------------
  Foreign currencies                                    --
---------------------------------------------------------------------
  Options written                                       --
---------------------------------------------------------------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION                       18,899,607
---------------------------------------------------------------------
NET GAIN (LOSS)                                 36,287,599
---------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS              $ 36,943,238
---------------------------------------------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL       INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED      U.S. GOVERNMENT MONEY
EQUITY PORTFOLIO     BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO     MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
  $    349,110        $  2,034,266        $3,107,074          $ 6,065,580             $5,092,077            $ 2,093,304
------------------------------------------------------------------------------------------------------------------------------
     5,444,776                  --                --                   --                     --                     --
------------------------------------------------------------------------------------------------------------------------------
      (695,571)                 --                --                   --                     --                     --
------------------------------------------------------------------------------------------------------------------------------
     5,098,315           2,034,266         3,107,074            6,065,580              5,092,077               2,093,304
------------------------------------------------------------------------------------------------------------------------------
     1,718,754             175,813           216,559              430,089                322,907                  94,188
------------------------------------------------------------------------------------------------------------------------------
       325,000             132,000           111,000              112,000                167,000                  70,000
------------------------------------------------------------------------------------------------------------------------------
        90,700              32,900            35,400               39,800                 46,100                  10,500
------------------------------------------------------------------------------------------------------------------------------
        38,000              69,000            19,000               32,000                 33,000                  19,000
------------------------------------------------------------------------------------------------------------------------------
        54,000              20,000            22,000               28,000                 30,000                  25,000
------------------------------------------------------------------------------------------------------------------------------
        20,000              13,500            13,500               13,500                 13,500                   5,000
------------------------------------------------------------------------------------------------------------------------------
         7,000              12,000             7,000                7,000                  7,000                   7,000
------------------------------------------------------------------------------------------------------------------------------
         5,786              10,625             5,786                5,786                  5,786                   5,786
------------------------------------------------------------------------------------------------------------------------------
         2,700               2,700             2,700                2,700                  2,700                   2,700
------------------------------------------------------------------------------------------------------------------------------
         5,600                 900             1,100                2,100                  1,200                     700
------------------------------------------------------------------------------------------------------------------------------
        10,171               4,215             5,011                3,362                  3,549                   3,081
------------------------------------------------------------------------------------------------------------------------------
     2,277,711             473,653           439,056              676,337                632,742                 242,955
------------------------------------------------------------------------------------------------------------------------------
     2,820,604           1,560,613         2,668,018            5,389,243              4,459,335               1,850,349
------------------------------------------------------------------------------------------------------------------------------

    26,063,922          (2,260,925)          548,283              461,094                361,589                    (469)
------------------------------------------------------------------------------------------------------------------------------
            --                  --           216,225              867,924                (37,360)                     --
------------------------------------------------------------------------------------------------------------------------------
      (847,760)           (734,948)          218,239              252,812                     --                      --
------------------------------------------------------------------------------------------------------------------------------
            --              26,759            12,577               22,494                 35,962                      --
------------------------------------------------------------------------------------------------------------------------------
            --                  --                --                   --               (162,734)                     --
------------------------------------------------------------------------------------------------------------------------------
    25,216,162          (2,969,114)          995,324            1,604,324                197,457                     (469)
------------------------------------------------------------------------------------------------------------------------------

    (1,041,388)         (1,384,771)          476,476              457,886              1,448,008                      --
------------------------------------------------------------------------------------------------------------------------------
            --                  --           201,250              316,875                     --                      --
------------------------------------------------------------------------------------------------------------------------------
       (23,194)            504,241           (96,924)              (2,383)                    --                      --
------------------------------------------------------------------------------------------------------------------------------
            --                  --                --                   --                (15,119)                     --
------------------------------------------------------------------------------------------------------------------------------
    (1,064,582)           (880,530)          580,802              772,378              1,432,889                      --
------------------------------------------------------------------------------------------------------------------------------
    24,151,580          (3,849,644)        1,576,126            2,376,702              1,630,346                     (469)
------------------------------------------------------------------------------------------------------------------------------
   $26,972,184         $ (2,289,031)      $4,244,144          $ 7,765,945             $6,089,681              $ 1,849,880
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SMALL
                                                                                                               CAPITALIZATION
                                           LARGE CAPITALIZATION                LARGE CAPITALIZATION               GROWTH
                                             GROWTH PORTFOLIO                    VALUE PORTFOLIO                PORTFOLIO
                                       ----------------------------        ----------------------------        ------------
                                                                                                                YEAR ENDED
                                         YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                       ----------------------------        ----------------------------        ------------
                                           1997            1996                1997            1996                1997

INCREASE (DECREASE)
IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income (loss)          $    (12,653)   $    390,116        $  4,815,417    $  4,829,796        $   (556,708)
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on
   investment and foreign currency
   transactions                          24,436,720      11,243,006          25,006,548      11,707,935          24,119,898
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation/
   depreciation of investments           20,104,947      27,653,840          35,519,278      20,366,798           5,445,586
---------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations      44,529,014      39,286,962          65,341,243      36,904,529          29,008,776
---------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment
   income                                   (46,217)       (329,698)         (4,345,386)     (4,829,796)                 --
---------------------------------------------------------------------------------------------------------------------------
 Dividends in excess of net
   investment income                        (60,960)             --                  --        (435,227)                 --
---------------------------------------------------------------------------------------------------------------------------
 Distributions from net
   realized gains                       (31,971,788)    (23,349,943)        (24,366,069)     (9,766,690)        (21,977,874)
---------------------------------------------------------------------------------------------------------------------------
 Tax return of capital distributions             --              --                  --              --                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                     (32,078,965)    (23,679,641)        (28,711,455)    (15,031,713)        (21,977,874)
---------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS(a)
 Net proceeds from shares sold           47,455,937      63,352,161          54,334,008      67,051,579          38,578,759
---------------------------------------------------------------------------------------------------------------------------
 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions           31,377,043      23,329,793          28,089,014      14,708,918          21,564,493
---------------------------------------------------------------------------------------------------------------------------
 Cost of shares reacquired              (68,170,878)    (61,584,086)        (71,665,460)    (63,523,667)        (48,745,293)
---------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net
   assets from Fund share
   transactions                          10,662,102      25,097,868          10,757,562      18,236,830          11,397,959
---------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)          23,112,151      40,705,189          47,387,350      40,109,646          18,428,861

NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
Beginning of year                       220,782,429     180,077,240         227,705,849     187,596,203         147,469,275
---------------------------------------------------------------------------------------------------------------------------
End of year                            $243,894,580    $220,782,429        $275,093,199    $227,705,849        $165,898,136
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                        SMALL
                                     CAPITALIZATION
                                        GROWTH              SMALL CAPITALIZATION
                                      PORTFOLIO               VALUE PORTFOLIO
                                     ------------       ----------------------------
                                      YEAR ENDED
                                     DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                     ------------       ----------------------------
                                          1996                1997            1996
----------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
----------------------------------------------------------------------------------------
Operations
 Net investment income (loss)         $   (445,756)       $    655,639    $    847,572
----------------------------------------------------------------------------------------
 Net realized gain (loss) on
   investment and foreign currency
   transactions                         16,882,644          17,387,992      10,384,665
----------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation/
   depreciation of investments           6,803,397          18,899,607      11,237,645
----------------------------------------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations     23,240,285          36,943,238      22,469,882
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment
   income                                       --            (664,037)       (837,683)
----------------------------------------------------------------------------------------
 Dividends in excess of net
   investment income                            --             (94,907)             --
----------------------------------------------------------------------------------------
 Distributions from net
   realized gains                      (16,337,409)        (17,432,911)     (4,467,642)
----------------------------------------------------------------------------------------
 Tax return of capital distributions            --                  --              --
----------------------------------------------------------------------------------------
Total distributions                    (16,337,409)        (18,191,855)     (5,305,325)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS(a)
 Net proceeds from shares sold          52,292,568          44,917,116      44,712,582
----------------------------------------------------------------------------------------
 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions          16,090,077          17,747,752       5,207,885
----------------------------------------------------------------------------------------
 Cost of shares reacquired             (49,348,968)        (44,673,985)    (38,007,600)
----------------------------------------------------------------------------------------
 Net increase/(decrease) in net
   assets from Fund share
   transactions                         19,033,677          17,990,883      11,912,867
----------------------------------------------------------------------------------------
      Total increase (decrease)         25,936,553          36,742,266      29,077,424
NET ASSETS
----------------------------------------------------------------------------------------
Beginning of year                      121,532,722         126,671,903      97,594,479
----------------------------------------------------------------------------------------
End of year                           $147,469,275        $163,414,169    $126,671,903
----------------------------------------------------------------------------------------

(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------------------------------------------
              INTERNATIONAL                 INTERNATIONAL
                 EQUITY                         BOND                      TOTAL RETURN               INTERMEDIATE-TERM
                PORTFOLIO                     PORTFOLIO                  BOND PORTFOLIO               BOND PORTFOLIO
       ---------------------------   ---------------------------   --------------------------   ---------------------------
         YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
       ---------------------------   ---------------------------   --------------------------   ---------------------------
           1997           1996          1997           1996           1997           1996           1997           1996
-----------------------------------------------------------------------------------------------------------------------------

       $  2,820,604   $  3,913,497   $ 1,560,613    $ 1,946,597    $ 2,668,018   $  2,680,264   $  5,389,243   $  4,651,788
-----------------------------------------------------------------------------------------------------------------------------
         25,216,162     11,814,979    (2,969,114)      (128,465)       995,324        (27,284)     1,604,324         53,044
-----------------------------------------------------------------------------------------------------------------------------
         (1,064,582)    16,975,091      (880,530)       (34,527)       580,802       (293,217)       772,378       (394,193)
-----------------------------------------------------------------------------------------------------------------------------
         26,972,184     32,703,567    (2,289,031)     1,783,605      4,244,144      2,359,763      7,765,945      4,310,639
-----------------------------------------------------------------------------------------------------------------------------
         (2,820,604)    (3,405,100)           --       (812,023)    (2,523,654)    (2,614,993)    (5,281,003)    (4,651,788)
-----------------------------------------------------------------------------------------------------------------------------
         (3,343,171)            --      (227,344)            --             --             --             --        (47,210)
-----------------------------------------------------------------------------------------------------------------------------
        (25,343,801)    (9,899,724)      (14,562)      (922,057)      (465,731)    (1,230,625)    (1,471,335)    (1,051,696)
-----------------------------------------------------------------------------------------------------------------------------
                 --             --    (1,320,129)            --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
        (31,507,576)   (13,304,824)   (1,562,035)    (1,734,080)    (2,989,385)    (3,845,618)    (6,752,338)    (5,750,694)
-----------------------------------------------------------------------------------------------------------------------------
        355,674,205    354,553,935    10,444,049     18,342,835     14,859,623     20,202,045     29,443,555     44,780,207
-----------------------------------------------------------------------------------------------------------------------------
         30,918,137     13,089,510     1,488,888      1,705,126      2,845,116      3,603,260      6,439,182      5,507,246
-----------------------------------------------------------------------------------------------------------------------------
       (384,768,978)  (338,076,828)  (18,672,976)   (12,977,726)   (17,766,511)   (18,219,385)   (42,217,583)   (25,580,092)
-----------------------------------------------------------------------------------------------------------------------------
          1,823,364     29,566,617    (6,740,039)     7,070,235        (61,772)     5,585,920     (6,334,846)    24,707,361
-----------------------------------------------------------------------------------------------------------------------------
         (2,712,028)    48,965,360   (10,591,105)     7,119,760      1,192,987      4,100,065     (5,321,239)    23,267,306
-----------------------------------------------------------------------------------------------------------------------------
        240,562,926    191,597,566    41,779,700     34,659,940     49,217,795     45,117,730    100,392,017     77,124,711
-----------------------------------------------------------------------------------------------------------------------------
       $237,850,898   $240,562,926   $31,188,595    $41,779,700    $50,410,782   $ 49,217,795   $ 95,070,778   $100,392,017
-----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------
                                     U.S. GOVERNMENT
     MORTGAGE BACKED                      MONEY
   SECURITIES PORTFOLIO             MARKET PORTFOLIO
--------------------------   -------------------------------
  YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
--------------------------   -------------------------------
  1997           1996            1997             1996
---------------------------------------------------------------
  $ 4,459,335   $ 4,651,169    $     1,850,349   $     859,961
---------------------------------------------------------------
      197,457       327,178               (469)          2,578
---------------------------------------------------------------
    1,432,889    (1,105,092)                --              --
---------------------------------------------------------------
    6,089,681     3,873,255          1,849,880         862,539
---------------------------------------------------------------
   (4,425,133)   (4,503,951)        (1,849,880)       (862,539)
---------------------------------------------------------------
           --            --                 --              --
---------------------------------------------------------------
           --            --                 --              --
---------------------------------------------------------------
           --            --                 --              --
---------------------------------------------------------------
   (4,425,133)   (4,503,951)        (1,849,880)       (862,539)
---------------------------------------------------------------
   13,448,142    21,388,848      1,070,854,061     339,835,083
---------------------------------------------------------------
    3,643,014     3,841,153          1,601,795         776,187
---------------------------------------------------------------
  (21,027,273)  (20,491,299)    (1,057,527,680)   (332,068,470)
---------------------------------------------------------------
   (3,936,117)    4,738,702         14,928,176       8,542,800
---------------------------------------------------------------
   (2,271,569)    4,108,006         14,928,176       8,542,800
---------------------------------------------------------------
   73,867,076    69,759,070         27,397,356      18,854,556
---------------------------------------------------------------
  $71,595,507   $73,867,076    $    42,325,532   $  27,397,356
---------------------------------------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
FINANCIAL HIGHLIGHTS

                                                                                LARGE CAPITALIZATION
                                                                                  GROWTH PORTFOLIO
                                                    ----------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------------
                                                       1997                 1996                1995(e)               1994(e)
PER SHARE OPERATING
PERFORMANCE:
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.97               $12.13                 $9.74                 $9.91
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                               --(f)               .02                   .10                   .10
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
 on investment transactions                                 2.61                 2.33                  2.41                  (.16)
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                                       2.61                 2.35                  2.51                  (.06)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                     (.01)                (.02)                 (.10)                 (.10)
--------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                                         --                   --                  (.01)                 (.01)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                   (1.99)               (1.49)                 (.01)                   --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                               (2.00)               (1.51)                 (.12)                 (.11)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $13.58               $12.97                $12.13                 $9.74
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(d)                                        20.77%               21.09%                25.76%                  (.68)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                      $243,895             $220,782              $180,077              $142,072
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                             $242,233             $202,736              $162,982              $129,687
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                                 .73%                 .82%                  .78%                  .81%
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                            (.01)%                .19%                  .88%                 1.08%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    82%                  65%                  154%                   24%
--------------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                    $  .0560             $  .0572              $  .0578                   N/A
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------
                                           LARGE CAPITALIZATION
                                             GROWTH PORTFOLIO
                                        ------------------------
                                              JANUARY 5,
                                               1993(a)
                                               THROUGH
                                             DECEMBER 31,
                                               1993(e)
------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.00
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        .07(c)
------------------------------------------------------------------------
Net realized and unrealized gains (losses)
 on investment transactions                          (.12)
------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                                 (.05)
------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income               (.04)
------------------------------------------------------------------------
Distributions in excess of net
 investment income                                   --
------------------------------------------------------------------------
Distributions from net realized gains                --
------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                          (.04)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $9.91
------------------------------------------------------------------------
TOTAL RETURN(d)                                    (.46)%
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------
Net assets, end of period (000)                 $98,089
------------------------------------------------------------------------
Average net assets (000)                        $48,033
------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                          1.05%(b)(c)
------------------------------------------------------------------------
 Net investment income (loss)                       .84%(b)(c)
------------------------------------------------------------------------
Portfolio turnover rate                               4%
------------------------------------------------------------------------
Average commission rate per share                   N/A
------------------------------------------------------------------------

(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    Total return for periods of less than a full year are not annualized.
(e) Calculated based upon average shares outstanding during the period.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               SMALL CAPITALIZATION
                             LARGE CAPITALIZATION                                                     GROWTH
                               VALUE PORTFOLIO                                                      PORTFOLIO
------------------------------------------------------------------------------     --------------------------------------------
                                                                   JANUARY 5,
                                                                    1993(a)
                   YEAR ENDED DECEMBER 31,                          THROUGH                  YEAR ENDED DECEMBER 31,
-------------------------------------------------------------     DECEMBER 31,     --------------------------------------------
   1997          1996(e)          1995(e)          1994(e)            1993            1997            1996           1995(e)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   $13.97          $12.57           $10.02           $10.11           $10.00          $14.93          $14.15           $11.59
--------------------------------------------------------------------------------------------------------------------------------
      .31             .31              .33              .26              .21(c)         (.05)           (.02)             .02
--------------------------------------------------------------------------------------------------------------------------------
     3.77            2.07             2.89             (.04)             .02            3.02            2.63             2.84
--------------------------------------------------------------------------------------------------------------------------------
     4.08            2.38             3.22              .22              .23            2.97            2.61             2.86
--------------------------------------------------------------------------------------------------------------------------------
     (.28)           (.31)            (.30)            (.25)            (.11)             --              --             (.02)
--------------------------------------------------------------------------------------------------------------------------------
       --            (.03)              --               --               --              --              --               --
--------------------------------------------------------------------------------------------------------------------------------
    (1.56)           (.64)            (.37)            (.06)            (.01)          (2.33)          (1.83)            (.28)
--------------------------------------------------------------------------------------------------------------------------------
    (1.84)           (.98)            (.67)            (.31)            (.12)          (2.33)          (1.83)            (.30)
--------------------------------------------------------------------------------------------------------------------------------
   $16.21          $13.97           $12.57           $10.02           $10.11          $15.57          $14.93           $14.15
--------------------------------------------------------------------------------------------------------------------------------

   29.80%          19.17%           32.08%             2.18%            2.29%         20.85%          18.88%            24.62%
--------------------------------------------------------------------------------------------------------------------------------

 $275,093        $227,706         $187,596         $142,219          $96,074        $165,898        $147,469         $121,533
--------------------------------------------------------------------------------------------------------------------------------
 $253,579        $208,898         $163,124         $128,865          $46,623        $156,570        $141,496         $107,649
--------------------------------------------------------------------------------------------------------------------------------
         %
      .72             .77%             .76%             .81%            1.05%(b)(c)       .79%           .89%             .85%
--------------------------------------------------------------------------------------------------------------------------------
     1.90%           2.33%            2.83%            2.66%            2.12%(b)(c)      (.36)%         (.32)%            .12%
--------------------------------------------------------------------------------------------------------------------------------
       21%             22%              59%               6%               3%            106%            108%             120%
--------------------------------------------------------------------------------------------------------------------------------
 $  .0499        $  .0509         $  .0514              N/A              N/A        $  .0596        $  .0590         $  .0586
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------
   SMALL CAPITALIZATION
          GROWTH
        PORTFOLIO
-------------------------------
                JANUARY 5,
YEAR             1993(a)
ENDED            THROUGH
DECEMBER 31,   DECEMBER 31,
1994(e)          1993(e)
-------------------------------
-------------------------------
$11.86           $10.00
-------------------------------
   .01            .01(c)
-------------------------------
  (.27)            1.86
-------------------------------
  (.26)            1.87
-------------------------------
  (.01)            (.01)
-------------------------------
    --               --
-------------------------------
    --               --
-------------------------------
  (.01)            (.01)
-------------------------------
$11.59           $11.86
-------------------------------
 (2.19)%          18.66%
-------------------------------
$96,462          $63,917
-------------------------------
$87,403          $29,313
-------------------------------
    .93%            1.05%(c)
-------------------------------
    .10%             .11%(c)
-------------------------------
     97%              72%
-------------------------------
    N/A              N/A
-------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
FINANCIAL HIGHLIGHTS

                                                                                SMALL CAPITALIZATION
                                                                                        VALUE
                                                                                    PORTFOLIO(e)
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
                                                       1997                  1996                  1995                  1994
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.22               $13.07                $11.07                $12.72
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                               .08                  .11                   .14                   .11
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
 on
 investment transactions                                  4.37                 2.71                  2.00                 (1.49)
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
      OPERATIONS                                          4.45                 2.82                  2.14                 (1.38)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                      (.08)                (.11)                 (.14)                   --
---------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                                        (.01)                  --                    --                    --
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                    (2.08)                (.56)                   --                  (.27)
---------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized
  gains                                                     --                   --                    --                    --
---------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distributions                         --                   --                    --                    --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                (2.17)                (.67)                 (.14)                 (.27)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $17.50               $15.22                $13.07                $11.07
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(d)                                         29.98%                21.75%                19.21%               (11.03)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                       $163,414             $126,672               $97,594               $84,163
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                              $144,160             $110,564               $88,085               $83,891
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                                  .81%                 .92%                 1.00%                  .93%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              .45%                 .77%                 1.14%                  .88%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     36%                  60%                  110%                   97%
---------------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                    $   .0600             $  .0610              $  .0561                   N/A
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                              JANUARY 5,
                                               1993(a)
                                               THROUGH
                                             DECEMBER 31,
                                                 1993
------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.00
------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                       (.01)(c)
------------------------------------------------------------------------
Net realized and unrealized gains (losses)
 on
 investment transactions                           3.19
------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
      OPERATIONS                                   3.18
------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                 --
------------------------------------------------------------------------
Distributions in excess of net
 investment income                                   --
------------------------------------------------------------------------
Distributions from net realized gains              (.46)
------------------------------------------------------------------------
Distributions in excess of net realized
  gains                                              --
------------------------------------------------------------------------
Tax return of capital distributions                  --
------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                          (.46)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $12.72
------------------------------------------------------------------------
TOTAL RETURN(d)                                   31.86%
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------
Net assets, end of period (000)                 $64,430
------------------------------------------------------------------------
Average net assets (000)                        $29,039
------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                          1.05%(b)(c)
------------------------------------------------------------------------
 Net investment income (loss)                      (.11)%(b)(c)
------------------------------------------------------------------------
Portfolio turnover rate                             112%
------------------------------------------------------------------------
Average commission rate per share                   N/A
------------------------------------------------------------------------

(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    Total return for periods of less than a full year are not annualized.
(e) Calculated based upon average shares outstanding during the period.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INTERNATIONAL
                                          INTERNATIONAL                                                         BOND
                                        EQUITY PORTFOLIO                                                      PORTFOLIO
    -----------------------------------------------------------------------------------------       -----------------------------
                                                                                 JANUARY 5,
                                                                                   1993(a)
                              YEAR ENDED DECEMBER 31,                             THROUGH               YEAR ENDED DECEMBER 31,
    ----------------------------------------------------------------------       DECEMBER 31,       -----------------------------
       1997               1996              1995(e)             1994(e)            1993(e)             1997              1996
---------------------------------------------------------------------------------------------------------------------------------

       $14.82             $13.64              $11.95              $13.09             $10.00            $10.17            $10.19
---------------------------------------------------------------------------------------------------------------------------------
          .21                .25                 .17                 .06                .07               .42               .51
---------------------------------------------------------------------------------------------------------------------------------
         1.32               1.79                1.67                (.01)              3.16             (1.00)             (.08)
---------------------------------------------------------------------------------------------------------------------------------
         1.53               2.04                1.84                 .05               3.23              (.58)              .43
---------------------------------------------------------------------------------------------------------------------------------
         (.41)              (.22)               (.11)               (.01)              (.01)               --              (.21)
---------------------------------------------------------------------------------------------------------------------------------
           --                 --                  --                  --                 --              (.06)               --
---------------------------------------------------------------------------------------------------------------------------------
        (1.67)              (.64)               (.04)              (1.07)              (.05)             --(f)             (.24)
---------------------------------------------------------------------------------------------------------------------------------
           --                 --                  --                (.11)              (.08)               --                --
---------------------------------------------------------------------------------------------------------------------------------
           --                 --                  --                  --                 --              (.36)               --
---------------------------------------------------------------------------------------------------------------------------------
        (2.08)              (.86)               (.15)              (1.19)              (.14)             (.42)             (.45)
---------------------------------------------------------------------------------------------------------------------------------
       $14.27             $14.82              $13.64              $11.95             $13.09             $9.17            $10.17
---------------------------------------------------------------------------------------------------------------------------------

        10.60%             15.25%              15.38%                .18%             32.38%            (5.73)%            4.45%
---------------------------------------------------------------------------------------------------------------------------------

     $237,851           $240,563            $191,598            $188,025           $127,121           $31,189           $41,780
---------------------------------------------------------------------------------------------------------------------------------
     $245,536           $221,626            $183,414            $179,614            $49,769           $35,163           $38,788
---------------------------------------------------------------------------------------------------------------------------------
          .93%               .99%               1.02%               1.07%              1.40%(b)          1.35%             1.34%
---------------------------------------------------------------------------------------------------------------------------------
         1.15%              1.77%               1.32%                .47%               .64%(b)          4.44%             5.02%
---------------------------------------------------------------------------------------------------------------------------------
           37%                39%                 76%                116%                65%              202%              226%
---------------------------------------------------------------------------------------------------------------------------------
     $  .0278           $  .0240            $  .0250                 N/A                N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------------------
-------------------------------
                 MAY 17,
                 1994(a)
                 THROUGH
               DECEMBER 31,
1995               1994
---------------------------------

$ 9.57            $10.00
---------------------------------
  .57(c)             .27(c)
---------------------------------
  .82               (.19)
---------------------------------
 1.39                .08
---------------------------------
 (.57)              (.27)
---------------------------------
   --               (.24)
---------------------------------
 (.20)                --
---------------------------------
   --                 --
---------------------------------
   --                 --
---------------------------------
  (.77)              (.51)
---------------------------------
$10.19              $9.57
---------------------------------

  14.66%              .71%
---------------------------------

$34,660            $21,447
---------------------------------
$29,510            $15,366
---------------------------------
   1.00%(c)           1.00%(b)(c)
---------------------------------
   5.56%(c)           4.84%(b)(c)
---------------------------------
    456%               361%
---------------------------------
    N/A                N/A
---------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL RETURN
                                                                                   BOND PORTFOLIO
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
                                                       1997                  1996                  1995                  1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.28               $10.62                 $9.48                $10.28
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      .57                  .57                   .62(c)                .47(c)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
 on investment transactions                                .35                 (.09)                 1.18                  (.82)
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                                         .92                  .48                  1.80                  (.35)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                      (.54)                (.56)                 (.58)                 (.45)
---------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                                          --                   --                    --                    --
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                     (.10)                (.26)                 (.08)                   --
---------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized
 gains                                                      --                   --                    --                    --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                 (.64)                (.82)                 (.66)                 (.45)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.56               $10.28                $10.62                 $9.48
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(d)                                           9.23%                5.02%                19.63%                (3.54)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                        $50,411              $49,218               $45,118               $31,191
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                               $48,123              $47,246               $37,023               $31,141
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                                  .91%                 .94%                  .85%(c)              .85%(c)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    5.54%                5.67%                 6.21%(c)             4.90%(c)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    323%                 340%                  141%                 121%
---------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
                                              JANUARY 5,
                                               1993(a)
                                               THROUGH
                                             DECEMBER 31,
                                                 1993
-------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.00
-------------------------------------------------------------------
Income from investment operations
Net investment income                               .44(c)
-------------------------------------------------------------------
Net realized and unrealized gains (losses)
 on investment transactions                          .56
-------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                                  1.00
-------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                (.44)
-------------------------------------------------------------------
Distributions in excess of net
 investment income                                  (.02)
-------------------------------------------------------------------
Distributions from net realized gains               (.19)
-------------------------------------------------------------------
Distributions in excess of net realized
 gains                                              (.07)
-------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                           (.72)
-------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.28
-------------------------------------------------------------------
TOTAL RETURN(d)                                    10.18%
-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------
Net assets, end of period (000)                  $25,917
-------------------------------------------------------------------
Average net assets (000)                         $12,594
-------------------------------------------------------------------
Ratios to average net assets
 Expenses                                            .85%(b)(c)
-------------------------------------------------------------------
 Net investment income                              3.87%(b)(c)
-------------------------------------------------------------------
Portfolio turnover rate                              171%
-------------------------------------------------------------------

(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    Total returns for periods of less than one full year are not annualized.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------------------
                                    INTERMEDIATE-TERM                                               MORTGAGE BACKED
                                     BOND PORTFOLIO                                              SECURITIES PORTFOLIO
-----------------------------------------------------------------------------------------     ---------------------------
                                                                              JANUARY 5,
                                                                                1993(a)
                                                                                THROUGH
                       YEAR ENDED DECEMBER 31,                                 DECEMBER         YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------            31,         ---------------------------
   1997               1996                1995                1994               1993            1997            1996
---------------------------------------------------------------------------------------------------------------------------------

 $  10.30           $  10.51            $   9.56            $  10.26            $ 10.00        $  10.21        $  10.31
---------------------------------------------------------------------------------------------------------------------------------
      .58                .59                 .63                 .49                .46(c)          .64             .65
---------------------------------------------------------------------------------------------------------------------------------
      .28               (.07)                .94                (.71)               .46             .23            (.12)
---------------------------------------------------------------------------------------------------------------------------------
      .86                .52                1.57                (.22)               .92             .87             .53
---------------------------------------------------------------------------------------------------------------------------------
     (.57)              (.59)               (.60)               (.48)              (.45)           (.63)           (.63)
---------------------------------------------------------------------------------------------------------------------------------
       --                 --                  --                  --                 --              --              --
---------------------------------------------------------------------------------------------------------------------------------
     (.17)              (.14)               (.02)                 --               (.18)             --              --
---------------------------------------------------------------------------------------------------------------------------------
       --                 --                  --                  --               (.03)             --              --
---------------------------------------------------------------------------------------------------------------------------------
     (.74)              (.73)               (.62)               (.48)              (.66)           (.63)           (.63)
---------------------------------------------------------------------------------------------------------------------------------
   $10.42             $10.30              $10.51               $9.56             $10.26          $10.45          $10.21
---------------------------------------------------------------------------------------------------------------------------------

     8.57%              5.22%              16.87%              (2.23)%             9.33%           8.82%           5.56%
---------------------------------------------------------------------------------------------------------------------------------

  $95,071           $100,392             $77,125             $62,924            $60,651         $71,596         $73,867
---------------------------------------------------------------------------------------------------------------------------------
  $95,575            $81,723             $68,628             $69,602            $32,441         $71,757         $72,214
---------------------------------------------------------------------------------------------------------------------------------
      .71%               .73%                .79%                .80%               .85%(b)(c)       .88%           .91%
---------------------------------------------------------------------------------------------------------------------------------
     5.64%              5.69%               6.09%               5.06%              4.27%(b)(c)      6.21%          6.44%
---------------------------------------------------------------------------------------------------------------------------------
      249%               311%                 93%                 77%               129%            128%            102%
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------

                                JANUARY 5,
                                 1993(a)
                                 THROUGH
-----------------------------  DECEMBER 31,
1995             1994             1993
-----------------------------------------------------

$   9.51         $  10.18         $  10.00
-----------------------------------------------------
     .68(c)           .61(c)           .57(c)
-----------------------------------------------------
     .83             (.66)             .28
-----------------------------------------------------
    1.51             (.05)             .85
-----------------------------------------------------
    (.68)            (.61)            (.57)
-----------------------------------------------------
    (.03)            (.01)            (.02)
-----------------------------------------------------
      --               --             (.08)
-----------------------------------------------------
      --               --               --
-----------------------------------------------------
    (.71)            (.62)            (.67)
-----------------------------------------------------
  $10.31            $9.51           $10.18
-----------------------------------------------------

   16.18%             (.51)%          8.56%
-----------------------------------------------------

 $69,759          $61,971          $60,100
-----------------------------------------------------
 $65,149          $66,276          $29,710
-----------------------------------------------------
     .85%(c)          .85%(c)          .85%(b)(c)
-----------------------------------------------------
    6.79%(c)         6.19%(c)         5.30%(b)(c)
-----------------------------------------------------
     154%             380%             134%
-----------------------------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   U.S. GOVERNMENT
                                                                                        MONEY
                                                                                  MARKET PORTFOLIO
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
                                                       1997                  1996                  1995                  1994
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $1.00                $1.00                 $1.00                 $1.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     .049                 .045                  .051(c)               .037(c)
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                                        .049                 .045                  .051                  .037
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                     (.049)               (.045)                (.051)                (.037)
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                (.049)               (.045)                (.051)                (.037)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $1.00                $1.00                 $1.00                 $1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(d)                                           4.95%               4.53%                 5.25%                 3.79%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                        $42,326              $27,397               $18,855               $21,438
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                               $37,675              $19,132               $20,173               $15,048
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                                  .65%                 .89%                  .75%(c)              .50%(c)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    4.91%                4.49%                 5.18%(c)             4.03%(c)
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                              JANUARY 5,
                                               1993(a)
                                               THROUGH
                                             DECEMBER 31,
                                                 1993
-------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------
Net asset value, beginning of period              $1.00
-------------------------------------------------------------------
Income from investment operations
Net investment income                              .025(c)
-------------------------------------------------------------------
      Total from investment
        operations                                 .025
-------------------------------------------------------------------
Less distributions
Dividends from net investment income              (.025)
-------------------------------------------------------------------
      Total distributions                         (.025)
-------------------------------------------------------------------
Net asset value, end of period                    $1.00
-------------------------------------------------------------------
TOTAL RETURN(d)                                   2.56%
-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------
Net assets, end of period (000)                  $2,997
-------------------------------------------------------------------
Average net assets (000)                         $1,407
-------------------------------------------------------------------
Ratios to average net assets
 Expenses                                           .50%(b)(c)
-------------------------------------------------------------------
 Net investment income                             2.51%(b)(c)
-------------------------------------------------------------------

(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    Total return for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
NOTES TO FINANCIAL STATEMENTS

   The Target Portfolio Trust (the "Fund") is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the "Portfolio" or "Portfolios"): Large Capitalization Growth Portfolio,
Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified as defined under the Investment Company Act of 1940 except for the International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond Portfolio which commenced on May 17, 1994.

      The Portfolios' investment objectives are as follows: Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, are characterized by a growth of earnings faster than that of the S&P 500; Large Capitalization Value Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, have above average price appreciation potential; Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in common stocks of "emerging growth" companies; Small Capitalization Value Portfolio--above average capital appreciation through investment in common stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Portfolio--capital appreciation through investment primarily in common stocks of companies domiciled outside the United States; International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities denominated primarily in foreign currencies; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years; Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities; U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of principal through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

----------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      SECURITIES VALUATIONS: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.
      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.
      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.
      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.
      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.
      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York
--------------------------------------------------------------------------------
                                      B-95
time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.
      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.
      FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
      FORWARD CURRENCY CONTRACTS: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
      SHORT SALES: The Mortgage-Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
      OPTIONS: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase.
--------------------------------------------------------------------------------
                                      B-96

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
      RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position on the International Bond Portfolio, Total Return Bond Portfolio and Intermediate-Term Bond Portfolio was to reclassify $(2,982,883), $(248,935) and $28,416, respectively, of net foreign currency gains/losses to undistributed net investment income from accumulated net realized gains (losses). The Large Capitalization Growth Portfolio reclassified $12,653 of net operating losses and $8,632 of distributions in excess of realized gains to paid-in capital in excess of par. The International Bond Portfolio reclassified $1,275,393 of net operating losses to paid-in capital in excess of par. In addition, the Small Capitalization Growth Portfolio reclassified $558,010 of net operating losses to accumulated net realized gains. The International Equity Portfolio increased undistributed net investment income by $3,557,051, decreased accumulated net realized gains by $3,550,405 and decreased paid-in capital by $6,646 for transactions involving foreign securities and currencies. The Large Capitalization Growth Portfolio reclassified $39,675 of dividends in excess of net investment income to paid-in capital in excess of par. Lastly, the Small Capitalization Value Portfolio reclassified $94,907 of dividends in excess of net investment income to accumulated net realized gains (losses). Current year net investment income, net realized gains (losses) and net assets were not affected by this statement.
      DIVIDENDS AND DISTRIBUTIONS: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      TAXES: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios" understanding of the applicable country's tax rules and rates.
      DEFERRED ORGANIZATIONAL EXPENSES: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Portfolio commenced investment operations.

----------------------------------------------------------
NOTE 2. AGREEMENTS
      The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM") pursuant to which PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.
      PIFM has subadvisory agreements with the advisers noted below pursuant to which each adviser furnishes investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) will be divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.
--------------------------------------------------------------------------------

PORTFOLIO                            ADVISER
-----------------   ------------------------------------------
Large
  Capitalization
  Growth.........   Oak Associates and
                    Columbus Circle Investors
Large
  Capitalization
  Value..........   INVESCO MIM Inc. and
                    Hotchkis and Willey
Small
  Capitalization
  Growth.........   Nicholas-Applegate Capital Management and
                    Investment Advisors, Inc.
Small
  Capitalization
  Value..........   Wood, Struthers & Winthrop and
                    Lazard Freres Asset Management
International
  Equity.........   Lazard Freres Asset Management
International
  Bond...........   Delaware International Advisers Ltd.
                    (effective August 28, 1997)
Total Return Bond
  and
  Intermediate-Term
  Bond...........   Pacific Investment Management Co.
Mortgage Backed
  Securities and
  U.S. Government
  Money Market...   Wellington Management Company, LLP

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                               TOTAL
PORTFOLIO                  MANAGEMENT FEE    ADVISER FEE
------------------------   --------------    -----------
Large Capitalization
  Growth................         .60%             .30%
Large Capitalization
  Value.................         .60%             .30%
Small Capitalization
  Growth................         .60%             .30%
Small Capitalization
  Value.................         .60%             .30%
International Equity....         .70%             .40%
International Bond......         .50%             .30%
Total Return Bond.......         .45%             .25%
Intermediate-Term
  Bond..................         .45%             .25%
Mortgage Backed
  Securities............         .45%             .25%
U.S. Government Money
  Market................         .25%            .125%

      The Fund has entered into a distribution agreement with Prudential Securities Incorporated ("PSI") for distribution of the Fund's shares. PSI serves the Fund without compensation.
      PIFM and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
----------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS
WITH AFFILIATES

      Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 1997 as well as the fees due PMFS as of December 31, 1997.

                          AMOUNT INCURRED
                              FOR THE         AMOUNT DUE
                             YEAR ENDED         AS OF
                            DECEMBER 31,     DECEMBER 31,
PORTFOLIO                       1997             1997
------------------------  ----------------   ------------
Large Capitalization
  Growth................      $ 87,300          $7,100
Large Capitalization
  Value.................        88,000           7,200
Small Capitalization
  Growth................        87,400           7,100
Small Capitalization
  Value.................        84,100           6,900
International Equity....        87,100           7,000
International Bond......        30,300           2,400
Total Return Bond.......        33,200           2,700
Intermediate-Term
  Bond..................        37,800           3,000
Mortgage Backed
  Securities............        43,400           3,400
U.S. Government Money
  Market................         9,300             900

      For the year ended December 31, 1997, PSI earned approximately $9,334 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Value Portfolio.

----------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended December 31, 1997 were as follows:

PORTFOLIO                      PURCHASES        SALES
----------------------------  ------------   ------------
Large Capitalization
  Growth....................  $189,488,095   $210,723,828
Large Capitalization
  Value.....................    52,830,300     66,997,739
Small Capitalization
  Growth....................   158,137,058    167,550,745
Small Capitalization
  Value.....................    49,555,710     52,939,930
International Equity........    86,547,542    120,866,123
International Bond..........    64,578,523     67,568,433
Total Return Bond...........   160,447,671    150,674,655
Intermediate-Term Bond......   182,809,187    165,997,214
Mortgage Backed
  Securities................    92,531,517     89,152,151

      The federal income tax basis and unrealized appreciation/depreciation of each of the Portfolios' investments, excluding written options as of December 31, 1997, were as follows:

                                       NET
                                   UNREALIZED
                                  APPRECIATION          GROSS UNREALIZED
PORTFOLIO             BASIS       (DEPRECIATION)  APPRECIATION    DEPRECIATION
-------------      ------------   -------------   ------------   --------------
Large
  Capitalization
  Growth.....      $178,382,309    $67,309,217    $75,542,367     $  8,233,150
Large
  Capitalization
  Value......       186,749,892     89,203,690     91,809,014        2,605,324
Small
  Capitalization
  Growth.....       135,387,817     33,322,610     40,520,119        7,197,509
Small
  Capitalization
  Value......       124,469,201     39,855,878     42,369,158        2,513,280
International
  Equity.....       204,795,753     32,440,058     47,880,782       15,440,724
International
  Bond.......        30,650,323       (566,957)       323,603          890,560
Total Return
  Bond.......        61,225,734        885,349        914,986           29,637
Intermediate-Term
  Bond.......       110,994,083        771,785        850,566           78,781
Mortgage
  Backed
  Securities..       68,892,292      2,413,464      2,511,314           97,850

--------------------------------------------------------------------------------
                                      B-98

      For federal income tax purposes, the Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1997 of approximately $1,083,600 which expires in 2002. Such carryforward is after utilization of approximately $193,800 of net taxable gains realized and recognized during the year ended December 31, 1997. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, the International Bond Portfolio and the International Equity Portfolio are electing to treat net currency losses of approximately $165,700 and $60,668, respectively, and the Large Capitalization Growth Portfolio is electing to treat net capital losses of approximately $3,715,800 incurred in the two-month period ended December 31, 1997 as having been incurred in the following year.
      At December 31, 1997, the Total Return and Intermediate-Term Bond Portfolios bought 112 and 300 financial futures contracts, respectively, on U.S. Treasury Bonds expiring on March 20, 1998.
      The unrealized appreciation on such contracts as of December 31, 1997 were as follows:

                                        VALUE ON
                         VALUE AT     DECEMBER 31,     UNREALIZED
PORTFOLIO               ACQUISITION       1997        APPRECIATION
----------------------  -----------   ------------   --------------
Total Return Bond.....  $12,494,750   $12,505,000       $ 10,250
Intermediate-Term
  Bond................   33,070,250    33,206,625        136,375

      At December 31, 1997, the International Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                          VALUE AT
FOREIGN CURRENCY       SETTLEMENT DATE     CURRENT
SALE CONTRACTS           RECEIVABLE         VALUE        APPRECIATION
--------------------   ---------------    ----------    --------------
Canadian Dollars,
  expiring
  1/30/98...........     $   947,764      $  943,054       $  4,710
German
  Deutschemarks,
  expiring
  2/27/98...........       3,203,569       3,123,161         80,408
New Zealand Dollars,
  expiring
  1/30/98...........       3,150,250       3,094,750         55,500
                       ---------------    ----------    --------------
                         $ 7,301,583      $7,160,965       $140,618
                       ===============    ==========    ==============

      At December 31, 1997, the Total Return Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                           VALUE AT
FOREIGN CURRENCY        SETTLEMENT DATE    CURRENT
SALE CONTRACTS            RECEIVABLE        VALUE       APPRECIATION
----------------------  ---------------   ----------   --------------
German Deutschemarks,
  expiring 1/22/98....    $ 2,464,663     $2,431,474      $ 33,189
                        ===============   ==========       =======

      At December 31, 1997, the Intermediate-Term Bond Portfolio had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                           VALUE AT
FOREIGN CURRENCY        SETTLEMENT DATE    CURRENT
PURCHASE CONTRACTS          PAYABLE         VALUE       DEPRECIATION
----------------------  ---------------   ----------   --------------
Canadian Dollars,
  expiring 3/11/98....    $ 1,566,722     $1,505,686      $(61,036)
                        ===============   ==========   ==============

                           VALUE AT
FOREIGN CURRENCY        SETTLEMENT DATE    CURRENT
SALE CONTRACTS            RECEIVABLE        VALUE       APPRECIATION
----------------------  ---------------   ----------   --------------
Canadian Dollars,
  expiring 3/11/98....    $ 1,598,779     $1,505,686      $ 93,093
German Deutschemarks
  expiring 1/22/98....      4,921,988      4,855,710        66,278
                        ---------------   ----------   --------------
                          $ 6,520,767     $6,361,396      $159,371
                        ===============   ==========   ==============

      Transactions in options written during the year ended December 31, 1997, were as follows:

                                         NUMBER OF    PREMIUMS
INTERNATIONAL BOND PORTFOLIO             CONTRACTS    RECEIVED
--------------------------------------   ---------    --------
Options outstanding at December 31,
  1996................................        --           --
Options written.......................     4,670      $31,872
Options terminated in closing purchase
  transactions........................    (4,670)     (31,872)
                                         ---------    --------
Options outstanding at December 31,
  1997................................        --      $    --
                                         =========    ========


                                         NUMBER OF    PREMIUMS
INTERMEDIATE-TERM BOND PORTFOLIO         CONTRACTS    RECEIVED
--------------------------------------   ---------    --------
Options outstanding at December 31,
  1996................................        --      $    --
Options written.......................        68       22,494
Options expired.......................       (68)     (22,494)
                                         ---------    --------
Options outstanding at December 31,
  1997................................        --      $    --
                                         =========    ========

                                         NUMBER OF    PREMIUMS
MORTGAGE BACKED SECURITIES PORTFOLIO     CONTRACTS    RECEIVED
--------------------------------------   ---------    --------
Options outstanding at December 31,
  1996................................        50      $24,494
Options written.......................        80       19,190
Options terminated in closing purchase
  transactions........................      (130)     (43,684)
                                         ---------    --------
Options outstanding at December 31,
  1997................................        --      $    --
                                         =========    ========

                                         NUMBER OF    PREMIUMS
TARGET TOTAL RETURN                      CONTRACTS    RECEIVED
--------------------------------------   ---------    --------
Options outstanding at December 31,
  1996................................        --      $    --
Options written.......................        38       12,577
Options terminated in closing purchase
  transactions........................        --           --
Options expired.......................       (38)     (12,577)
                                         ---------    --------
Options outstanding at December 31,
  1997................................        --      $    --
                                         =========    ========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 5. CAPITAL

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at December 31, 1997, PIFM owned 1,125 shares of each portfolio, except for the International Bond Portfolio, of which it owned 244,851 shares.

      Transactions in shares of beneficial interest during the year ended December 31, 1997 were as follows:

                                                                   SHARES
                                                                 ISSUED IN
                                                                REINVESTMENT                          INCREASE/
                                                                OF DIVIDENDS                         (DECREASE)
                                               SHARES               AND              SHARES           IN SHARES
PORTFOLIO                                       SOLD            DISTRIBUTIONS      REACQUIRED        OUTSTANDING
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         3,273,409          2,367,133         (4,709,116)         931,426
Large Capitalization Value
  Portfolio...........................         3,430,654          1,783,097         (4,539,037)         674,714
Small Capitalization Growth
  Portfolio...........................         2,375,813          1,448,105         (3,049,714)         774,204
Small Capitalization Value
  Portfolio...........................         2,564,741          1,051,562         (2,602,621)       1,013,682
International Equity Portfolio........        23,121,459          2,177,188        (24,872,919)         425,728
International Bond Portfolio..........         1,097,817            157,365         (1,963,982)        (708,800)
Total Return Bond Portfolio...........         1,432,562            273,531         (1,719,713)         (13,620)
Intermediate-Term Bond Portfolio......         2,836,650            620,854         (4,075,790)        (618,286)
Mortgage Backed Securities Portfolio..         1,308,386            354,474         (2,049,370)        (386,510)

      Transactions in shares of beneficial interest during the year ended December 31, 1996 were as follows:

                                                                   SHARES
                                                                 ISSUED IN
                                                                REINVESTMENT
                                                                OF DIVIDENDS                          INCREASE
                                               SHARES               AND              SHARES           IN SHARES
PORTFOLIO                                       SOLD            DISTRIBUTIONS      REACQUIRED        OUTSTANDING
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         5,104,185          1,992,947         (4,916,826)       2,180,306
Large Capitalization Value
  Portfolio...........................         4,977,765          1,077,960         (4,680,804)       1,374,921
Small Capitalization Growth
  Portfolio...........................         3,362,005          1,099,203         (3,168,065)       1,293,143
Small Capitalization Value
  Portfolio...........................         3,200,088            356,460         (2,704,301)         852,247
International Equity Portfolio........        24,759,385            913,832        (23,486,609)       2,186,608
International Bond Portfolio..........         1,851,839            170,401         (1,313,693)         708,547
Total Return Bond Portfolio...........         1,977,896            356,327         (1,796,916)         537,307
Intermediate-Term Bond Portfolio......         4,363,436            539,430         (2,495,825)       2,407,041
Mortgage Backed Securities Portfolio..         2,108,789            378,715         (2,018,658)         468,846

--------------------------------------------------------------------------------
                                     B-100

THE TARGET PORTFOLIO TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

The Shareholders and Trustees of
The Target Portfolio Trust:

      In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the "Trust") at December 31, 1997, the results of each of their operations, the changes in each of their net assets, and each of their financial highlights for the year ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion expressed above. The accompanying statement of changes in net assets for the year ended December 31, 1996, and financial highlights for the period May 7, 1994 through December 31, 1996 for the International Bond Portfolio and January 5, 1993 through December 31, 1996 for each of the other nine portfolios, were audited by other independent accountants, whose opinion dated February 21, 1997 was unqualified.

PRICE WATERHOUSE LLP
New York, New York
February 25, 1998
--------------------------------------------------------------------------------
                                     B-101

THE TARGET PORTFOLIO TRUST
CHANGE OF AUDITORS

   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent auditors. For the years ended December 31, 1993 through December 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                     B-102

                          INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND TRUSTEES OF THE TARGET PORTFOLIO TRUST:

     We have audited the accompanying statement of changes in net assets of The Target Portfolio Trust (the "Trust") consisting of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and U.S. Government Money Market Portfolio for the year ended December 31, 1996, and the financial highlights contained in the prospectus for each of the years in the three year period ended December 31, 1996 and for the period January 5, 1993 (commencement of operations) to December 31, 1993. This financial statement and these financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement and these financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statement and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of The Target Portfolio Trust for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 21, 1997

                   APPENDIX I -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart illustrates that large pension plans use the methods listed in the percentages indicated for the period December 1977 through December 1987.

                          HOW YOU ALLOCATE YOUR ASSETS
                         MAINLY DETERMINES YOUR RETURN

                   (BASED ON A STUDY OF LARGE PENSION PLANS)

                     [PIE CHART]
SECURITY SELECTION/OTHER........................   6.7%
ASSET ALLOCATION................................  91.5%
MARKET TIMING...................................   1.8%

     Source: Financial Analysts Journal, May/June 1991: "Deteminants of Portfolio Performance II: An Update," by Gary Brinson, Brian Singer and Gilbert Beebower. Results are based on the 10-year performance records of 82 pension funds. The study updates and supports a similar study done in 1986. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any TARGET Portfolio.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

              (VALUE OF $1 INVESTED ON 12/31/25 THROUGH 12/31/97)

                      [BAR CHART]
Inflation.......................................  $    9
T-Bills.........................................  $   14
Bonds...........................................  $   34
Common Stocks...................................  $1,371
Small Stocks....................................  $4,496


     Source: "Stocks, Bonds, Bills, and Inflation 1998 Yearbook,(TM) " Ibbotson Associates, annually updates work by Roger Ibbotson and Rex Sinquefeld. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any TARGET Portfolio.

     Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term.

     SMALL STOCK returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. For 1981 through 1997, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund, which is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE decile.

     COMMON STOCK returns are based on the S&P 500 Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     LONG-TERM GOVERNMENT BOND returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years.

     TREASURY BILL returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not.

     INFLATION is measured by the consumer price index (CPI).

     The following chart shows the performance of a hypothetical investment in the following stock indices for the period indicated.

                  DIFFERENT TYPES OF STOCKS, DIFFERENT RETURNS

                        VALUE OF $1 INVESTED ON 12/31/69

                      [BAR CHART]
Common Stock....................................  $22.83
Small Stocks....................................  $35.62
Foreign Stocks..................................  $26.41

     COMMON STOCK returns are based on the S&P 500 Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     SMALL STOCK performance for the beginning of the period through 1980 is based on the returns of stocks making up the 5th quintile of the New York Stock Exchange (NYSE) and, for 1981-1997, is based on the returns of the DFA Small Company Fund, which is a market-value-weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE decile.

     FOREIGN STOCK returns are represented by the Morgan Stanley Capital International Europe Australia Far East (EAFE) index, a common measure of foreign stock performance. It is a market-weighted index of 20 countries.

     Geometric Returns are through 1997. Generally, returns of foreign stocks are more volatile than those of common or small stocks.

     This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any TARGET Portfolio.

     Source:  Lipper Analytical Services.

     This chart shows the performance of a hypothetical investment in short-term U.S. Government securities adjusted for inflation for the period from January 1, 1997 through December 31, 1997.

                         TOO MANY SHORT-TERM SECURITIES
                               MAY NOT MAKE SENSE

INFLATION AND TAXES CAN ERODE YOUR INVESTMENT

Initial investment..........................................    $      10,000
Interest income: 5.26%......................................              526
Tax paid on interest (assumes 31% tax rate).................             -163
                                                                -------------
Net interest income.........................................              363
Adjust for 1.7% inflation...................................             -170
Net investment..............................................    $      10,193
                                                                -------------

                   THE INVESTOR'S NET RETURN WAS ONLY 1.93%!

     1997 Salomon Brothers 30-day T-bill return used for short-term interest rate. Federal tax rate of 31% and 1997 inflation rate (CPI) were used. Short-term rates can fluctuate.

     Past performance is no guarantee of future results. This hypothetical example is provided for informational purposes only. It is not intended to represent any specific investment and is not indicative of past, present, or future performance of any TARGET Portfolio.

     Each bar shows the best
and worst annualized return for
the specified holding periods
through 1997. For example, the
best one-year return occurred
in 1933 and the worst 10-year
annualized return occurred from
1929-1938. The first holding
period started on 12/31/25 and
the first 20-year period ended
on 12/31/45.

     Common stock returns are
based on the S&P 500 Composite
Index, a market-weighted,
unmanaged index of 500 stocks
(currently) in a variety of
industries. It is often used as
a broad measure of stock market
performance.

     This chart is for
illustrative purposes only and
is not indicative of the past,
present, or future performance
of any TARGET Portfolio.

     Source:  "Stocks, Bonds,
Bills, and Inflation 1998
Yearbook,(TM)" Ibbotson
Associates, annually updates
work by Roger Ibbotson and Rex
Sinquefeld. Used with
permission.


                            TIME REDUCES YOUR RISK
                 BEST AND WORST ANNUALIZED RETURNS OF THE S&P

                         [BAR CHART]
     1 YEAR....................................  1931      -45%
                                                 1933       55%
     5 YEARS...................................  1929-32   -12%
                                                 1950-54    23%
     10 YEARS..................................  1929-38   -02%
                                                 1949-58    20%
     20 YEARS..................................  1929-48    04%

                                                 1942-61    17%

     This graph represents the historical risk and return possibilities of hypothetical blends of investments in the described indices for the period indicated.

                          FOREIGN STOCKS CAN ADD VALUE

PORTFOLIO WEIGHT   PORTFOLIO    PORTFOLIO
   MSCI EAFE        S&P 500       RISK       RETURN
----------------   ---------    ---------    ------
      100%              0%        22.15%     13.26%
       90%             10%        20.81%     13.33%
       80%             20%        19.58%     13.36%
       70%             30%        18.48%     13.37%
       60%             40%        17.53%     13.34%
       50%             50%        16.77%     13.29%
       40%             60%        16.21%     13.21%
       30%             70%        15.88%     13.09%
       20%             80%        15.79%     12.94%
       10%             90%        15.95%     12.76%
        0%            100%        16.35%     12.55%

     Adding foreign stocks to a portfolio of U.S. stocks can increase the portfolio's return and, to an extent, reduce the volatility of its annualized returns. For example, note the higher return and lower risk of the 80/20 blend compared to the 100% U.S. stock portfolio. There is no guarantee that this relationship will hold in the future, however.

     This chart was constructed using the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index, a market-weighted index of 20 countries that is a common measure of foreign stock performance, and the arithmetic returns of the S&P 500 Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. The S&P Composite 500 is often used as a broad measure of stock market performance. The chart covers the 25-year period ended 12/31/97. The chart is not meant to demonstrate the future performance of either type of stock and is for illustrative purposes only. Also, it is not indicative of the past, present, or future performance of any TARGET Portfolio.

                 APPENDIX II -- GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Trust.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, the Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.3 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Pension & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)

---------------

1 PIC serves as the Subadviser to substantially all of the Prudential Mutual
  Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management, LP as the subadviser to The International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

2 As of December 31, 1996.
                                      III-1

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has over $1 billion in assets and serves nearly
1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of December 31, 1997 Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the subadvisers in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Series Fund, Inc., a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

---------------

3 As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.
                                      III-2

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, approximately 29,000 new customer accounts were opened each month at PSI.(7)

---------------

4 Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

5 Based on 669 funds in Lipper Analytical Services categories of Short U.S.
  Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

6 As of December 31, 1994.

7 As of December 31, 1997.
                                      III-3

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program.

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM), a state-of-the-art asset allocation software program which helps financial advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------

8 On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.
                                      III-4

                                  APPENDIX IV

                              GLOSSARY OF INDICES

U.S. LARGE CAP STOCKS (S&P 500) -- The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index.

U.S. SMALL CAP STOCKS (RUSSELL 2000) -- The Russell 2000 Index is a stock market index comprised of the 2000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent 10% of the total market capitalization of the Russell 3000 Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

INTERNATIONAL STOCKS (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST (EAFE) INDEX) -- The MSCI EAFE Index is an arithmetical average weighted by market value of the performance of over 1000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East. The EAFE Index is an unmanaged index.

U.S. BONDS (LEHMAN BROTHERS AGGREGATE BOND INDEX) -- The index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

INTERNATIONAL BONDS (WB INDEX) -- The Salomon Smith Barney Non-U.S. World Government WB Index (WB Index) measures the total return performance of high quality securities in major sectors of the international bond market. The Index covers approximately 600 bonds from 17 currencies. Only high quality, straight issues are included. The WB Index is calculated on both a weighted and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least one year of remaining life. The WB Index is an unmanaged index.

U.S. TREASURY BILLS (SALOMON BROTHERS 90 DAY INDEX) -- This index is constructed by purchasing equal dollar amounts of three-month Treasury bills at the beginning of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

SALOMON SMITH BARNEY MORTGAGE-BASED SECURITIES INDEX (MBS INDEX) -- The MBS Index is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The MBS Index is an unmanaged index.

INFLATION (CPI) -- The Consumer Price Index for all urban consumers, not seasonally adjusted, is used to measure the rate of change of consumer prices. This measures inflation and is constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington D.C.

LARGE CAP GROWTH INDEX (RUSSELL 1000 GROWTH) -- Contains those Russell 1000 securities with a "growth" orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates than those in the Value universe.

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LARGE CAP VALUE INDEX (RUSSELL 1000 VALUE) -- Contains those Russell 1000 securities with a "value" orientation. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates than those in the Growth universe.

SMALL CAP GROWTH INDEX (PSI SMALL CAP GROWTH INDEX) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with growth characteristics. Growth stocks have historical sales growth rates that are greater than 10%, rank in the top half of the Institutional Brokers Estimate System (I/B/E/S) universe based on forecasted growth rate, and have low payouts and debt/capital ratios.

SMALL CAP VALUE INDEX (PSI SMALL CAP VALUE) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with value characteristics. Value stocks rank in the bottom 50% of the universe based on a normalized P/E ratio. Companies must have sustainable dividend rates.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- The Lehman Brothers Government/ Corporate Bond Index (LGCI) is a weighted index comprised of publicly traded intermediate and long-term government and corporate debt with an average maturity of 10 years. The LGCI is an unmanaged index.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX -- The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int. Gov't Corp. Index) is a weighted index comprised of securities issued or backed by the U.S. government and its agencies and securities publicly issued by corporations with one to ten years remaining to maturity, rated investment grade and having $50 million or more outstanding. The Lehman Int. Gov't Corp. Index is an unmanaged index.

LIPPER INTERNATIONAL EQUITY FUND AVERAGE -- Contains international equity funds that report to Lipper Analytical Services. The funds are given equal weight in constructing performance which prevents any one fund from having a greater impact on the overall calculation. Each fund contained in the average has stated that their objective matches that of the group. Single country funds are not included in this group.

LIPPER CORPORATE BOND FUND AVERAGE -- Contains corporate bond funds that report to Lipper Analytical Services. The funds have an average credit quality rating of least an "A". The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER INTERMEDIATE TERM BOND FUND AVERAGE -- Contains intermediate-term bond funds that report to Lipper Analytical Services. The funds invest mainly in investment grade debt instruments and have an average credit rating of "A". The average maturity is between 5 to 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER MORTGAGE FUND AVERAGE -- Contains mortgage funds that report to Lipper Analytical Services. The funds contain primarily U.S. mortgage obligations. The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

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LIPPER GOVERNMENT MONEY MARKET AVERAGE -- Contains Government money market funds that report to Lipper Analytical Services. The funds invest in short-term U.S. Government obligations. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER WORLD INCOME FUND AVERAGE -- Contains world income funds that report to Lipper Analytical Services. The funds are able to invest in debt instruments in any country. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

MORNINGSTAR LARGE CAP GROWTH AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR LARGE CAP VALUE AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

MORNINGSTAR SMALL CAP GROWTH AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR SMALL CAP VALUE AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

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